Exhibit 99


Criteria   SCHEDBAL            % Balance
--------   -----------------   ---------
AK            $11,831,548.65        0.62
AL             $7,002,394.15        0.37
AR             $7,585,260.38         0.4
AZ           $108,484,884.47        5.73
CA           $432,600,712.72       22.84
CO            $36,025,926.02         1.9
CT             $9,595,769.62        0.51
DC            $10,521,204.82        0.56
DE            $12,763,536.54        0.67
FL            $92,323,711.38        4.87
GA            $46,569,303.30        2.46
HI             $5,946,297.66        0.31
IA            $28,774,227.93        1.52
ID            $14,327,115.61        0.76
IL            $68,961,755.95        3.64
IN            $12,620,465.28        0.67
KS            $10,586,708.34        0.56
KY             $7,865,197.54        0.42
LA             $5,446,117.21        0.29
MA            $31,779,372.12        1.68
MD           $126,590,040.57        6.68
ME             $4,692,320.17        0.25
MI            $16,384,200.39        0.86
MN            $62,262,319.08        3.29
MO            $39,480,888.98        2.08
MS             $4,501,223.30        0.24
MT             $9,642,495.24        0.51
NC            $30,625,400.94        1.62
ND             $2,584,731.99        0.14
NE            $15,487,447.20        0.82
NH             $8,084,323.83        0.43
NJ            $58,107,598.58        3.07
NM            $14,729,375.93        0.78
NV            $51,223,464.05         2.7
NY            $65,107,091.99        3.44
OH            $27,795,082.19        1.47
OK            $11,124,899.57        0.59
OR            $27,104,821.09        1.43
PA            $41,242,114.78        2.18
RI             $2,401,851.80        0.13
SC            $15,311,103.06        0.81
SD             $4,991,327.43        0.26
TN            $20,315,259.94        1.07
TX            $58,734,539.40         3.1
UT            $14,688,200.31        0.78
VA            $92,745,655.52         4.9
VT               $122,644.07        0.01
WA            $57,750,293.36        3.05
WI            $28,586,389.21        1.51
WV            $10,256,014.68        0.54
WY             $9,973,547.80        0.53
Total:     $1,894,258,176.14         100

Goldman Sachs                       WELLS                            All records
================================================================================

Current Principal Balance      Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
$1 - $50,000                               726         $27,644,032                                1.46%                       8.597%
$50,001 - $75,000                        1,153          73,136,400                                3.86                        8.006
$75,001 - $100,000                       1,234         108,598,593                                5.73                        7.680
$100,001 - $125,000                      1,236         139,170,413                                7.34                        7.455
$125,001 - $150,000                      1,081         148,234,941                                7.82                        7.462
$150,001 - $200,000                      1,920         334,008,650                               17.62                        6.988
$200,001 - $250,000                      1,077         240,818,817                               12.71                        6.880
$250,001 - $300,000                        750         205,152,395                               10.82                        6.729
$300,001 - $350,000                        457         148,006,067                                7.81                        6.710
$350,001 - $400,000                        310         116,527,567                                6.15                        6.514
$400,001 - $450,000                        223          94,519,252                                4.99                        6.468
$450,001 - $500,000                        130          61,565,423                                3.25                        6.321
$500,001 - $550,000                         98          51,603,664                                2.72                        6.470
$550,001 - $600,000                         78          44,538,209                                2.35                        6.265
$600,001 - $650,000                         44          27,695,754                                1.46                        6.447
$650,001 - $700,000                         41          27,793,025                                1.47                        6.177
$700,001 & Above                            54          46,162,132                                2.44                        6.070
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Current Principal Balance      Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
$1 - $50,000                                          600                  $38,077      76.17%         100.00%                88.07%
$50,001 - $75,000                                     609                   63,431      79.48          100.00                 93.90
$75,001 - $100,000                                    611                   88,005      78.62          100.00                 96.86
$100,001 - $125,000                                   615                  112,597      78.62          100.00                 96.96
$125,001 - $150,000                                   614                  137,128      79.81          100.00                 97.60
$150,001 - $200,000                                   620                  173,963      78.65          100.00                 96.91
$200,001 - $250,000                                   622                  223,602      78.64          100.00                 97.40
$250,001 - $300,000                                   626                  273,537      79.21          100.00                 97.22
$300,001 - $350,000                                   627                  323,864      79.53          100.00                 98.49
$350,001 - $400,000                                   635                  375,895      79.39          100.00                 98.72
$400,001 - $450,000                                   637                  423,853      80.94          100.00                 97.76
$450,001 - $500,000                                   636                  473,580      79.78          100.00                 97.70
$500,001 - $550,000                                   634                  526,568      79.11          100.00                 96.91
$550,001 - $600,000                                   648                  571,003      80.34          100.00                 94.90
$600,001 - $650,000                                   638                  629,449      79.81          100.00                100.00
$650,001 - $700,000                                   640                  677,879      78.08          100.00                100.00
$700,001 & Above                                      659                  854,854      71.57           97.41                100.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%



Current Rate                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.00 - 4.99                                111         $35,070,650                                1.85%                       4.777%
5.00 - 5.49                                236          67,027,965                                3.54                        5.272
5.50 - 5.99                              1,241         319,684,921                               16.87                        5.791
6.00 - 6.49                              1,148         259,845,161                               13.71                        6.257
6.50 - 6.99                              2,488         487,086,209                               25.70                        6.762
7.00 - 7.49                              1,111         184,158,493                                9.72                        7.246
7.50 - 7.99                              1,695         247,236,250                               13.05                        7.731
8.00 - 8.49                                596          80,542,092                                4.25                        8.246
8.50 - 8.99                                980         122,534,940                                6.47                        8.728
9.00 & Above                             1,006          91,988,654                                4.85                        9.750
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Current Rate                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.00 - 4.99                                           675                 $315,952      74.57%         100.00%                99.40%
5.00 - 5.49                                           669                  284,017      75.08          100.00                 97.93
5.50 - 5.99                                           653                  257,603      75.40          100.00                 97.86
6.00 - 6.49                                           641                  226,346      76.54          100.00                 97.40
6.50 - 6.99                                           628                  195,774      78.62           99.75                 96.93
7.00 - 7.49                                           617                  165,759      80.29          100.00                 95.76
7.50 - 7.99                                           604                  145,862      82.49          100.00                 97.19
8.00 - 8.49                                           594                  135,138      83.74          100.00                 95.87
8.50 - 8.99                                           580                  125,036      84.07          100.00                 97.91
9.00 & Above                                          564                   91,440      81.00          100.00                 98.26
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Credit Score                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
740 & Above                                229         $49,385,306                                2.61%                       6.123%
720 - 739                                  150          32,055,697                                1.69                        6.137
700 - 719                                  250          60,911,057                                3.21                        6.222
680 - 699                                  494         110,369,677                                5.82                        6.260
660 - 679                                  929         187,217,309                                9.88                        6.335
640 - 659                                1,328         262,136,194                               13.83                        6.567
620 - 639                                1,590         287,076,809                               15.15                        6.864
600 - 619                                1,774         299,632,923                               15.81                        6.995
580 - 599                                1,670         275,921,367                               14.56                        7.170
560 - 579                                  900         146,524,858                                7.73                        7.483
540 - 559                                  619          95,254,133                                5.03                        7.963
520 - 539                                  442          59,162,087                                3.12                        8.766
500 - 519                                  235          29,339,226                                1.55                        9.259
1 - 499                                      2             188,689                                0.01                        9.322
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Credit Score                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
740 & Above                                           764                 $215,656      76.62%         100.00%                93.69%
720 - 739                                             729                  213,705      78.54          100.00                 91.94
700 - 719                                             709                  243,644      79.79          100.00                 95.44
680 - 699                                             688                  223,420      79.77           98.91                 96.38
660 - 679                                             669                  201,526      80.34          100.00                 96.05
640 - 659                                             649                  197,392      80.42          100.00                 97.16
620 - 639                                             629                  180,551      80.85          100.00                 98.41
600 - 619                                             609                  168,902      80.32          100.00                 97.86
580 - 599                                             590                  165,222      78.67          100.00                 98.18
560 - 579                                             569                  162,805      77.18          100.00                 97.69
540 - 559                                             549                  153,884      73.07          100.00                 96.13
520 - 539                                             529                  133,851      72.31          100.00                 97.26
500 - 519                                             510                  124,848      67.46          100.00                 98.74
1 - 499                                               490                   94,345      81.19          100.00                100.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Lien                           Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
 1                                      10,612      $1,895,175,334                              100.00%                       6.948%
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Lien                           Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
 1                                                    624                 $178,588      78.94%          99.94%                97.24%
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Combined Original LTV          Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.01 - 60.00                               860        $135,043,127                                7.13%                       6.773%
60.01 - 70.00                            1,033         198,390,801                               10.47                        6.710
70.01 - 80.00                            5,358         958,690,271                               50.59                        6.691
80.01 - 85.00                              986         184,420,959                                9.73                        7.285
85.01 - 90.00                            1,313         257,324,455                               13.58                        7.331
90.01 - 95.00                              526          82,429,264                                4.35                        7.740
95.01 - 100.00                             536          78,876,456                                4.16                        8.107
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Combined Original LTV          Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.01 - 60.00                                          612                 $157,027      49.37%         100.00%                95.71%
60.01 - 70.00                                         608                  192,053      66.60          100.00                 91.06
70.01 - 80.00                                         629                  178,927      78.67           99.88                 97.51
80.01 - 85.00                                         616                  187,040      84.38          100.00                 97.33
85.01 - 90.00                                         623                  195,982      89.60          100.00                100.00
90.01 - 95.00                                         638                  156,710      94.78          100.00                100.00
95.01 - 100.00                                        645                  147,158      99.92          100.00                100.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Original LTV                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.01 - 60.00                               860        $135,043,127                                7.13%                       6.773%
60.01 - 70.00                            1,033         198,390,801                               10.47                        6.710
70.01 - 80.00                            5,358         958,690,271                               50.59                        6.691
80.01 - 85.00                              986         184,420,959                                9.73                        7.285
85.01 - 90.00                            1,313         257,324,455                               13.58                        7.331
90.01 - 95.00                              526          82,429,264                                4.35                        7.740
95.01 - 100.00                             536          78,876,456                                4.16                        8.107
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Original LTV                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.01 - 60.00                                          612                 $157,027      49.37%         100.00%                95.71%
60.01 - 70.00                                         608                  192,053      66.60          100.00                 91.06
70.01 - 80.00                                         629                  178,927      78.67           99.88                 97.51
80.01 - 85.00                                         616                  187,040      84.38          100.00                 97.33
85.01 - 90.00                                         623                  195,982      89.60          100.00                100.00
90.01 - 95.00                                         638                  156,710      94.78          100.00                100.00
95.01 - 100.00                                        645                  147,158      99.92          100.00                100.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

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--------------------------------------------------------------------------------
                               Oct 24, 2005 9:42                     Page 1 of 3

Goldman Sachs                       WELLS                            All records
================================================================================

Documentation                  Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
FULL                                    10,611      $1,893,977,774                               99.94%                       6.948%
NO DOC                                       1           1,197,559                                0.06                        6.950
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Documentation                  Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
FULL                                                  624                 $178,492      78.95%         100.00%                97.23%
NO DOC                                                688                1,197,559      75.00            0.00                100.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Purpose                        Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
CASHOUT REFI                             5,197      $1,001,775,196                               52.86%                       6.930%
PURCHASE                                 4,809         798,334,617                               42.12                        6.955
RATE/TERM REFI                             606          95,065,521                                5.02                        7.084
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Purpose                        Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
CASHOUT REFI                                          616                 $192,760      75.81%         100.00%                97.14%
PURCHASE                                              635                  166,008      82.81           99.85                 97.38
RATE/TERM REFI                                        625                  156,874      79.47          100.00                 97.05
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Occupancy                      Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
OWNER OCCUPIED                          10,211      $1,842,805,615                               97.24%                       6.946%
NON OWNER                                  295          34,380,199                                1.81                        6.983
SECOND HOME                                106          17,989,520                                0.95                        7.068
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Occupancy                      Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
OWNER OCCUPIED                                        624                 $180,473      79.17%          99.94%               100.00%
NON OWNER                                             641                  116,543      69.91          100.00                  0.00
SECOND HOME                                           639                  169,712      73.48          100.00                  0.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Property Type                  Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
SINGLE FAMILY                            9,695      $1,721,369,941                               90.83%                       6.969%
CONDO                                      643         115,692,055                                6.10                        6.751
2 FAMILY                                   183          36,533,579                                1.93                        6.649
3-4 FAMILY                                  51          11,359,174                                0.60                        6.984
CONDO HI-RISE                               40          10,220,585                                0.54                        6.694
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Property Type                  Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
SINGLE FAMILY                                         623                 $177,552      79.09%          99.93%                97.84%
CONDO                                                 636                  179,925      79.68          100.00                 94.06
2 FAMILY                                              632                  199,637      74.36          100.00                 90.00
3-4 FAMILY                                            634                  222,729      70.71          100.00                 76.92
CONDO HI-RISE                                         636                  255,515      71.41          100.00                 80.44
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

State                          Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
CA                                       1,360        $432,600,713                               22.83%                       6.317%
MD                                         535         126,663,570                                6.68                        6.775
AZ                                         560         108,484,884                                5.72                        7.011
VA                                         425          92,995,212                                4.91                        6.914
FL                                         507          92,323,711                                4.87                        7.014
IL                                         518          68,989,721                                3.64                        7.528
NY                                         302          65,107,092                                3.44                        6.882
MN                                         375          62,262,319                                3.29                        6.970
TX                                         582          58,734,539                                3.10                        7.677
NJ                                         251          58,107,599                                3.07                        7.505
Other                                    5,197         728,905,973                               38.46                        7.186
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
State                          Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
CA                                                    640                 $318,089      74.89%          99.72%                97.02%
MD                                                    618                  236,754      78.56          100.00                 98.15
AZ                                                    623                  193,723      78.74          100.00                 96.15
VA                                                    618                  218,812      79.78          100.00                 98.17
FL                                                    617                  182,098      78.13          100.00                 93.04
IL                                                    616                  133,185      82.77          100.00                 98.42
NY                                                    618                  215,586      75.96          100.00                 97.94
MN                                                    624                  166,033      80.88          100.00                 99.16
TX                                                    618                  100,918      80.26          100.00                 96.28
NJ                                                    604                  231,504      77.13          100.00                 98.32
Other                                                 622                  140,255      81.22          100.00                 97.43
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Zip                            Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
 20772                                      19          $5,186,990                                0.27%                       6.921%
 95648                                      10           5,057,870                                0.27                        5.683
 92336                                      13           4,933,344                                0.26                        5.987
 94531                                      11           4,819,217                                0.25                        6.164
 95901                                      18           4,773,355                                0.25                        6.194
 95630                                      13           4,539,002                                0.24                        6.186
 94568                                       9           4,273,635                                0.23                        6.344
 85242                                      19           4,026,206                                0.21                        7.068
 20735                                      14           3,838,594                                0.20                        6.927
 92392                                      14           3,781,018                                0.20                        6.492
Other                                   10,472       1,849,946,104                               97.61                        6.962
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Zip                            Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
 20772                                                623                 $272,999      82.89%         100.00%               100.00%
 95648                                                650                  505,787      78.60          100.00                100.00
 92336                                                653                  379,488      77.87          100.00                100.00
 94531                                                613                  438,111      73.05          100.00                100.00
 95901                                                649                  265,186      80.34          100.00                100.00
 95630                                                660                  349,154      79.38          100.00                100.00
 94568                                                636                  474,848      82.76          100.00                100.00
 85242                                                636                  211,906      78.52          100.00                 92.30
 20735                                                625                  274,185      80.76          100.00                 94.91
 92392                                                619                  270,073      81.62          100.00                100.00
Other                                                 624                  176,656      78.93           99.94                 97.20
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Remaining Months to Maturity   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
1 - 180                                    336         $45,375,050                                2.39%                       6.991%
241 - 360                               10,276       1,849,800,283                               97.61                        6.947
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Remaining Months to Maturity   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
1 - 180                                               646                 $135,045      69.02%         100.00%                92.30%
241 - 360                                             624                  180,012      79.19           99.94                 97.36
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Amortization Type              Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
15 YR FIXED                                214         $19,245,804                                1.02%                       7.431%
2 YR ARM                                 7,793       1,276,894,413                               67.38                        7.131
2 YR ARM IO                              1,526         398,905,732                               21.05                        6.406
3 YR ARM                                   170          33,013,863                                1.74                        6.510
3 YR ARM IO                                 76          21,150,203                                1.12                        6.247
30 YR FIXED                                688         114,338,958                                6.03                        7.041
30 YR FIXED IO                              23           5,497,114                                0.29                        6.865
FIXED 15/30 BLN                            122          26,129,246                                1.38                        6.668
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Amortization Type              Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
15 YR FIXED                                           630                  $89,934      64.50%         100.00%                91.48%
2 YR ARM                                              615                  163,851      79.69           99.91                 96.85
2 YR ARM IO                                           642                  261,406      79.92          100.00                 99.53
3 YR ARM                                              647                  194,199      78.47          100.00                 96.58
3 YR ARM IO                                           666                  278,292      76.78          100.00                100.00
30 YR FIXED                                           648                  166,190      71.86          100.00                 95.09
30 YR FIXED IO                                        665                  239,005      75.23          100.00                100.00
FIXED 15/30 BLN                                       658                  214,174      72.34          100.00                 92.91
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%


This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matter as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------
                               Oct 24, 2005 9:42                     Page 2 of 3

Goldman Sachs                       WELLS                            All records
================================================================================

Initial Periodic Cap           Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
<= 0.00                                  1,047        $165,211,122                                8.72%                       7.022%
2.51 - 3.00                              9,565       1,729,964,211                               91.28                        6.941
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Initial Periodic Cap           Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
<= 0.00                                               648                 $157,795      71.19%         100.00%                94.49%
2.51 - 3.00                                           622                  180,864      79.69           99.93                 97.50
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Periodic Cap                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
<= 0.00                                  1,047        $165,211,122                                8.72%                       7.022%
0.51 - 1.00                              9,565       1,729,964,211                               91.28                        6.941
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Periodic Cap                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
<= 0.00                                               648                 $157,795      71.19%         100.00%                94.49%
0.51 - 1.00                                           622                  180,864      79.69           99.93                 97.50
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Months to Rate Reset           Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
<= 0                                     1,047        $165,211,122                                8.72%                       7.022%
1 - 12                                       1              97,119                                0.01                        7.125
13 - 24                                  9,319       1,675,754,821                               88.42                        6.958
25 - 36                                    245          54,112,271                                2.86                        6.407
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Months to Rate Reset           Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
<= 0                                                  648                 $157,795      71.19%         100.00%                94.49%
1 - 12                                                686                   97,119      80.00          100.00                100.00
13 - 24                                               621                  179,821      79.75           99.93                 97.48
25 - 36                                               655                  220,866      77.81          100.00                 98.01
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Life Maximum Rate              Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.00 - - 0.01                            1,047        $165,211,122                                8.72%                       7.022%
0.00 - 11.99                             1,513         399,336,983                               21.07                        5.614
12.00 - 12.49                            1,050         237,022,415                               12.51                        6.257
12.50 - 12.99                            2,189         427,795,497                               22.57                        6.759
13.00 - 13.49                              995         166,314,010                                8.78                        7.245
13.50 - 13.99                            1,513         225,913,523                               11.92                        7.732
14.00 - 14.49                              533          74,221,277                                3.92                        8.245
14.50 - 14.99                              875         114,155,106                                6.02                        8.730
15.00 - 15.49                              297          31,088,137                                1.64                        9.249
15.50 - 15.99                              358          34,584,393                                1.82                        9.708
16.00 & Above                              242          19,532,871                                1.03                       10.626
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Life Maximum Rate              Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.00 - - 0.01                                         648                 $157,795      71.19%         100.00%                94.49%
0.00 - 11.99                                          655                  263,937      75.72          100.00                 97.96
12.00 - 12.49                                         637                  225,736      77.42          100.00                 97.17
12.50 - 12.99                                         625                  195,430      79.71           99.72                 97.45
13.00 - 13.49                                         616                  167,150      81.08          100.00                 96.20
13.50 - 13.99                                         603                  149,315      83.21          100.00                 97.78
14.00 - 14.49                                         592                  139,252      84.32          100.00                 95.97
14.50 - 14.99                                         578                  130,463      84.66          100.00                 98.42
15.00 - 15.49                                         571                  104,674      82.81          100.00                 97.79
15.50 - 15.99                                         562                   96,604      81.95          100.00                 98.44
16.00 & Above                                         551                   80,714      79.58          100.00                 99.50
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Margin                         Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.99 & Below                             1,047        $165,211,122                                8.72%                       7.022%
1.50 - 1.99                                 32          10,013,589                                0.53                        5.527
2.00 - 2.49                                212          49,272,126                                2.60                        5.871
2.50 - 2.99                                458         101,020,451                                5.33                        6.130
3.00 - 3.49                                945         214,175,132                               11.30                        5.992
3.50 - 3.99                              1,903         393,025,485                               20.74                        6.359
4.00 - 4.49                              1,976         350,025,092                               18.47                        6.784
4.50 - 4.99                              1,251         217,701,735                               11.49                        7.254
5.00 - 5.49                                838         137,133,489                                7.24                        7.760
5.50 - 5.99                                780         119,587,610                                6.31                        8.267
6.00 - 6.49                                604          73,473,996                                3.88                        8.781
6.50 - 6.99                                327          40,743,076                                2.15                        9.115
7.00 - 7.49                                130          16,137,412                                0.85                        9.677
7.50 - 7.99                                 95           6,647,537                                0.35                       10.614
8.00 - 8.49                                 14           1,007,483                                0.05                       11.183
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Margin                         Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.99 & Below                                          648                 $157,795      71.19%         100.00%                94.49%
1.50 - 1.99                                           693                  312,925      74.01          100.00                100.00
2.00 - 2.49                                           664                  232,416      75.53          100.00                 96.53
2.50 - 2.99                                           641                  220,569      75.24          100.00                 97.37
3.00 - 3.49                                           666                  226,640      77.15           99.44                 98.14
3.50 - 3.99                                           637                  206,529      77.20          100.00                 97.87
4.00 - 4.49                                           618                  177,138      78.73          100.00                 95.84
4.50 - 4.99                                           611                  174,022      83.61          100.00                 97.27
5.00 - 5.49                                           604                  163,644      87.02          100.00                 98.08
5.50 - 5.99                                           587                  153,317      86.61          100.00                 99.28
6.00 - 6.49                                           563                  121,646      81.05          100.00                 98.21
6.50 - 6.99                                           537                  124,597      74.99          100.00                 98.20
7.00 - 7.49                                           538                  124,134      76.70          100.00                 97.04
7.50 - 7.99                                           548                   69,974      81.22          100.00                100.00
8.00 - 8.49                                           573                   71,963      84.13          100.00                100.00
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Interest Only                  Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
 N                                       8,987      $1,469,622,285                               77.55%                       7.106%
 Y                                       1,625         425,553,049                               22.45                        6.404
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Interest Only                  Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
 N                                                    619                 $163,528      78.72%          99.92%                96.56%
 Y                                                    644                  261,879      79.71          100.00                 99.56
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%

Mortgage Insurance             Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
MGIC                                       326         $51,742,090                                2.73%                       7.546%
OLTV <=80                                7,251       1,292,124,199                               68.18                        6.703
OLTV > 80 - NO MI                            1             253,456                                0.01                        8.950
PMI MI COMPANY                             578         100,510,619                                5.30                        7.678
PREMIUM PRICED                             379         110,299,691                                5.82                        6.867
RADIAN GUARANTY INSURANCE                  791         138,454,365                                7.31                        7.397
RMIC                                        20           3,003,102                                0.16                        7.799
TRIAD GUARANTY INSURANCE                   597          94,861,631                                5.01                        7.721
UGRIC                                      669         103,926,181                                5.48                        7.749
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                  10,612      $1,895,175,334                              100.00%                       6.948%
Mortgage Insurance             Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
MGIC                                                  627                 $158,718      89.15%         100.00%                98.95%
OLTV <=80                                             624                  178,199      73.76           99.91                 96.33
OLTV > 80 - NO MI                                     550                  253,456      80.01          100.00                100.00
PMI MI COMPANY                                        625                  173,894      91.14          100.00                 99.25
PREMIUM PRICED                                        643                  291,028      88.73          100.00                 99.48
RADIAN GUARANTY INSURANCE                             621                  175,037      88.71          100.00                 99.15
RMIC                                                  614                  150,155      90.30          100.00                100.00
TRIAD GUARANTY INSURANCE                              621                  158,897      91.75          100.00                 99.61
UGRIC                                                 618                  155,346      91.15          100.00                 98.54
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                624                 $178,588      78.94%          99.94%                97.24%


This material has been prepared specifically for you by the Fixed Income Sales and Trading Department and is not the product of Fixed Income Research. This material contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Opinions expressed are our present opinions only, and any information or indications contained in this material are current as of the date appearing on this material only. The material is based upon information which we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matter as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data nor for any special, indirect, incidental or consequential damages which may be incurred or experienced because of the use of the data or calculations made available herein, even if Goldman Sachs has been advised of the possibility of such damages. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for investors. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned therein or derivatives thereof (including options). Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. This material has been issued by Goldman, Sachs & Co. and has been approved by Goldman Sachs International, which is regulated by The Financial Services Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. Further information on any of the securities, futures or options mentioned in this material may be obtained upon request and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street.
--------------------------------------------------------------------------------
                               Oct 24, 2005 9:42                     Page 3 of 3
disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are IO. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

Deal launched Date
Originator
Servicer
Collateral
Size in USD

Structure:



Tranche name   Rating: Moodys/S&P   Size (M$)   Spread   WAL   Credit Enhacement
------------   ------------------   ---------   ------   ---   -----------------





Excess spread
Reserve fund
Max reserve fund



Example:

Deal launched Date             Tuesday, March 01, 2005
Originator                              XXXXX
Servicer                                YYYY
Collateral                            Resi B&C
Size in USD                          500,000,000

Structure:

Tranche name   Rating: Moodys/S&P   Size (M$)   Spread      WAL      Credit Enhacement
------------   ------------------   ---------   ------      -----    -----------------

A1             AAA/AAA                  200                     1                60.00%
A2             AAA/AAA                  140                     3                32.00%
A3             AAA/AAA                   50             6.23/9.66                22.00%
               AAA/AAA                                                           22.00%
               AAA/AAA                                                           22.00%
M1             Aa2/AA                    55                     5                11.00%
M2             A2/A                      30                     5                 5.00%
M3             A3/A-                      5                   4.6                 4.00%
B1             Baa1/BBB+                  5                   4.6                 3.00%
B2             Baa2/BBB                   5                   4.5                 2.00%
B3             Baa3/BBB-                  5                   4.3                 1.00%
B4             Ba1/BB+                    5                  0.00%
               N/A

Excess spread                  3.92%
Reserve fund                   2.65%
Max reserve fund                  0%

LTV/FICO Matrix                LTV

FIXED
FICO
          60-     60-65   65-70   70-75   75-80   80-85   85-90   90-95   95-100   Total
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
350-479                                                                                0
480-499                                                                                0
500-519    0.24       0    0.11       0       0       0       0       0        0    0.35
520-539    0.52    0.05    0.21    0.05    0.15       0       0       0        0    0.98
540-559    0.47    0.38    0.21    0.08    0.43    0.03       0       0        0     1.6
560-579    1.87    0.39    1.12    0.48    0.88    0.35    0.38       0        0    5.47
580-599    2.32    0.77    2.64    1.16    2.71    0.69    0.28    0.03        0    10.6
600-619    2.23    0.87     1.5    1.45    2.84    1.24     0.8    0.05        0   10.98
620-639    2.06    1.89    1.19    2.02     3.1    1.07    1.07    0.57     0.17   13.14
640-659    2.56    1.14    1.54    1.65    4.87    1.58    1.04    0.37     0.16   14.91
660-679    2.73    0.92    0.73    1.83    5.65    1.54    1.66    0.77     0.06   15.89
680-699    1.73    1.39    0.92    2.63    2.54    1.31    0.58    0.23        0   11.33
700-719    0.74    0.36    0.31    0.69    2.48    0.45    0.56       0        0    5.59
720-739    0.37    0.51    0.42    0.16    0.57    0.16       0    0.21     0.04    2.44
740-759    0.75    0.92     0.2    0.75    0.39    0.44       0       0        0    3.45
760-779     0.2    0.27    0.19     0.1    1.05       0       0       0        0    1.81
780-799    0.12       0    0.24       0    0.52       0    0.06       0        0    0.94
800-850    0.15       0       0       0    0.07       0       0       0        0    0.22
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
Total     19.06    9.86   11.53   13.05   28.25    8.86    6.43    2.23     0.43    99.7

ARM
FICO
350-479       0       0       0       0       0       0       0       0        0       0
480-499       0       0       0       0    0.01       0       0       0        0    0.01
500-519    0.35    0.14     0.3     0.6    0.25    0.02       0       0        0    1.66
520-539    0.34    0.26    0.53    0.61    1.35    0.18    0.04       0        0    3.31
540-559    0.72    0.45    0.62    0.99     1.2    1.31    0.03    0.02        0    5.34
560-579    0.78    0.34    0.81    0.88     1.5    1.28    2.33    0.02     0.01    7.95
580-599    0.95    0.41    0.98    1.09    6.77     1.2    2.72    0.78     0.02   14.92
600-619    0.77    0.42     0.8    1.31    7.05    1.55     2.5    0.69     1.19   16.28
620-639    0.56     0.3    0.75    0.92    6.81    1.41    2.05    0.96     1.21   14.97
640-659    0.53    0.34    0.63    0.97    6.54    1.05    1.87    0.95     0.87   13.75
660-679    0.33    0.13    0.29    0.68    4.78    0.81     1.2    0.55     0.54    9.31
680-699     0.2    0.13    0.26    0.46    2.36    0.37     0.9    0.32     0.31    5.31
700-719    0.13    0.03    0.12    0.16    1.78    0.22     0.3    0.08     0.17    2.99
720-739    0.12    0.03    0.05    0.07    0.87    0.17    0.17    0.08     0.06    1.62
740-759    0.05    0.04     0.1    0.05    0.61    0.13    0.05    0.03     0.03    1.09
760-779    0.04    0.02    0.01    0.02    0.36    0.01    0.06    0.04     0.08    0.64
780-799    0.07       0    0.02    0.07    0.19    0.01    0.05       0     0.03    0.44
800-850    0.02       0       0    0.05    0.01       0       0       0        0    0.08
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
Total      5.96    3.04    6.27    8.93   42.44    9.72   14.27    4.52     4.52   99.67

CLTV/FICO Matrix               CLTV (including silent seconds)

FIXED
FICO
          60-     60-65   65-70   70-75   75-80   80-85   85-90   90-95   95-100   100-105   105-110   110+   Total
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
350-479                                                                                                           0
480-499                                                                                                           0
500-519    0.24       0    0.11       0       0       0       0       0        0         0         0     0     0.35
520-539    0.52    0.05    0.21    0.05    0.15       0       0       0        0         0         0     0     0.98
540-559    0.47    0.38    0.21    0.08    0.43    0.03       0       0        0         0         0     0      1.6
560-579    1.87    0.39    1.12    0.48    0.71    0.35    0.38    0.17        0         0         0     0     5.47
580-599    2.29    0.77    2.64    1.05    1.75    0.69    0.28    0.46     0.66         0         0     0    10.59
600-619    2.23    0.87     1.5    1.26     1.7    1.43    0.75    0.42     0.82         0         0     0    10.98
620-639    2.06    1.69    1.13    2.15     2.2    1.07    1.07    0.65     1.13         0         0     0    13.15
640-659    2.56    1.14    1.54    1.65    2.25    1.58    1.25    0.53     2.41         0         0     0    14.91
660-679    2.73    0.85    0.73    1.83    2.76    1.38    1.73    0.97      2.9         0         0     0    15.88
680-699    1.55    1.39    1.05     2.6    1.06    1.31    0.65    0.53     1.18         0         0     0    11.32
700-719    0.74    0.36    0.31    0.69    1.42    0.45    0.56       0     1.06         0         0     0     5.59
720-739    0.37    0.51    0.42    0.16     0.3    0.16       0    0.21     0.31         0         0     0     2.44
740-759    0.75    0.92     0.2    0.67    0.04    0.44       0    0.07     0.35         0         0     0     3.44
760-779     0.2    0.27    0.19     0.1    0.58       0       0       0     0.47         0         0     0     1.81
780-799    0.12       0    0.24       0    0.44       0    0.06       0     0.08         0         0     0     0.94
800-850    0.15       0       0       0       0       0       0       0     0.07         0         0     0     0.22
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
Total     18.85    9.59    11.6   12.77   15.79    8.89    6.73    4.01    11.44         0         0     0    99.67
ARM
FICO
350-479       0       0       0       0       0       0       0       0        0         0         0     0        0
480-499       0       0       0       0    0.01       0       0       0        0         0         0     0     0.01
500-519    0.35    0.14     0.3    0.59    0.24    0.02    0.02       0     0.01         0         0     0     1.67
520-539    0.34    0.24    0.51    0.62    1.38    0.18    0.05    0.02        0         0         0     0     3.34
540-559    0.72    0.45    0.62    0.99    1.18    1.28    0.06    0.02        0         0         0     0     5.32
560-579    0.78    0.33     0.8    0.87    1.36    1.26    2.34    0.08     0.11         0         0     0     7.93
580-599    0.94    0.41    0.98    0.91    2.11    1.19    2.95    1.45     3.97         0         0     0    14.91
600-619    0.77    0.41     0.8    1.05    1.81    1.59    2.68    1.18     5.98         0         0     0    16.27
620-639     0.5     0.3     0.8    0.75    1.59    1.41    2.21    1.57     5.82         0         0     0    14.95
640-659    0.48    0.27    0.55    0.88    1.82    1.06    2.01    1.37     5.29         0         0     0    13.73
660-679    0.33    0.12    0.24    0.43     0.6    0.79    1.35     0.9     4.56         0         0     0     9.32
680-699     0.2    0.12     0.2    0.35    0.45    0.46    1.01    0.48     2.04         0         0     0     5.31
700-719    0.08    0.03    0.05    0.14    0.35    0.21    0.38    0.24     1.51         0         0     0     2.99
720-739    0.11    0.03    0.03    0.03     0.2    0.17    0.17    0.11     0.77         0         0     0     1.62
740-759    0.03    0.04     0.1    0.04    0.17    0.13    0.05    0.04     0.49         0         0     0     1.09
760-779    0.04    0.02    0.01    0.01    0.03    0.01    0.06    0.07      0.4         0         0     0     0.65
780-799    0.06       0    0.02    0.07    0.07    0.01    0.05       0     0.15         0         0     0     0.43
800-850    0.02       0       0       0       0       0       0    0.05     0.01         0         0     0     0.08
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
Total      5.75    2.91    6.01    7.73   13.37    9.77   15.39    7.58    31.11         0         0     0    99.62

                               IO ONLY LOANS

FICO              350-479
                  480-499
                  500-519
                  520-539
                  540-559
                  560-579
                  580-599              15.01
                  600-619               15.8
                  620-639               19.4
                  640-659              18.81
                  660-679              13.61
                  680-699               7.01
                  700-719               5.21
                  720-739               2.28
                  740-759               1.39
                  760-779               1.15
                  780-799                0.2
                  800-850               0.13



                          Mortgage Insurance

FICO              350-479
                  480-499
                  500-519
                  520-539
                  540-559
                  560-579
                  580-599
                  600-619
                  620-639
                  640-659
                  660-679
                  680-699
                  700-719
                  720-739
                  740-759
                  760-779
                  780-799
                  800-850

DTI/FICO matrix
                          DTI

product   fico range   <20    20-24.9   25-29.9   30-34.9   35-39.9   40-44.9   45-49.9   50-54.9   55-59.9       60+  TOTAL
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
ARM       300-500         0         0         0         0      0.02      0.01      0.02      0.01        0         0
          500-550      0.18      0.24      0.65      0.88      1.07      1.39      2.09      1.53      0.13        0
          550-575      0.33       0.4       0.5      0.89       1.1      1.44      1.38      2.26      0.41        0
          575-600      0.63      0.47      0.97      1.89      1.89      2.93      4.39      3.86      0.17     0.03
          600-620      0.71      0.59      1.04      1.25      2.07      2.35      4.08      3.84      0.26        0
          620-650      0.63      0.54      1.13      1.84      2.36      3.87      6.54      4.62      0.44     0.01
          650-680      0.62      0.33      0.78      1.24      1.71      2.32      5.13      3.15      0.18        0
          680-700      0.15      0.14      0.19      0.27      0.53      0.86      1.64      1.19      0.15        0
          700-750      0.21      0.23      0.18      0.22      0.37      0.91       1.9      1.15      0.05        0
          750-800      0.05      0.02      0.08      0.06       0.1      0.22      0.51      0.41         0     0.01
          800-900         0         0         0         0         0      0.02      0.01         0        0         0
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
          Total        3.54      2.99      5.58      8.58     11.24      16.4     27.77     22.06      1.79     0.05

Fixed     300-500
          500-550      0.08      0.09      0.14      0.33      0.17      0.38      0.66      0.36         0        0
          550-575      0.63      0.11      0.22      0.27      0.78      1.32      0.78      0.95      0.05        0
          575-600      0.42      0.23      1.43      1.47      2.03      1.15      2.25      2.93      0.34        0
          600-620      0.98      0.44      1.17      0.97      1.23      1.58      2.14      2.21      0.24        0
          620-650      1.49      0.88      1.24      1.84       2.5      2.29      5.87      5.38      0.35        0
          650-680      1.84      1.25      1.03      1.57      2.47      3.71       4.7       5.5      0.21        0
          680-700       0.6      0.61      0.48      0.79      1.37      1.52      2.34      3.14      0.23        0
          700-750      0.88         0      0.46      0.47       1.4       1.7      1.68      2.17     0.66         0
          750-800      0.58      0.06      0.31      0.14      0.19      0.33      0.33      2.34      0.08        0
          800-900         0         0         0         0         0      0.22         0         0        0         0
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
          Total         7.6      3.67      6.49      7.85     12.14      14.2     20.86     25.04      2.15        0

                             General Pool Statistics

Geographic distribution

State            %
--------------   -----
California       22.84
Florida           4.87
NY                3.44
New Jersey        3.07
Nevada             2.7
Texas              3.1
Illinois          3.64
Washington        3.05
Maryland          6.68
Massachussets     1.68
Arizona           5.73
Colorado           1.9
Oregon            1.43
Connecticut       0.51
Georgia           2.46
North Carolina    1.62
Alaska            0.62
Alabama           0.37
Arkansas           0.4
Delaware          0.67
Hawaii            0.31
Idaho             0.76
Indiana           0.67
Iowa              1.52
Kansas            0.56
Kentucky          0.42
Louisiana         0.29
Maine             0.25
Michigan          0.86
Minnesota         3.29
Mississippi       0.24
Missouri          2.08
Montana           0.51
Nebraska          0.82
New Hampshire     0.43
New Mexico        0.78
North Dakota      0.14
Ohio              1.47
Oklahoma          0.59
Pennsylvania      2.18
Rhode Island      0.13
South Carolina    0.81
South Dakota      0.26
Tennessee         1.07
Utah              0.78
Vermont           0.01
Virginia           4.9
West Virginia     0.54
Wisconsin         1.51
Wyoming           0.53
Washington DC     0.56



Documentation

                            %
---------------------   -----
Full Documentation      99.94
Stated Documentation
Reduced Documentation
No documentation         0.06


Occupancy Status

                            %
---------------------   -----
Primary Residence       97.24
Second / Vacation        0.95
Non Owner Occupied       1.81


Distribution by Property Type

                            %
---------------------   -----
One                     90.82
2-4 Unit                 2.53
Pud detached
Condo                    6.65
Pud attached
Modular Home
Manufactured Housing
Town house


Repayment type

                            %
---------------------   -----
2 year ARM              67.36
2 year ARM IO           21.06
3 Year ARM               1.74
3 Year ARM IO            1.12
25 Lib 1M/IO/10YR
5 Year ARM
5 Year ARM IO
15/30 Balloon            1.38
20/30 Balloon
Fixed                    7.06
Fixed IO                 0.29
Actuarial


Prepay penalty

                            %
---------------------   -----
1 year
2 year                  63.52
3 year                    8.9
other
none                    27.58



Rate type

                            %
---------------------   -----
Fixed                    8.72
ARM                     91.28




Borrower type

                            %
---------------------   -----
1st Lien
2nd lien

Mortgage purpose

                            %
---------------------   -----
Purchase                 42.1
Rate/Term refinance      5.02
Equity refinance        52.88



Summary statistics

Number of loans                           10607
Total principal balance        1,894,258,176.14
Average outstanding balance          178,585.67
Largest outstanding balance        1,197,559.19
WA LTV                                    78.94
LTV >90%                                   8.49
WA Remaining Term (Months)                  354
WA Seasoning (months)                         2
WA Credit Score                         624.458
WA Net Mortgage Rate
WA Neg Am limit


AFC

                                        %
---------------------    ----------------
                 0.50%
                 1.00%
                 1.50%
                 2.00%
NA or fixed rate


Conforming

                            %
---------------------   -----
Conforming
Non conforming

LTV/FICO Matrix           LTV

FIXED
FICO
          60-     60-65   65-70   70-75   75-80   80-85   85-90   90-95   95-100   Total
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
350-479                                                                                0
480-499                                                                                0
500-519                                                                                0
520-539                                                                                0
540-559                                                                                0
560-579                                                                                0
580-599                                                                                0
600-619                                                                                0
620-639                                                                                0
640-659                                                                                0
660-679                                                                                0
680-699                                                                                0
700-719                                                                                0
720-739                                                                                0
740-759                                                                                0
760-779                                                                                0
780-799                                                                                0
800-850                                                                                0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
Total         0       0       0       0       0       0       0       0        0       0

ARM
FICO
350-479                                                                                0
480-499                                                                                0
500-519                                                                                0
520-539                                                                                0
540-559                                                                                0
560-579                                                                                0
580-599                                                                                0
600-619                                                                                0
620-639                                                                                0
640-659                                                                                0
660-679                                                                                0
680-699                                                                                0
700-719                                                                                0
720-739                                                                                0
740-759                                                                                0
760-779                                                                                0
780-799                                                                                0
800-850                                                                                0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
Total         0       0       0       0       0       0       0       0        0       0

CLTV/FICO Matrix          CLTV (including silent seconds)

FIXED
FICO
          60-     60-65   65-70   70-75   75-80   80-85   85-90   90-95   95-100   100-105   105-110   110+   Total
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
350-479                                                                                                           0
480-499                                                                                                           0
500-519                                                                                                           0
520-539                                                                                                           0
540-559                                                                                                           0
560-579                                                                                                           0
580-599                                                                                                           0
600-619                                                                                                           0
620-639                                                                                                           0
640-659                                                                                                           0
660-679                                                                                                           0
680-699                                                                                                           0
700-719                                                                                                           0
720-739                                                                                                           0
740-759                                                                                                           0
760-779                                                                                                           0
780-799                                                                                                           0
800-850                                                                                                           0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
Total         0       0       0       0       0       0       0       0        0         0         0     0        0

ARM
FICO
350-479                                                                                                           0
480-499                                                                                                           0
500-519                                                                                                           0
520-539                                                                                                           0
540-559                                                                                                           0
560-579                                                                                                           0
580-599                                                                                                           0
600-619                                                                                                           0
620-639                                                                                                           0
640-659                                                                                                           0
660-679                                                                                                           0
680-699                                                                                                           0
700-719                                                                                                           0
720-739                                                                                                           0
740-759                                                                                                           0
760-779                                                                                                           0
780-799                                                                                                           0
800-850                                                                                                           0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
Total         0       0       0       0       0       0       0       0        0         0         0     0        0

                                          IO

FICO              350-479
                  480-499
                  500-519
                  520-539
                  540-559
                  560-579
                  580-599
                  600-619
                  620-639
                  640-659
                  660-679
                  680-699
                  700-719
                  720-739
                  740-759
                  760-779
                  780-799
                  800-850



                          Mortgage Insurance

FICO              350-479
                  480-499
                  500-519
                  520-539
                  540-559
                  560-579
                  580-599
                  600-619
                  620-639
                  640-659
                  660-679
                  680-699
                  700-719
                  720-739
                  740-759
                  760-779
                  780-799
                  800-850

DTI/FICO matrix
                          DTI

product   fico range   <20    20-24.9   25-29.9   30-34.9   35-39.9   40-44.9   45-49.9   50-54.9   55-59.9       60+  TOTAL
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
ARM       300-500
          500-550
          550-575
          575-600
          600-620
          620-650
          650-680
          680-700
          700-750
          750-800
          800-900
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
          Total

Fixed     300-500
          500-550
          550-575
          575-600
          600-620
          620-650
          650-680
          680-700
          700-750
          750-800
          800-900
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
          Total

                             General Pool Statistics

Geographic distribution

State                   %
---------------------   -----
California
Florida
NY
New Jersey
Nevada
Texas
Illinois
Washington
Maryland
Massachussets
Arizona
Colorado
Oregon
Connecticut
Georgia
North Carolina
Alaska
Alabama
Arkansas
Delaware
Hawaii
Idaho
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
New Hampshire
New Mexico
North Dakota
Ohio
Oklahoma
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Utah
Vermont
Virginia
West Virginia
Wisconsin
Wyoming
Washington DC

Documentation

                            %
---------------------   -----
Full Documentation
Stated Documentation
Reduced Documentation
No documentation

Occupancy Status

                            %
---------------------   -----
Primary Residence
Second / Vacation
Non Owner Occupied

Distribution by Property Type

                            %
---------------------   -----
One
2-4 Unit
Pud detached
Condo
Pud attached
Modular Home
Manufactured Housing
Town house

Repayment type

                            %
---------------------   -----
2 year ARM
2 year ARM IO
3 Year ARM
3 Year ARM IO
25 Lib 1M/IO/10YR
5 Year ARM
5 Year ARM IO
15/30 Balloon
20/30 Balloon
Fixed
IO
Actuarial

Prepay penalty

                            %
---------------------   -----
1 year
2 year
3 year
other
none

Rate type

                            %
---------------------   -----
Fixed
ARM

Borrower type

                            %
---------------------   -----
1st Lien
2nd lien

Mortgage purpose

                            %
---------------------   -----
Purchase
Rate/Term refinance
Equity refinance

Summary statistics

Number of loans
Total principal balance
Average outstanding balance
Largest outstanding balance
WA LTV
LTV >90%
WA Remaining Term (Months)
WA Seasoning (months)
WA Credit Score
WA Net Mortgage Rate
WA Neg Am limit

AFC

                            %
---------------------   -----
                 0.50%
                 1.00%
                 1.50%
                 2.00%
NA or fixed rate


Conforming

                            %
---------------------   -----
Conforming
Non conforming

LTV/FICO Matrix           LTV
FIXED
FICO

          60-     60-65   65-70   70-75   75-80   80-85   85-90   90-95   95-100   Total
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
350-479                                                                                0
480-499                                                                                0
500-519                                                                                0
520-539                                                                                0
540-559                                                                                0
560-579                                                                                0
580-599                                                                                0
600-619                                                                                0
620-639                                                                                0
640-659                                                                                0
660-679                                                                                0
680-699                                                                                0
700-719                                                                                0
720-739                                                                                0
740-759                                                                                0
760-779                                                                                0
780-799                                                                                0
800-850                                                                                0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
Total         0       0       0       0       0       0       0       0        0       0

ARM
FICO
350-479                                                                                0
480-499                                                                                0
500-519                                                                                0
520-539                                                                                0
540-559                                                                                0
560-579                                                                                0
580-599                                                                                0
600-619                                                                                0
620-639                                                                                0
640-659                                                                                0
660-679                                                                                0
680-699                                                                                0
700-719                                                                                0
720-739                                                                                0
740-759                                                                                0
760-779                                                                                0
780-799                                                                                0
800-850                                                                                0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -----
Total         0       0       0       0       0       0       0       0        0       0

CLTV/FICO Matrix          CLTV (including silent seconds)

FIXED
FICO
          60-     60-65   65-70   70-75   75-80   80-85   85-90   90-95   95-100   100-105   105-110   110+   Total
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
350-479                                                                                                           0
480-499                                                                                                           0
500-519                                                                                                           0
520-539                                                                                                           0
540-559                                                                                                           0
560-579                                                                                                           0
580-599                                                                                                           0
600-619                                                                                                           0
620-639                                                                                                           0
640-659                                                                                                           0
660-679                                                                                                           0
680-699                                                                                                           0
700-719                                                                                                           0
720-739                                                                                                           0
740-759                                                                                                           0
760-779                                                                                                           0
780-799                                                                                                           0
800-850                                                                                                           0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
Total         0       0       0       0       0       0       0       0        0         0         0     0        0

ARM
FICO
350-479                                                                                                           0
480-499                                                                                                           0
500-519                                                                                                           0
520-539                                                                                                           0
540-559                                                                                                           0
560-579                                                                                                           0
580-599                                                                                                           0
600-619                                                                                                           0
620-639                                                                                                           0
640-659                                                                                                           0
660-679                                                                                                           0
680-699                                                                                                           0
700-719                                                                                                           0
720-739                                                                                                           0
740-759                                                                                                           0
760-779                                                                                                           0
780-799                                                                                                           0
800-850                                                                                                           0
-------   -----   -----   -----   -----   -----   -----   -----   -----   ------   -------   -------   ---    -----
Total         0       0       0       0       0       0       0       0        0         0         0     0        0

                                          IO

FICO              350-479
                  480-499
                  500-519
                  520-539
                  540-559
                  560-579
                  580-599
                  600-619
                  620-639
                  640-659
                  660-679
                  680-699
                  700-719
                  720-739
                  740-759
                  760-779
                  780-799
                  800-850



                          Mortgage Insurance

FICO              350-479
                  480-499
                  500-519
                  520-539
                  540-559
                  560-579
                  580-599
                  600-619
                  620-639
                  640-659
                  660-679
                  680-699
                  700-719
                  720-739
                  740-759
                  760-779
                  780-799
                  800-850

DTI/FICO matrix
                          DTI

product   fico range   <20    20-24.9   25-29.9   30-34.9   35-39.9   40-44.9   45-49.9   50-54.9   55-59.9       60+  TOTAL
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
ARM       300-500
          500-550
          550-575
          575-600
          600-620
          620-650
          650-680
          680-700
          700-750
          750-800
          800-900
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
          Total

Fixed     300-500
          500-550
          550-575
          575-600
          600-620
          620-650
          650-680
          680-700
          700-750
          750-800
          800-900
-------   ----------   ----   -------   -------   -------   -------   -------   -------   -------   -------   ------   ------
          Total

                             General Pool Statistics

Geographic distribution

State                   %
---------------------   -----
California
Florida
NY
New Jersey
Nevada
Texas
Illinois
Washington
Maryland
Massachussets
Arizona
Colorado
Oregon
Connecticut
Georgia
North Carolina
Alaska
Alabama
Arkansas
Delaware
Hawaii
Idaho
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maine
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
New Hampshire
New Mexico
North Dakota
Ohio
Oklahoma
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Utah
Vermont
Virginia
West Virginia
Wisconsin
Wyoming
Washington DC

Documentation

                            %
---------------------   -----
Full Documentation
Stated Documentation
Reduced Documentation
No documentation

Occupancy Status

                            %
---------------------   -----
Primary Residence
Second / Vacation
Non Owner Occupied

Distribution by Property Type

                            %
---------------------   -----
One
2-4 Unit
Pud detached
Condo
Pud attached
Modular Home
Manufactured Housing
Town house

Repayment type

                            %
---------------------   -----
2 year ARM
2 year ARM IO
3 Year ARM
3 Year ARM IO
25 Lib 1M/IO/10YR
5 Year ARM
5 Year ARM IO
15/30 Balloon
20/30 Balloon
Fixed
IO
Actuarial

Prepay penalty

                            %
---------------------   -----
1 year
2 year
3 year
other
none

Rate type

                            %
---------------------   -----
Fixed
ARM

Borrower type

                            %
---------------------   -----
1st Lien
2nd lien

Mortgage purpose

                            %
---------------------   -----
Purchase
Rate/Term refinance
Equity refinance

Summary statistics

Number of loans
Total principal balance
Average outstanding balance
Largest outstanding balance
WA LTV
LTV >90%
WA Remaining Term (Months)
WA Seasoning (months)
WA Credit Score
WA Net Mortgage Rate
WA Neg Am limit

AFC

                            %
---------------------   -----
                 0.50%
                 1.00%
                 1.50%
                 2.00%
      NA or fixed rate


Conforming

                            %
---------------------   -----
Conforming
Non conforming
disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Deal                  WFHET 2005-03
----------------------
Date
Deal Size

Other DEAL INFO
---------------

Lead
Originator[s]         WELLS FARGO

Servicer[s]

Raters

POOL SUMMARY DATA
-----------------
Agency Conforming            76.22
Non Conforming               23.78
Prefunding (if any)
No of Loans                  10607
Average Loan Size       178,585.67
WAC                          6.947
WA LTV                       78.93
% First Lien
% Owner Occ                 97.237
% Purchase                  42.102
% Cash out                   52.88
% Full Doc                  99.937
% Reduced/Limited Doc            0
% Stated Income                  0
% No docs                     0.06
WA FICO                    624.458
FICO Range                 474-806

Mortgage Indices
----------------
Floating Rate Mortgages      91.28
Fixed Rate                    8.72
2/28 Float                   88.42
3/27 Float                    2.86
5/25 Float                       0
IO Mortgages                 22.47

LOAN SIZE
---------
Loans < 100k                 11.02
Loans < 75k                   5.31
Loans > 350k                 24.81
Loans > 500k                 10.44
Loans > 750k                  1.82

Income Strats
-------------
Average DTI                  42.58
DTI 40-45%                   16.23
DTI 45-50%                   27.29
DTI 50-55%                   22.33
DTI > 55%                      1.7

GEOGRAPHIC
----------
California                   22.84
North California             12.39
South California             10.44
Florida                       4.87
Illinois                      3.64
Michigan                      0.86
Texas                          3.1
Colorado                       1.9
New York                      3.44
New Jersey                    3.07
Virginia                       4.9
Washington                    3.05
Mass                          1.68

Property Type
-------------
Single Prop                  90.82
PUD                              0
2-4 Family                    2.53
Condo                         6.65
MH                               0

FICO
----
Fico < 600                   32.31
Fico < 580                  17.768
Fico < 560                  10.034
Below 520                     2.01
521 - 540                     3.35
541 - 560                     5.11
561 - 580                     8.02
581 - 600                    14.75
601- 620                     15.73
621 - 640                     14.7
641 - 660                    13.65
661 - 680                     9.68
681 - 700                     5.65
701-720                       3.14
721 - 740                     1.68
Above 740                     2.52

LTV
---
<=50                          3.02
50.01-55                      1.88
55.01-60                      2.23
60.01-65                      3.66
65.01-70                      6.81
70.01-75                      9.33
75.01-80                     41.28
80.01-85                      9.72
85.01-90                     13.58
90.01-95                      4.33
95.01-100                     4.16
> 100%                           0
> 80%                         31.8
> 90%                         8.49

Average Seasoning                2
% > 3 months                     0
mortgage insurance if any     31.8
MI providers
excess spread - ave 1st yr

DELINQUENCIES
------------
30-59 day past                   0
disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All average are wtg averages.

                                           Originator     Originator   Originator
                                            Source 1       Source 2     Source 3       Aggregate
                                           ----------     ----------   ----------      ---------
Description (expected bbg ticker)                                                      Deal Name
Originator                               WELLS FARGO
Dealer Shelf
Dealer
Largest Servicer
FICO avg                                    624.458
FICO stdev                                   73.576
FICO < 500                                    0.356
FICO < 560                                   10.034
10th Percentile FICO                            549
90th Percentile FICO                            681
CLTV avg                                      78.94
CLTV >80%                                      31.8
SS CLTV (incl. silent second LTVs)
% With Silent 2nds
10th Percentile CLTV                          63.33
90th Percentile CLTV                          90.48
Full Doc %                                   99.937
Loan Bal avg (000s)                     $178,585.67
DTI %                                         42.58
DTI >45%                                      51.31
Purch %                                      42.102
Cash Out %                                   52.879
Fxd %                                         8.722
3 yr ARM >=                                   3.875
WAC                                           6.947
WAC stdev                                      1.24
1st Lien %
MI %
MI Insurer
CA %                                         22.837
Sng Fam %                                    90.825
Invt Prop %                                   1.813
MH %                                              0
IO%                                          22.465
2yr IO%                                           0
IO non-full doc %                                 0
2-4 Family %                                      0
Prim Occ                                     97.237
<$100K Bal %                                 11.022
2-yr Prepay Penalty %                        63.516
% of 40-year loans
Initial Target OC %
Total C/E% Aaa
Total C/E% Aa2
Total C/E% A2
Mth 37 Loss Trig
Moody's Base Case Loss
S&P single-B FF/LS
Fitch single-B FF/LS


                % of Total  # of
Top 20 Cities       Bal     Loans         Loan Bal         Avg Loan Bal      WA LTV     % with 2nd    WAFICO
-------------   ----------  -----         --------         ------------      ------     ----------    ------
LAS VEGAS          1.39      115       $26,251,835.71       $228,276.83       78.11       25.073     633.786
PHOENIX            1.09      105        20,648,545.05        196,652.81       79.54       14.641     632.292
LOS ANGELES        1.07       61        20,333,198.69        333,331.13       69.46       13.601     624.659
MESA               0.72       63        13,715,124.31        217,700.39       79.14       11.252     619.386
SACRAMENTO         0.66       43        12,501,482.64        290,732.15       77.87       23.247     651.594
FRESNO             0.65       55        12,230,063.86        222,364.80       77.93       15.979     628.201
WASHINGTON         0.63       51        11,893,502.82        233,205.94       75.96       22.408     607.134
SAN JOSE           0.59       22        11,086,580.65        503,935.48       77.29       38.35      641.453
BAKERSFIELD        0.51       48         9,684,254.39        201,755.30       80.07       14.296     624.84
BOWIE              0.5        29         9,465,923.87        326,411.17       82.02       28.261     611.098
RICHMOND           0.49       41         9,285,546.06        226,476.73       81.9        49.473     653.873
VIRGINIA BEA       0.48       46         9,107,411.48        197,987.21       79.63       18.694     603.19
BALTIMORE          0.48       67         8,999,313.99        134,318.12       80.54       36.46      621.698
SAN FRANCISC       0.45       20         8,587,148.90        429,357.45       71.05       45.368     652.714
STOCKTON           0.45       28         8,446,951.83        301,676.85       82.11       33.067     655.205
LINCOLN            0.45       41         8,431,302.64        205,641.53       80.09       55.67      643.323
ANTIOCH            0.43       25         8,186,957.33        327,478.29       74.55       14.615     617.715
OAKLAND            0.43       25         8,148,567.41        325,942.70       73.33       17.769     650.575
GLENDALE           0.43       41         8,081,414.21        197,107.66       76.96       10.104     619.519
CHICAGO            0.42       51         8,008,887.29        157,037.01       82.06       19.474     614.271
Other             87.69     9630     1,661,164,163.01        172,498.87       79.12       31.128     623.649
                  -----    -----    -----------------       -----------       -----       ------     -------
Total:              100    10607    $1,894,258,176.14       $178,585.67       78.94       30.24      624.458
                  =====    =====    =================       ===========       =====       ======     =======


                % of Total  # of
Top 20 States       Bal     Loans         Loan Bal         Avg Loan Bal      WA LTV     % with 2nd    WAFICO
-------------   ----------  -----         --------         ------------      ------     ----------    ------
CA                22.84     1360      $432,600,712.72       $318,088.76       74.89       27.184     639.849
MD                 6.68      534       126,590,040.57        237,060.00       78.56       26.716     618.406
AZ                 5.73      560       108,484,884.47        193,723.01       78.74       12.058     623.035
VA                 4.9       424        92,745,655.52        218,739.75       79.76       34.67      618.649
FL                 4.87      507        92,323,711.38        182,098.05       78.13       19.385     617.004
IL                 3.64      517        68,961,755.95        133,388.31       82.78       25.675     615.562
NY                 3.44      302        65,107,091.99        215,586.40       75.96       15.1       618.177
MN                 3.29      375        62,262,319.08        166,032.85       80.88       44.139     623.998
TX                 3.1       582        58,734,539.40        100,918.45       80.26       24.693     618.314
NJ                 3.07      251        58,107,598.58        231,504.38       77.13       17.775     604.275
WA                 3.05      322        57,750,293.36        179,348.74       81.24       45.889     637.229
NV                 2.7       231        51,223,464.05        221,746.60       78.3        22.002     631.143
GA                 2.46      313        46,569,303.30        148,783.72       83.57       39.956     616.339
PA                 2.18      303        41,242,114.78        136,112.59       81.67       24.237     608.881
MO                 2.08      358        39,480,888.98        110,281.81       81.43       39.929     622.956
CO                 1.9       197        36,025,926.02        182,872.72       78.98       59.262     637.904
MA                 1.68      124        31,779,372.12        256,285.26       76.69       38.26      626.297
NC                 1.62      237        30,625,400.94        129,221.10       82.84       38.978     613.022
IA                 1.52      303        28,774,227.93         94,964.45       83.08       48.831     614.845
WI                 1.51      216        28,586,389.21        132,344.39       81.01       37.852     608.803
Other             17.75     2591       336,282,485.79        129,788.69       81.63       37.459     620.252
                  -----    -----    -----------------        ----------       -----       ------     -------
Total:              100    10607    $1,894,258,176.14       $178,585.67       78.94       30.24      624.458
                  =====    =====    =================       ===========       =====       ======     =======

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                     IO ONLY

1. Current Principal Balance

Current Principal Balance      Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
$1 - $50,000                                 3            $114,989                                0.03%                        7.50%
$50,001 - $75,000                           32           2,017,260                                0.47                        7.289
$75,001 - $100,000                          74           6,624,761                                1.56                         7.13
$100,001 - $125,000                        111          12,542,316                                2.95                        7.036
$125,001 - $150,000                        114          15,695,822                                3.69                        6.896
$150,001 - $200,000                        338          59,384,523                               13.95                        6.487
$200,001 - $250,000                        224          50,135,259                               11.78                        6.549
$250,001 - $300,000                        220          60,230,733                               14.15                        6.344
$300,001 - $350,000                        151          49,042,464                               11.52                        6.388
$350,001 - $400,000                        110          41,215,321                                9.69                        6.233
$400,001 - $450,000                         85          35,840,872                                8.42                        6.344
$450,001 - $500,000                         52          24,611,976                                5.78                        6.096
$500,001 - $550,000                         35          18,381,316                                4.32                        6.284
$550,001 - $600,000                         32          18,127,060                                4.26                        6.316
$600,001 - $650,000                         14           8,878,688                                2.09                        6.306
$650,001 - $700,000                         17          11,595,610                                2.72                        5.986
$700,001 & Above                            13          11,114,080                                2.61                        6.061
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Current Principal Balance      Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
$1 - $50,000                                          604                  $38,330      66.04%         100.00%               100.00%
$50,001 - $75,000                                     637                   63,039      78.51             100                 97.05
$75,001 - $100,000                                    633                   89,524       79.9             100                   100
$100,001 - $125,000                                   633                  112,994      77.28             100                   100
$125,001 - $150,000                                   639                  137,683       80.7             100                 99.04
$150,001 - $200,000                                   643                  175,694      78.74             100                  98.9
$200,001 - $250,000                                   641                  223,818      80.59             100                  99.6
$250,001 - $300,000                                   644                  273,776      80.15             100                 99.57
$300,001 - $350,000                                   643                  324,785      78.86             100                   100
$350,001 - $400,000                                   646                  374,685      79.97             100                   100
$400,001 - $450,000                                   644                  421,657      80.66             100                   100
$450,001 - $500,000                                   650                  473,307      80.23             100                   100
$500,001 - $550,000                                   650                  525,180      82.24             100                   100
$550,001 - $600,000                                   641                  566,471         81             100                 96.96
$600,001 - $650,000                                   639                  634,192      81.42             100                   100
$650,001 - $700,000                                   651                  682,095      80.27             100                   100
$700,001 & Above                                      656                  854,929      70.33             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



2. Current Rate

Current Rate                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.00 - 4.99                                 37         $14,329,545                                3.37%                        4.77%
5.00 - 5.49                                 86          27,806,830                                6.53                        5.277
5.50 - 5.99                                360         108,768,902                               25.56                        5.786
6.00 - 6.49                                302          80,542,116                               18.93                        6.258
6.50 - 6.99                                459         114,241,709                               26.85                        6.756
7.00 - 7.49                                169          37,763,554                                8.87                        7.234
7.50 - 7.99                                155          31,737,897                                7.46                        7.693
8.00 - 8.49                                 29           5,618,347                                1.32                        8.193
8.50 - 8.99                                 24           4,489,925                                1.06                        8.732
9.00 & Above                                 4             254,225                                0.06                        9.529
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Current Rate                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.00 - 4.99                                           682                 $387,285      75.73%         100.00%               100.00%
5.00 - 5.49                                           676                  323,335      76.12             100                   100
5.50 - 5.99                                           656                  302,136      77.09             100                 99.76
6.00 - 6.49                                           643                  266,696      78.95             100                 99.81
6.50 - 6.99                                           633                  248,893      80.87             100                 99.04
7.00 - 7.49                                           628                  223,453         82             100                   100
7.50 - 7.99                                           624                  204,761      85.24             100                 99.04
8.00 - 8.49                                           617                  193,736      90.29             100                   100
8.50 - 8.99                                           608                  187,080      89.83             100                   100
9.00 & Above                                          600                   63,556      88.62             100                  76.6
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



3. Credit Score

Credit Score                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
740 & Above                                 53         $12,221,021                                2.87%                        5.96%
720 - 739                                   36           9,709,338                                2.28                        5.845
700 - 719                                   61          22,164,825                                5.21                        5.861
680 - 699                                  111          29,834,820                                7.01                        6.034
660 - 679                                  218          57,904,298                               13.61                        6.073
640 - 659                                  294          80,046,040                               18.81                        6.344
620 - 639                                  314          82,562,305                                19.4                        6.501
600 - 619                                  282          67,229,525                                15.8                        6.711
580 - 599                                  256          63,880,877                               15.01                        6.862
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Credit Score                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
740 & Above                                           763                 $230,585      77.36%         100.00%               100.00%
720 - 739                                             728                  269,704      80.39             100                   100
700 - 719                                             709                  363,358      79.68             100                 99.08
680 - 699                                             688                  268,782      80.83             100                  99.5
660 - 679                                             669                  265,616      79.36             100                 99.55
640 - 659                                             649                  272,265      80.94             100                 99.57
620 - 639                                             629                  262,937      79.78             100                 99.33
600 - 619                                             609                  238,403      79.04             100                 99.54
580 - 599                                             590                  249,535      78.91             100                 99.91
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



4

5. Combined Original LTV

Combined Original LTV          Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.01 - 60.00                                69         $16,707,600                                3.93%                        5.98%
60.01 - 70.00                               82          25,431,339                                5.98                        5.901
70.01 - 80.00                            1,102         274,089,739                               64.41                        6.296
80.01 - 85.00                              121          37,349,994                                8.78                         6.58
85.01 - 90.00                              168          50,222,338                                11.8                        6.773
90.01 - 95.00                               83          21,752,039                                5.11                        7.522
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Combined Original LTV          Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.01 - 60.00                                          642                 $242,139      50.48%         100.00%               100.00%
60.01 - 70.00                                         639                  310,138      66.61             100                   100
70.01 - 80.00                                         645                  248,720      79.13             100                 99.53
80.01 - 85.00                                         642                  308,678      84.03             100                 98.46
85.01 - 90.00                                         641                  298,942      89.51             100                   100
90.01 - 95.00                                         648                  262,073      94.66             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



6. Original LTV

Original LTV                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.01 - 60.00                                69         $16,707,600                                3.93%                        5.98%
60.01 - 70.00                               82          25,431,339                                5.98                        5.901
70.01 - 80.00                            1,102         274,089,739                               64.41                        6.296
80.01 - 85.00                              121          37,349,994                                8.78                         6.58
85.01 - 90.00                              168          50,222,338                                11.8                        6.773
90.01 - 95.00                               83          21,752,039                                5.11                        7.522
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Original LTV                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.01 - 60.00                                          642                 $242,139      50.48%         100.00%               100.00%
60.01 - 70.00                                         639                  310,138      66.61             100                   100
70.01 - 80.00                                         645                  248,720      79.13             100                 99.53
80.01 - 85.00                                         642                  308,678      84.03             100                 98.46
85.01 - 90.00                                         641                  298,942      89.51             100                   100
90.01 - 95.00                                         648                  262,073      94.66             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



7. Documentation

Documentation                  Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
FULL                                     1,625        $425,553,049                              100.00%                        6.40%
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Documentation                  Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
FULL                                                  644                 $261,879      79.71%         100.00%                99.56%
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



8. Purpose

Purpose                        Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
PURCHASE                                   878        $213,730,960                               50.22%                        6.37%
CASHOUT REFI                               671         193,727,392                               45.52                        6.405
RATE/TERM REFI                              76          18,094,697                                4.25                        6.798
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Purpose                        Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
PURCHASE                                              648                 $243,429      80.86%         100.00%                99.19%
CASHOUT REFI                                          639                  288,714      78.41             100                   100
RATE/TERM REFI                                        637                  238,088      80.03             100                 99.16
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



9. Occupancy

Occupancy                      Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
OWNER OCCUPIED                           1,616        $423,676,652                               99.56%                        6.40%
SECOND HOME                                  9           1,876,397                                0.44                        6.964
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Occupancy                      Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
OWNER OCCUPIED                                        644                 $262,176      79.71%         100.00%               100.00%
SECOND HOME                                           647                  208,489      79.26             100                     0
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



10. Property Type

Property Type                  Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
SINGLE FAMILY                            1,434        $380,038,583                               89.30%                        6.40%
CONDO                                      166          37,830,463                                8.89                        6.367
2 FAMILY                                    15           4,135,214                                0.97                        6.812
CONDO HI-RISE                                9           3,354,837                                0.79                        6.408
3-4 FAMILY                                   1             193,953                                0.05                         5.25
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Property Type                  Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
SINGLE FAMILY                                         643                 $265,020      79.72%         100.00%                99.65%
CONDO                                                 651                  227,894       80.3             100                   100
2 FAMILY                                              628                  275,681      81.05             100                   100
CONDO HI-RISE                                         641                  372,760      72.17             100                 83.57
3-4 FAMILY                                            671                  193,953         30             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



11. State

State                          Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
CA                                         463        $168,428,120                               39.58%                        6.16%
MD                                         116          31,248,333                                7.34                        6.377
VA                                         101          28,175,844                                6.62                        6.403
AZ                                         109          23,835,864                                 5.6                        6.666
FL                                          71          16,170,502                                 3.8                        6.397
WA                                          75          15,096,775                                3.55                        6.199
MN                                          57          13,834,027                                3.25                        6.398
NV                                          53          13,481,197                                3.17                        6.409
NJ                                          44          11,684,287                                2.75                        7.105
GA                                          62          11,180,523                                2.63                        6.893
Other                                      474          92,417,575                               21.72                        6.677
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
State                          Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
CA                                                    651                 $363,776      78.24%         100.00%                99.91%
MD                                                    633                  269,382      79.63             100                   100
VA                                                    644                  278,969      80.54             100                   100
AZ                                                    643                  218,678       80.9             100                  98.9
FL                                                    639                  227,754      78.69             100                 94.38
WA                                                    653                  201,290      80.69             100                   100
MN                                                    648                  242,702      80.32             100                   100
NV                                                    648                  254,362      81.18             100                   100
NJ                                                    626                  265,552      81.25             100                   100
GA                                                    625                  180,331      82.77             100                   100
Other                                                 637                  194,974      80.98             100                  99.4
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



12

13. Remaining Months to Maturity

Remaining Months to Maturity   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
241 - 360                                1,625        $425,553,049                              100.00%                        6.40%
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Remaining Months to Maturity   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
241 - 360                                             644                 $261,879      79.71%         100.00%                99.56%
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



14. Amortization Type

Amortization Type              Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
2 YR ARM IO                              1,526        $398,905,732                               93.74%                        6.41%
3 YR ARM IO                                 76          21,150,203                                4.97                        6.247
30 YR FIXED IO                              23           5,497,114                                1.29                        6.865
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Amortization Type              Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
2 YR ARM IO                                           642                 $261,406      79.92%         100.00%                99.53%
3 YR ARM IO                                           666                  278,292      76.78             100                   100
30 YR FIXED IO                                        665                  239,005      75.23             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



15. Initial Periodic Cap

Initial Periodic Cap           Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
<= 0.00                                     23          $5,497,114                                1.29%                        6.87%
2.51 - 3.00                              1,602         420,055,936                               98.71                        6.398
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Initial Periodic Cap           Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
<= 0.00                                               665                 $239,005      75.23%         100.00%               100.00%
2.51 - 3.00                                           643                  262,207      79.76             100                 99.55
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



16. Periodic Cap

Periodic Cap                   Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
<= 0.00                                     23          $5,497,114                                1.29%                        6.87%
0.51 - 1.00                              1,602         420,055,936                               98.71                        6.398
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Periodic Cap                   Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
<= 0.00                                               665                 $239,005      75.23%         100.00%               100.00%
0.51 - 1.00                                           643                  262,207      79.76             100                 99.55
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



17. Months to Rate Reset

Months to Rate Reset           Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
<= 0                                        23          $5,497,114                                1.29%                        6.87%
13 - 24                                  1,526         398,905,732                               93.74                        6.406
25 - 36                                     76          21,150,203                                4.97                        6.247
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Months to Rate Reset           Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
<= 0                                                  665                 $239,005      75.23%         100.00%               100.00%
13 - 24                                               642                  261,406      79.92             100                 99.53
25 - 36                                               666                  278,292      76.78             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



18. Life Maximum Rate

Life Maximum Rate              Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.00 - -0.01                                23          $5,497,114                                1.29%                        6.87%
0.00 - 11.99                               480         149,814,276                                35.2                        5.593
12.00 - 12.49                              299          79,714,696                               18.73                        6.258
12.50 - 12.99                              450         112,000,180                               26.32                        6.757
13.00 - 13.49                              168          37,653,554                                8.85                        7.234
13.50 - 13.99                              152          31,289,683                                7.35                        7.691
14.00 - 14.49                               28           5,314,347                                1.25                         8.19
14.50 - 14.99                               22           4,042,974                                0.95                        8.726
15.00 - 15.49                                2             138,350                                0.03                        9.267
15.50 - 15.99                                1              87,875                                0.02                         9.95
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Life Maximum Rate              Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.00 - -0.01                                          665                 $239,005      75.23%         100.00%               100.00%
0.00 - 11.99                                          662                  312,113      76.76             100                 99.83
12.00 - 12.49                                         642                  266,604      79.08             100                 99.81
12.50 - 12.99                                         633                  248,889      81.07             100                 99.02
13.00 - 13.49                                         628                  224,128      82.09             100                   100
13.50 - 13.99                                         624                  205,853      85.26             100                 99.03
14.00 - 14.49                                         611                  189,798      90.02             100                   100
14.50 - 14.99                                         608                  183,772       90.2             100                   100
15.00 - 15.49                                         603                   69,175       90.7             100                 56.99
15.50 - 15.99                                         585                   87,875         95             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



19. Margin

Margin                         Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
0.99 & Below                                23          $5,497,114                                1.29%                        6.87%
1.50 - 1.99                                  3           1,897,500                                0.45                        5.655
2.00 - 2.49                                 51          14,807,310                                3.48                        5.683
2.50 - 2.99                                 97          23,854,319                                5.61                         6.12
3.00 - 3.49                                223          64,305,790                               15.11                        5.726
3.50 - 3.99                                454         122,149,865                                28.7                        6.208
4.00 - 4.49                                445         108,889,111                               25.59                        6.579
4.50 - 4.99                                211          53,977,213                               12.68                        6.936
5.00 - 5.49                                 79          21,473,844                                5.05                        7.465
5.50 - 5.99                                 32           7,230,478                                 1.7                        7.791
6.00 - 6.49                                  6           1,382,630                                0.32                        8.533
6.50 - 6.99                                  1              87,875                                0.02                         9.95
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Margin                         Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
0.99 & Below                                          665                 $239,005      75.23%         100.00%               100.00%
1.50 - 1.99                                           679                  632,500      72.12             100                   100
2.00 - 2.49                                           672                  290,339         76             100                   100
2.50 - 2.99                                           644                  245,921      77.69             100                   100
3.00 - 3.49                                           673                  288,367      77.25             100                 99.76
3.50 - 3.99                                           650                  269,053       77.7             100                 99.66
4.00 - 4.49                                           631                  244,695      79.49             100                    99
4.50 - 4.99                                           625                  255,816      84.11             100                   100
5.00 - 5.49                                           617                  271,821      90.23             100                 99.28
5.50 - 5.99                                           610                  225,952      90.98             100                 99.18
6.00 - 6.49                                           589                  230,438      94.97             100                   100
6.50 - 6.99                                           585                   87,875         95             100                   100
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%



20. Interest Only

Interest Only                  Number of Loans   Principal Balance   Pct. Of Pool By Principal Balance   Weighted Avg. Gross Coupon
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Y                                        1,625        $425,553,049                              100.00%                        6.40%
----------------------------   ---------------   -----------------   ---------------------------------   --------------------------
Total:                                   1,625        $425,553,049                              100.00%                        6.40%
Interest Only                  Weighted Avg. Current FICO   Avg. Principal Balance   Comb LTV   Pct. Full Doc   Pct. Owner Occupied
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Y                                                     644                 $261,879      79.71%         100.00%                99.56%
----------------------------   --------------------------   ----------------------   --------   -------------   -------------------
Total:                                                644                 $261,879      79.71%         100.00%                99.56%

                                     NON IO

1. Current Principal Balance

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Current Principal   Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Balance            of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000           722        $27,501,078      1.87%        8.60%        599       $38,090      76.22%     100.00%      88.11%
$50,001 - $75,000    1,120         71,045,611       4.84        8.024        608        63,434       79.51         100       93.81
$75,001 - $100,000   1,160        101,973,832       6.94        7.715        609        87,908       78.53         100       96.66
$100,001 - $125,000  1,124        126,521,130       8.61        7.494        614       112,563       78.76         100       96.65
$125,001 - $150,000    967        132,539,119       9.02        7.529        611       137,062       79.71         100       97.43
$150,001 - $200,000  1,582        274,624,128       18.7        7.096        615       173,593       78.63         100       96.47
$200,001 - $250,000    852        190,434,001      12.97        6.962        617       223,514       78.12         100       96.82
$250,001 - $300,000    530        144,921,662       9.87        6.889        619       273,437       78.82         100       96.25
$300,001 - $350,000    306         98,963,603       6.74         6.87        620       323,410       79.86         100       97.75
$350,001 - $400,000    200         75,312,245       5.13        6.668        629       376,561       79.07         100       98.02
$400,001 - $450,000    138         58,678,380          4        6.543        632       425,206       81.11         100       96.39
$450,001 - $500,000     77         36,494,308       2.48        6.458        628       473,952       79.29         100       96.12
$500,001 - $550,000     63         33,222,348       2.26        6.573        625       527,339       77.37         100       95.19
$550,001 - $600,000     46         26,411,149        1.8        6.231        654       574,155        79.9         100       93.49
$600,001 - $650,000     30         18,817,066       1.28        6.513        638       627,236       79.06         100         100
$650,001 - $700,000     24         16,197,415        1.1        6.315        631       674,892       76.51         100         100
$700,001 & Above        41         35,048,052       2.39        6.073        661       854,831       71.96       96.58         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



2. Current Rate

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Current Rate       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99             74        $20,741,105      1.41%        4.78%        670      $280,285      73.77%     100.00%      98.99%
5.00 - 5.49            150         39,221,135       2.67        5.269        664       261,474       74.33         100       96.47
5.50 - 5.99            881        210,916,019      14.36        5.794        652       239,405       74.53         100       96.88
6.00 - 6.49            846        179,303,045      12.21        6.256        640       211,942       75.46         100       96.31
6.50 - 6.99          2,029        372,844,499      25.39        6.764        626       183,758       77.93       99.68       96.29
7.00 - 7.49            942        146,394,939       9.97         7.25        615       155,409       79.85         100       94.67
7.50 - 7.99          1,539        215,039,215      14.64        7.737        601       139,727       82.05         100       96.91
8.00 - 8.49            566         74,895,780        5.1         8.25        592       132,325       83.26         100        95.6
8.50 - 8.99            956        118,045,015       8.04        8.728        578       123,478       83.85         100       97.83
9.00 & Above           999         91,304,376       6.22         9.75        562        91,396       80.98         100       98.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------


3. Credit Score

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Credit Score       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above            176        $37,164,285      2.53%        6.18%        764      $211,161      76.38%     100.00%      91.62%
720 - 739              114         22,346,359       1.52        6.264        730       196,021       77.74         100       88.44
700 - 719              189         38,746,232       2.64        6.428        709       205,007       79.86         100       93.35
680 - 699              383         80,534,857       5.48        6.343        688       210,274       79.38       98.51       95.23
660 - 679              711        129,313,010        8.8        6.452        669       181,875       80.77         100       94.48
640 - 659            1,034        182,090,154       12.4        6.664        649       176,103       80.19         100        96.1
620 - 639            1,199        197,959,428      13.48        6.956        629       165,104       81.48         100       98.05
600 - 619            1,492        232,403,398      15.82        7.077        610       155,766        80.7         100       97.38
580 - 599            1,413        211,581,350      14.41        7.262        589       149,739       78.57         100       97.66
560 - 579              899        146,496,893       9.97        7.483        569       162,955       77.18         100       97.71
540 - 559              617         94,931,048       6.46        7.957        549       153,859       73.03         100       96.11
520 - 539              442         59,162,087       4.03        8.766        529       133,851       72.31         100       97.26
500 - 519              234         29,232,259       1.99        9.254        510       124,924       67.45         100       98.73
1 - 499                  2            188,689       0.01        9.322        490        94,345       81.19         100         100
0 & Below               77          6,555,076       0.45        8.645          0        85,131       75.37         100       97.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



4



5. Combined Original LTV

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Combined            Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Original LTV      of Loans        Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00           791       $118,335,526      8.06%        6.89%        608      $149,602      49.22%     100.00%      95.10%
60.01 - 70.00          949        172,824,529      11.77        6.826        604       182,112        66.6         100       89.76
70.01 - 80.00        4,255        684,527,004      46.61        6.849        622       160,876       78.49       99.83        96.7
80.01 - 85.00          864        146,821,408         10        7.459        610       169,932       84.47         100       97.03
85.01 - 90.00        1,145        207,102,118       14.1        7.466        618       180,875       89.62         100         100
90.01 - 95.00          442         60,218,086        4.1        7.821        634       136,240       94.83         100         100
95.01 - 100.00         536         78,876,456       5.37        8.107        645       147,158       99.92         100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



6. Original LTV

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Original LTV       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00           791       $118,335,526      8.06%        6.89%        608      $149,602      49.22%     100.00%      95.10%
60.01 - 70.00          949        172,824,529      11.77        6.826        604       182,112        66.6         100       89.76
70.01 - 80.00        4,255        684,527,004      46.61        6.849        622       160,876       78.49       99.83        96.7
80.01 - 85.00          864        146,821,408         10        7.459        610       169,932       84.47         100       97.03
85.01 - 90.00        1,145        207,102,118       14.1        7.466        618       180,875       89.62         100         100
90.01 - 95.00          442         60,218,086        4.1        7.821        634       136,240       94.83         100         100
95.01 - 100.00         536         78,876,456       5.37        8.107        645       147,158       99.92         100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



7. Documentation

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Documentation      of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FULL                 8,981     $1,467,507,568     99.92%        7.11%        619      $163,401      78.72%     100.00%      96.56%
NO DOC                   1          1,197,559       0.08         6.95        688     1,197,559          75           0         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



8. Purpose

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Purpose            of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI         4,525       $807,940,837     55.01%        7.06%        611      $178,550      75.19%     100.00%      96.46%
PURCHASE             3,927        583,793,466      39.75        7.167        630       148,661       83.52       99.79       96.71
RATE/TERM REFI         530         76,970,824       5.24        7.151        622       145,228       79.33         100       96.56
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



9. Occupancy

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Occupancy          of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED       8,591     $1,418,239,770     96.56%        7.11%        618      $165,084      79.00%      99.92%     100.00%
NON OWNER              294         34,352,234       2.34        6.982        641       116,844       69.91         100           0
SECOND HOME             97         16,113,124        1.1         7.08        638       166,115       72.81         100           0
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



10. Property Type

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Property Type      of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY        8,256     $1,340,414,201     91.27%        7.13%        618      $162,356      78.91%      99.91%      97.32%
CONDO                  477         77,861,592        5.3        6.937        628       163,232       79.38         100       91.17
2 FAMILY               168         32,398,365       2.21        6.628        632       192,847       73.51         100       88.72
3-4 FAMILY              50         11,165,221       0.76        7.014        633       223,304       71.42         100       76.52
CONDO HI-RISE           31          6,865,748       0.47        6.834        634       221,476       71.03         100       78.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



11. State

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
State              of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                     897       $264,172,593     17.99%        6.42%        633      $294,507      72.76%      99.55%      95.18%
MD                     418         95,341,708       6.49        6.903        614       228,090       78.21         100       97.54
AZ                     451         84,649,020       5.76        7.108        617       187,692       78.13         100       95.37
FL                     436         76,153,210       5.19        7.145        612       174,663       78.01         100       92.76
VA                     323         64,569,811        4.4        7.126        608       199,907       79.42         100       97.37
IL                     483         60,510,137       4.12        7.612        612       125,280       82.67         100       98.24
NY                     282         58,878,123       4.01        6.935        616       208,788       75.51         100       97.73
TX                     572         56,661,392       3.86        7.695        618        99,058       80.08         100       96.15
MN                     318         48,428,292        3.3        7.133        617       152,290       81.04         100       98.91
NJ                     207         46,423,311       3.16        7.606        599       224,267       76.09         100        97.9
Other                4,595        612,917,530      41.73        7.296        619       133,388       81.27         100       97.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



12



13. Remaining Months to Maturity

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Remaining Months    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
to Maturity        of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                336        $45,375,050      3.09%        6.99%        646      $135,045      69.02%     100.00%      92.30%
241 - 360            8,646      1,423,330,077      96.91        7.108        618       164,623       79.03       99.92        96.7
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



14. Amortization Type

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.        Avg.                                Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Amortization Type  of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED             214        $19,245,804      1.31%        7.43%        630       $89,934      64.50%     100.00%      91.48%
2 YR ARM              7,788      1,275,977,256      86.88         7.13        614       163,839       79.68       99.91       96.85
3 YR ARM                170         33,013,863       2.25         6.51        647       194,199       78.47         100       96.58
30 YR FIXED             688        114,338,958       7.79        7.041        649       166,190       71.86         100       95.09
FIXED 15/30 BLN         122         26,129,246       1.78        6.668        658       214,174       72.34         100       92.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



15. Initial Periodic Cap

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Initial             Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Periodic Cap       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.00               1,024       $159,714,009     10.87%        7.03%        648      $155,971      71.06%     100.00%      94.30%
2.51 - 3.00           7,958      1,308,991,118      89.13        7.114        615       164,487       79.65       99.91       96.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                8,982     $1,468,705,127    100.00%         7.11        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



16. Periodic Cap

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Periodic Cap       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.00               1,024       $159,714,009     10.87%        7.03%        648      $155,971      71.06%     100.00%      94.30%
0.51 - 1.00           7,958      1,308,991,118      89.13        7.114        615       164,487       79.65       99.91       96.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



17. Months to Rate Reset

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Months to           Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Rate Reset         of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0                 1,024       $159,714,009     10.87%        7.03%        648      $155,971      71.06%     100.00%      94.30%
12-Jan                   1             97,119       0.01        7.125        686        97,119          80         100         100
13 - 24              7,788      1,275,931,931      86.87         7.13        614       163,833       79.68       99.91       96.84
25 - 36                169         32,962,068       2.24         6.51        647       195,042       78.48         100       96.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



18. Life Maximum Rate

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Life Maximum        Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Rate               of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - -0.01         1,024       $159,714,009     10.87%        7.03%        648      $155,971      71.06%     100.00%      94.30%
0.00 - 11.99         1,034        249,719,323         17        5.627        651       241,508        75.1         100       96.84
12.00 - 12.49          750        157,111,103       10.7        6.257        634       209,481       76.57         100       95.83
12.50 - 12.99        1,739        315,795,317       21.5         6.76        622       181,596       79.22       99.62       96.89
13.00 - 13.49          827        128,660,456       8.76        7.249        612       155,575       80.79         100       95.09
13.50 - 13.99        1,360        194,164,701      13.22         7.74        599       142,768       82.85         100       97.57
14.00 - 14.49          504         68,878,965       4.69        8.249        590       136,665       83.88         100        95.7
14.50 - 14.99          853        110,112,132        7.5         8.73        576       129,088       84.45         100       98.36
15.00 - 15.49          295         30,949,787       2.11        9.249        571       104,915       82.78         100       97.97
15.50 - 15.99          355         34,173,432       2.33        9.706        561        96,263        81.9         100       98.42
16.00 & Above          241         19,425,903       1.32       10.628        544        80,605       79.63         100        99.5
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



19. Margin

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Margin             of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.99 & Below         1,024       $159,714,009     10.87%        7.03%        648      $155,971      71.06%     100.00%      94.30%
1.50 - 1.99             29          8,116,089       0.55        5.497        696       279,865       74.45         100         100
2.00 - 2.49            161         34,464,816       2.35        5.951        661       214,067       75.32         100       95.04
2.50 - 2.99            361         77,166,132       5.25        6.133        640       213,757       74.49         100       96.55
3.00 - 3.49            722        149,869,342       10.2        6.106        663       207,575       77.11        99.2       97.44
3.50 - 3.99          1,449        270,875,620      18.44        6.427        632       186,940       76.97         100       97.07
4.00 - 4.49          1,530        240,676,842      16.39        6.876        613       157,305       78.36         100        94.4
4.50 - 4.99          1,039        163,696,556      11.15        7.359        607       157,552       83.45         100       96.38
5.00 - 5.49            759        115,659,645       7.87        7.815        601       152,384       86.42         100       97.85
5.50 - 5.99            748        112,357,132       7.65        8.297        585       150,210       86.33         100       99.29
6.00 - 6.49            597         72,017,836        4.9        8.785        562       120,633       80.78         100       98.17
6.50 - 6.99            324         40,298,676       2.74        9.105        534       124,379        74.9         100       98.18
7.00 - 7.49            130         16,137,412        1.1        9.677        536       124,134        76.7         100       97.04
7.50 - 7.99             95          6,647,537       0.45       10.614        541        69,974       81.22         100         100
8.00 - 8.49             14          1,007,483       0.07       11.183        551        71,963       84.13         100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------



20. Interest Only

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Interest Only      of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only
N                    8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------
Total:               8,982     $1,468,705,127    100.00%        7.11%        619      $163,516      78.72%      99.92%      96.56%
-----------------------------------------------------------------------------------------------------------------------------------

                                     SILENT

1. Current Principal Balance

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Current Principal   Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Balance            of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000           107     $  4,416,891        0.77%         7.69%       621        $ 41,279     78.91%     100.00%     99.28%
$50,001 - $75,000      373       23,822,574        4.16         7.192        625          63,867     79.41      100         99.73
$75,001 - $100,000     433       38,551,181        6.73         6.989        631          89,033     79.84      100         100
$100,001 - $125,000    514       57,686,586       10.07         6.925        633         112,231      79.6      100         99.81
$125,001 - $150,000    392       53,518,165        9.34         6.902        632         136,526     79.86      100         100
$150,001 - $200,000    598      103,668,369        18.1         6.367        644         173,358     79.68      100         99.82
$200,001 - $250,000    306       68,212,321       11.91         6.348        646         222,916     79.32      100         99.68
$250,001 - $300,000    198       54,271,466        9.47         6.209        648         274,098     79.87      100         99.48
$300,001 - $350,000    123       39,928,772        6.97         6.192        644         324,624     79.82      100         100
$350,001 - $400,000     93       34,942,539         6.1         6.112        656         375,726      79.2      100         100
$400,001 - $450,000     52       22,139,263        3.86         6.033        653         425,755     79.79      100         100
$450,001 - $500,000     32       15,078,540        2.63          6.03        654         471,204     79.44      100         100
$500,001 - $550,000     18        9,388,224        1.64          5.97        663         521,568     79.56      100         100
$550,001 - $600,000     21       11,948,559        2.09         6.129        656         568,979     78.98      100         100
$600,001 - $650,000     11        6,933,981        1.21         6.145        670         630,362     79.64      100         100
$650,001 - $700,000     13        8,860,301        1.55         5.782        658         681,562     79.79      100         100
$700,001 & Above        23       19,456,462         3.4         6.059        657         845,933     71.13      93.84       100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



2. Current Rate

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Current Rate       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99             62     $ 16,996,000        2.97%         4.76%       681        $274,129     78.88%     100.00%     100.00%
5.00 - 5.49            113       31,385,278        5.48         5.262        676         277,746     78.74      100         100
5.50 - 5.99            571      135,254,521       23.61         5.786        662         236,873     79.15      100         99.61
6.00 - 6.49            500      102,037,857       17.81         6.253        651         204,076     79.42      100         100
6.50 - 6.99          1,063      173,616,648       30.31         6.767        632         163,327     79.38      99.31       99.94
7.00 - 7.49            409       54,616,234        9.53         7.225        628         133,536     79.47      100         100
7.50 - 7.99            463       47,381,662        8.27         7.687        609         102,336     79.76      100         100
8.00 - 8.49             68        6,474,070        1.13         8.224        610          95,207      78.5      100         96.61
8.50 - 8.99             28        2,784,043        0.49         8.693        581          99,430     79.98      100         98.85
9.00 & Above            30        2,277,881         0.4         9.736        561          75,929     82.84      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



3. Credit Score

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Credit Score       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above             96     $ 18,991,247        3.32%         5.91%       765        $197,825     78.88%     100.00%     100.00%
720 - 739               65       13,293,325        2.32         5.844        730         204,513     78.98      100         100
700 - 719              126       31,291,234        5.46         5.964        710         248,343      78.4      100         100
680 - 699              206       39,557,603        6.91         6.027        688         192,027     79.15      96.97       99.01
660 - 679              423       84,398,026       14.73         6.109        669         199,523     79.48      100         99.78
640 - 659              508       94,631,288       16.52         6.343        649         186,282      79.2      100         99.93
620 - 639              560       96,679,617       16.88         6.537        630         172,642     79.34      100         100
600 - 619              653       98,822,660       17.25         6.724        609         151,336     79.54      100         99.78
580 - 599              610       87,122,396       15.21         6.996        590         142,824     79.81      100         99.96
560 - 579               30        4,266,319        0.74         7.396        570         142,211     78.69      100         100
540 - 559                8          814,507        0.14         9.318        551         101,813     83.12      100         100
520 - 539                9        1,170,459         0.2         8.357        529         130,051     67.49      100         100
500 - 519                6          818,785        0.14         9.184        514         136,464     79.02      100         100
0 & Below                7          966,729        0.17         6.955          0         138,104     78.32      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



4



5. Combined Original LTV

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Combined            Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Original LTV      of Loans        Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00            21     $  5,440,601        0.95%         6.15%       663        $259,076     49.11%     100.00%     100.00%
60.01 - 70.00           30        8,827,896        1.54         6.242        650         294,263     66.84      100         97.88
70.01 - 80.00        3,201      550,271,097       96.06         6.449        643         171,906     79.72      99.78       99.87
80.01 - 85.00           25        4,628,585        0.81         7.412        620         185,143     83.74      100         100
85.01 - 90.00           28        3,422,899         0.6         7.804        622         122,246     89.62      100         100
90.01 - 95.00            2          233,118        0.04         7.973        604         116,559     93.45      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



6. Original LTV

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Original LTV       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00            21     $  5,440,601        0.95%         6.15%       663        $259,076     49.11%     100.00%     100.00%
60.01 - 70.00           30        8,827,896        1.54         6.242        650         294,263     66.84      100         97.88
70.01 - 80.00        3,201      550,271,097       96.06         6.449        643         171,906     79.72      99.78       99.87
80.01 - 85.00           25        4,628,585        0.81         7.412        620         185,143     83.74      100         100
85.01 - 90.00           28        3,422,899         0.6         7.804        622         122,246     89.62      100         100
90.01 - 95.00            2          233,118        0.04         7.973        604         116,559     93.45      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



7. Documentation

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Documentation      of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FULL                 3,306     $571,626,636       99.79%         6.46%       643        $172,906     79.34%     100.00%     99.84%
NO DOC                   1        1,197,559        0.21          6.95        688        1,197,559    75           0            100
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%      99.79%      99.84%

-----------------------------------------------------------------------------------------------------------------------------------



8. Purpose

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Purpose            of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
PURCHASE             2,616     $435,276,107       75.99%         6.47%       644        $166,390     79.87%     99.72%      99.86%
CASHOUT REFI           532      113,745,482       19.86          6.38        644         213,807     77.36      100         99.84
RATE/TERM REFI         159       23,802,606        4.16         6.627        632         149,702     78.93      100         99.54
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



9. Occupancy

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Occupancy          of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED       3,301     $571,930,938       99.84%         6.46%       643        $173,260     79.34%     99.79%      100.00%
NON OWNER                3          502,036        0.09         5.965        676         167,345     72.33      100           0
SECOND HOME              3          391,221        0.07         7.485        639         130,407     78.61      100           0
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



10. Property Type

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Property Type      of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY        2,947     $504,564,367       88.08%         6.48%       642        $171,213     79.30%     99.76%      99.92%
CONDO                  289       53,970,108        9.42         6.272        653         186,748     79.41      100         99.48
2 FAMILY                57       10,514,320        1.84         6.417        654         184,462     80.01      100         98.22
CONDO HI-RISE           10        2,045,683        0.36         6.732        657         204,568     80.02      100         100
3-4 FAMILY               4        1,729,718         0.3         6.874        673         432,430        80      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



11. State

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
State              of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA                     329     $117,598,650       20.53%         6.00%       659        $357,443     78.44%     98.98%      99.76%
MD                     151       33,819,932         5.9         6.376        645         223,973     79.72      100         100
VA                     144       32,155,023        5.61          6.44        643         223,299     79.88      100         100
MN                     167       27,481,744         4.8         6.584        638         164,561     79.57      100         100
WA                     148       26,500,947        4.63         6.037        660         179,060     79.82      100         100
CO                     121       21,349,778        3.73          6.28        643         176,444     79.59      100         100
GA                     129       18,607,196        3.25         6.581        624         144,242     79.59      100         100
FL                     109       17,896,666        3.12         6.431        640         164,190     78.52      100         98.77
IL                     126       17,705,678        3.09         6.759        643         140,521     78.75      100         100
MO                     141       15,764,143        2.75         6.879        637         111,802     79.56      100         100
Other                1,742      243,944,438       42.59         6.684        637         140,037      79.6      100         99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



12



13. Remaining Months to Maturity

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Remaining Months    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
to Maturity        of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                 36     $  5,412,299        0.94%         6.68%       674        $150,342     78.67%     100.00%     100.00%
241 - 360            3,271      567,411,896       99.06         6.457        643         173,467     79.34      99.79       99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



14. Amortization Type

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.        Avg.                                Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Amortization Type  of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
15 YR FIXED             15     $  1,875,103        0.33%         6.79%       673        $125,007     76.15%     100.00%     100.00%
2 YR ARM             2,199      324,316,522       56.62         6.542        639         147,484     79.36      99.63       99.72
2 YR ARM IO            864      204,485,143        35.7         6.297        646         236,673     79.63      100         100
3 YR ARM                51        9,218,044        1.61         6.244        650         180,746     79.35      100         100
3 YR ARM IO             40       10,821,362        1.89         6.141        674         270,534     76.61      100         100
30 YR FIXED            111       17,152,532        2.99         7.045        660         154,527     77.11      100         100
30 YR FIXED IO           6        1,418,294        0.25         6.686        649         236,382        80      100         100
FIXED 15/30 BLN         21        3,537,196        0.62         6.624        674         168,438        80      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



15. Initial Periodic Cap

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Initial             Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Periodic Cap       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.00                153     $ 23,983,125        4.19%         6.94%       662        $156,752     77.63%     100.00%     100.00%
2.51 - 3.00          3,154      548,841,071       95.81         6.438        643         174,014      79.4      99.78       99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



16. Periodic Cap

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Periodic Cap       of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0.00                153     $ 23,983,125        4.19%         6.94%       662        $156,752     77.63%     100.00%     100.00%
0.51 - 1.00          3,154      548,841,071       95.81         6.438        643         174,014      79.4      99.78       99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



17. Months to Rate Reset

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Months to           Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Rate Reset         of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 0                   153     $ 23,983,125        4.19%         6.94%       662        $156,752     77.63%     100.00%     100.00%
12-Jan                   1           97,119        0.02         7.125        686          97,119        80      100         100
13 - 24              3,062      528,704,546        92.3         6.447        642         172,666     79.46      99.77       99.83
25 - 36                 91       20,039,406         3.5         6.188        663         220,213     77.87      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



18. Life Maximum Rate

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
Life Maximum        Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Rate               of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - -0.01           153     $ 23,983,125        4.19%         6.94%       662        $156,752     77.63%     100.00%     100.00%
0.00 - 11.99           735      180,595,722       31.53         5.597        666         245,708     79.13      100         99.7
12.00 - 12.49          476       97,881,427       17.09         6.251        649         205,633     79.46      100         100
12.50 - 12.99        1,020      165,279,849       28.85         6.768        630         162,039     79.53      99.28       99.93
13.00 - 13.49          392       52,105,970         9.1         7.223        627         132,923     79.47      100         100
13.50 - 13.99          436       44,427,526        7.76         7.686        607         101,898     79.77      100         100
14.00 - 14.49           51        4,781,335        0.83         8.217        604          93,752     78.65      100         95.41
14.50 - 14.99           19        1,880,366        0.33          8.73        569          98,967     79.75      100         98.3
15.00 - 15.49            6          382,809        0.07         9.237        547          63,802     77.15      100         100
15.50 - 15.99           15        1,093,603        0.19         9.711        562          72,907     85.43      100         100
16.00 & Above            4          412,463        0.07        10.765        532         103,116        85      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



19. Margin

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Margin             of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.99 & Below           153     $ 23,983,125        4.19%         6.94%       662        $156,752     77.63%     100.00%     100.00%
1.50 - 1.99             23        6,543,709        1.14          5.59        692         284,509     78.53      100         100
2.00 - 2.49            141       30,421,359        5.31         5.957        668         215,754     78.07      100         98.71
2.50 - 2.99            235       43,843,119        7.65         6.266        641         186,566     79.23      100         99.86
3.00 - 3.49            584      120,410,810       21.02         6.008        674         206,183     79.38      99.01       100
3.50 - 3.99          1,076      190,384,033       33.24         6.396        642         176,937     79.47      100         99.79
4.00 - 4.49            852      122,336,541       21.36          6.87        617         143,587      79.7      100         100
4.50 - 4.99            189       29,196,102         5.1         7.207        604         154,477     79.94      100         99.89
5.00 - 5.49             13        1,536,645        0.27         7.668        592         118,203      81.9      100         100
5.50 - 5.99              9        1,331,466        0.23         8.557        554         147,941     73.48      100         100
6.00 - 6.49             21        1,748,646        0.31         8.792        566          83,269     75.58      100         100
6.50 - 6.99              5          464,851        0.08         9.028        537          92,970     81.22      100         100
7.50 - 7.99              6          623,790        0.11         10.126       526         103,965     83.81      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------



20. Interest Only

                                                 Pct. Of     Weighted     Weighted
                                                 Pool By       Avg.          Avg.         Avg.                               Pct.
                    Number       Principal      Principal     Gross        Current     Principal     Comb      Pct. Full    Owner
Interest Only      of Loans       Balance        Balance      Coupon         FICO       Balance       LTV         Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
N                    2,397     $356,099,396       62.17%         6.56%       641        $148,560     79.24%     99.66%      99.75%
Y                      910      216,724,799       37.83         6.292        648         238,159     79.48      100         100
-----------------------------------------------------------------------------------------------------------------------------------
Total:               3,307     $572,824,196      100.00%         6.46%       643        $173,216     79.33%     99.79%      99.84%
-----------------------------------------------------------------------------------------------------------------------------------

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Strats Required                           No of loans   Principal Bal   % of pool by Principal balance
---------------------------------------   -----------   -------------   ------------------------------
Current Principal Balance
Current Rate
Fico credit score
DTI
Lien
LTV
Documentation
Purpose
Occupancy
Proterty Type
State ( 10 geographic concentration)
Amortisation Type
Initial Periodic Cap
Period Cap
Months to Rate Reset
Life maximum Rate
Margin
Interest Only
Silent Seconds

Zip ( 20)
remaining months to maturity
Strats Required                           FICO   LTV   DTI   WA gross coupon   Full Docs   % investment properties
---------------------------------------   ----   ---   ---   ---------------   ---------   -----------------------
Current Principal Balance
Current Rate
Fico credit score
DTI
Lien
LTV
Documentation
Purpose
Occupancy
Proterty Type
State ( 10 geographic concentration)
Amortisation Type
Initial Periodic Cap
Period Cap
Months to Rate Reset
Life maximum Rate
Margin
Interest Only
Silent Seconds

Zip ( 20)
remaining months to maturity              0






1. Balance

Balance                   Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
<= 50,000.00                 725      27,616,067.43      1.46    599    76.18    35.4     8.6        100       9.93
50,000.01 - 100,000.00     2,386     181,661,463.52      9.59    610    78.96   40.29    7.81        100       3.55
100,000.01 - 150,000.00    2,316     287,298,386.37     15.17    615    79.24   42.02    7.46        100        1.8
150,000.01 - 200,000.00    1,920     334,008,650.42     17.63    620    78.65   42.61    6.99        100       1.95
200,000.01 - 250,000.00    1,076     240,569,260.80      12.7    622    78.63   43.54    6.88        100       1.58
250,000.01 - 300,000.00      750     205,152,394.97     10.83    626    79.21   43.75    6.73        100       1.88
300,000.01 - 350,000.00      457     148,006,067.02      7.81    627    79.53   43.95    6.71        100       1.09
350,000.01 - 400,000.00      310     116,527,566.65      6.15    635    79.39   45.04    6.51        100       0.64
400,000.01 >=                667     353,418,318.96     18.66    641    78.84   42.02    6.34      99.66       0.98
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 9,592.53
max: 1,197,559.19



2. Rate

Rate                      Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
4.00 - 4.49                    8       2,388,072.85      0.13    701     81.4   47.15    4.27        100          0
4.50 - 4.99                  103      32,682,576.90      1.73    673    74.07   44.85    4.81        100       0.64
5.00 - 5.49                  236      67,027,964.60      3.54    669    75.08   44.99    5.27        100       1.67
5.50 - 5.99                1,241     319,684,920.50     16.88    653     75.4   43.44    5.79        100       1.54
6.00 - 6.49                1,148     259,845,160.58     13.72    641    76.54   42.39    6.26        100       1.64
6.50 - 6.99                2,488     487,086,208.62     25.71    628    78.62   42.67    6.76      99.75       2.06
7.00 - 7.49                1,111     184,158,493.03      9.72    617    80.29   42.55    7.25        100       2.61
7.50 - 7.99                1,694     246,777,111.19     13.03    604    82.46   41.91    7.73        100       1.51
8.00 - 8.49                  595      80,514,127.06      4.25    593    83.75   41.98    8.25        100       2.61
8.50 - 8.99                  980     122,534,940.07      6.47    579    84.07   41.94    8.73        100       1.78
9.00 - 9.49                  331      33,699,823.90      1.78    572    82.07   40.92    9.25        100       0.85
9.50 - 9.99                  399      36,931,061.55      1.95    562    81.09   40.73    9.71        100       1.74
10.00 - 10.49                102       8,917,440.13      0.47    549    78.26   39.15   10.23        100          0
10.50 - 10.99                114       8,412,848.19      0.44    538    79.28   38.38   10.71        100       1.16
11.00 - 11.49                 30       2,105,170.67      0.11    549    80.18   34.24   11.22        100          0
11.50 - 11.99                 25       1,391,328.72      0.07    546    82.21   34.84   11.66        100          0
12.00 - 12.49                  1          29,732.87         0    670       85   26.17      12        100          0
12.50 - 12.99                  1          71,194.71         0    518     72.7   45.78    12.5        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 4.125
max: 12.500
wa: 6.947



3. FICO

FICO                      Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
<= 500                        90       7,872,077.81      0.42    499    75.19   38.72    8.83        100       1.37
501 - 510                    112      13,960,508.18      0.74    505    66.66   41.02     9.3        100       0.08
511 - 520                    130      16,270,615.32      0.86    516     68.4    40.9    9.12        100       0.42
521 - 530                    232      31,689,920.13      1.67    526    72.13   42.16    8.75        100       1.61
531 - 540                    229      31,824,716.45      1.68    536    71.95   40.94    8.55        100       2.82
541 - 550                    325      50,947,918.28      2.69    546    73.86   42.91    7.97        100       1.54
551 - 560                    305      45,910,617.24      2.42    556    72.92   40.75    7.89        100       3.74
561 - 570                    464      78,520,044.78      4.15    565    76.43   42.34    7.46        100       1.68
571 - 580                    477      73,346,221.13      3.87    576    78.68   42.58    7.44        100       0.51
581 - 590                    827     134,150,097.53      7.08    585    78.94   42.45    7.23        100       0.94
591 - 600                    857     145,318,710.47      7.67    596    78.42   42.05    7.11        100       2.13
601 - 610                    891     148,670,271.71      7.85    605    80.66   42.05    7.01        100       1.01
611 - 620                    855     149,337,382.34      7.88    616    80.13   42.12    6.95        100       1.45
621 - 630                    768     143,814,986.28      7.59    625    81.11   43.17    6.81        100       0.45
631 - 640                    739     134,648,917.00      7.11    635    80.65   43.26    6.82        100       1.12
641 - 650                    717     137,554,359.41      7.26    645    80.62   42.55     6.6        100       1.33
651 - 660                    596     121,032,785.41      6.39    655    80.45   41.99    6.51        100        2.5
661 - 670                    508     104,625,928.88      5.52    665    80.29   43.39    6.34        100       3.15
671 - 680                    398      78,655,606.20      4.15    675     80.3   42.48    6.34        100       2.72
681 - 690                    281      64,245,657.39      3.39    685    80.33   43.31    6.27      98.14       1.29
691 - 700                    189      42,719,282.84      2.26    695     79.3   44.34    6.22        100       4.66
701 - 710                    135      32,985,214.27      1.74    706    80.54    43.6    6.33        100       2.74
711 - 720                    109      26,577,555.72       1.4    715    78.06   44.51    5.99        100       3.18
721 - 730                     83      17,054,731.86       0.9    726    78.97   43.25    6.28        100       5.69
731 - 740                     69      14,734,736.87      0.78    735    78.18   43.75    6.09        100       3.26
741 - 750                     62      14,606,485.10      0.77    746     76.1   42.17    6.13        100       2.97
751 - 760                     46       8,364,841.52      0.44    755     74.6   43.33    6.11        100       5.05
761 - 770                     42       7,467,391.26      0.39    764    80.45    44.8    6.33        100      10.88
771 - 780                     33       7,266,082.22      0.38    775    79.46   46.61    6.06        100       2.16
781 - 790                     13       3,473,920.30      0.18    785    69.69   46.02    6.09        100       5.84
791 - 800                     21       5,699,526.00       0.3    795    77.56   42.68    5.91        100       0.67
801 >=                         4         911,066.24      0.05    804    61.43   44.61    5.92        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 474.000
max: 806.000
wa: 624.458



4. DTI

DTI                       Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
0.001 - 10.000                61      16,008,308.71      0.85    633    75.78    5.97    6.74        100       5.68
10.001 - 20.000              365      57,790,185.07      3.05    628    75.62   15.47    6.96        100       2.01
20.001 - 30.000            1,142     165,109,849.47      8.72    619    77.36   25.93    7.13        100       1.76
30.001 - 40.000            2,370     375,926,335.76     19.85    617     78.1   35.49    7.11        100        1.6
40.001 - 50.000            4,237     824,341,865.61     43.52    628    79.26   45.93    6.87      99.85       1.68
50.001 - 60.000            2,427     454,210,725.03     23.98    626    80.17   53.12    6.89        100       2.06
60.001 - 70.000                4         761,192.22      0.04    598    78.13   63.04    6.95        100          0
80.001 - 90.000                1         109,714.27      0.01    761    66.67   84.68    6.75        100        100
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81



5. GSOLTV

GSOLTV                    Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
<= 15.000                     10         471,643.47      0.02    609    12.66   41.37    7.54        100       21.7
15.001 - 20.000               14       1,006,771.42      0.05    594    18.11    36.8    7.38        100          0
20.001 - 25.000               22       2,058,980.73      0.11    620    22.73    42.4    6.79        100      26.94
25.001 - 30.000               26       2,947,330.50      0.16    614    27.82   38.47    7.11        100       3.59
30.001 - 35.000               45       4,893,168.25      0.26    619    32.75   38.81    6.83        100       0.71
35.001 - 40.000               71       8,796,645.96      0.46    600    37.98   39.55     7.2        100       1.08
40.001 - 45.000               89      13,685,362.25      0.72    608    42.97   40.72    6.92        100       1.93
45.001 - 50.000              141      23,411,267.58      1.24    613    47.78   41.16    6.63        100       1.74
50.001 - 55.000              205      35,543,648.90      1.88    614    52.71   40.93    6.74        100       2.84
55.001 - 60.000              237      42,228,307.79      2.23    612    57.79   40.63    6.69        100       3.16
60.001 - 65.000              347      69,343,781.35      3.66    612    62.82   41.12    6.72        100       4.19
65.001 - 70.000              684     128,912,086.63      6.81    606    68.63   41.17     6.7        100       8.72
70.001 - 75.000              945     176,715,414.65      9.33    611    73.92   40.77     6.9      99.32       4.99
75.001 - 80.000            4,412     781,901,327.54     41.28    633    79.75   43.53    6.64        100       0.96
80.001 - 85.000              985     184,171,402.77      9.72    616    84.38   41.76    7.28        100          0
85.001 - 90.000            1,313     257,324,455.48     13.58    623     89.6   42.15    7.33        100          0
90.001 - 95.000              525      81,970,124.80      4.33    638    94.78   44.07    7.74        100          0
95.001 - 100.000             536      78,876,456.07      4.16    645    99.92   45.92    8.11        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 10.300
max: 100.000



6. Doc Type

Doc Type   Count    Balance            Percent   FICO   GWAC    GSCOLTV   %FullDoc
--------   ------   ----------------   -------   ----   -----   -------   --------
FULL       10,606   1,893,060,616.95     99.94    624   6.947     78.94        100
NO DOC          1       1,197,559.19      0.06    688    6.95        75          0
Total:     10,607   1,894,258,176.14       100    624   6.947     78.94      99.94
Doc Type   DTI     %Purch   %OwnerOcc   %IO     %PP     % GSOLTV > 90   % FICO < 600   % WAGE EARNER
--------   -----   ------   ---------   -----   -----   -------------   ------------   -------------
FULL       42.58    42.07       97.24   22.48   72.46             8.5          32.33               0
NO DOC     44.78      100         100       0       0               0              0               0
Total:     42.58     42.1       97.24   22.47   72.42            8.49          32.31               0



7. Purpose

Purpose                   Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
CASHOUT REFI               5,196   1,001,668,228.69     52.88    616    75.81   41.97    6.93        100       2.14
PURCHASE                   4,805     797,524,426.77      42.1    635    82.81   43.65    6.95      99.85        1.4
RATE/TERM REFI               606      95,065,520.68      5.02    625    79.47   39.96    7.08        100        1.8
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81



8. Occupancy

Occupancy                 Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
OWNER OCCUPIED            10,207   1,841,916,422.14     97.24    624    79.16    42.6    6.95      99.93          0
NON OWNER                    294      34,352,233.61      1.81    641    69.91    42.4    6.98        100        100
SECOND HOME                  106      17,989,520.39      0.95    639    73.48   40.99    7.07        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81



9. Property Type

Property Type             Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
SINGLE FAMILY              9,690   1,720,452,783.66     90.82    623    79.09   42.41    6.97      99.93       1.37
CONDO                        643     115,692,054.65      6.11    636    79.68    44.1    6.75        100       4.34
2 FAMILY                     183      36,533,578.99      1.93    632    74.36   45.62    6.65        100       9.22
3-4 FAMILY                    51      11,359,174.18       0.6    634    70.71   45.55    6.98        100      21.33
CONDO HI-RISE                 40      10,220,584.66      0.54    636    71.41   40.69    6.69        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81



10. State

State                     Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
CA                         1,360     432,600,712.72     22.84    640    74.89    43.8    6.32      99.72        2.4
MD                           534     126,590,040.57      6.68    618    78.56   43.06    6.77        100       1.07
AZ                           560     108,484,884.47      5.73    623    78.74   40.74    7.01        100       1.43
VA                           424      92,745,655.52       4.9    619    79.76   44.19    6.91        100       1.26
FL                           507      92,323,711.38      4.87    617    78.13   41.64    7.01        100          3
IL                           517      68,961,755.95      3.64    616    82.78   41.18    7.53        100       1.46
NY                           302      65,107,091.99      3.44    618    75.96   43.91    6.88        100       1.95
MN                           375      62,262,319.08      3.29    624    80.88   43.46    6.97        100       0.29
TX                           582      58,734,539.40       3.1    618    80.26   39.51    7.68        100       3.06
NJ                           251      58,107,598.58      3.07    604    77.13   43.39    7.51        100       1.68
Other                      5,195     728,339,866.48     38.45    622    81.22   42.08    7.18        100       1.63
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81



11. Product

Product                   Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
2 YR ARM                   7,788   1,275,977,255.70     67.36    614    79.68   42.45    7.13      99.91       2.02
2 YR ARM IO                1,526     398,905,732.06     21.06    642    79.92   43.63    6.41        100          0
30 YR FIXED                  688     114,338,958.28      6.04    649    71.86   41.15    7.04        100       4.66
3 YR ARM                     170      33,013,862.66      1.74    647    78.47    42.2    6.51        100       2.63
FIXED 15/30 BLN              122      26,129,246.44      1.38    658    72.34   42.11    6.67        100       4.19
3 YR ARM IO                   76      21,150,203.45      1.12    666    76.78   42.61    6.25        100          0
15 YR FIXED                  214      19,245,803.92      1.02    630     64.5   38.89    7.43        100       6.94
30 YR FIXED IO                23       5,497,113.63      0.29    665    75.23   44.68    6.86        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81



12. Initial Cap

Initial Cap               Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
 0                         1,047     165,211,122.27      8.72    648    71.19   41.15    7.02        100       4.69
 3                         9,560   1,729,047,053.87     91.28    622    79.68   42.72    6.94      99.93       1.54
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 0.000
max: 3.000
wa: 3.000



13. Periodic Cap

Periodic Cap              Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
 0                         1,047     165,211,122.27      8.72    648    71.19   41.15    7.02        100       4.69
 1                         9,560   1,729,047,053.87     91.28    622    79.68   42.72    6.94      99.93       1.54
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 0.000
max: 1.000
wa: 1.000



14. MTR

MTR                       Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
<= 6                       1,047     165,211,122.27      8.72    648    71.19   41.15    7.02        100       4.69
18-Jul                        22       4,631,877.43      0.24    607    79.79   37.09    6.39        100          0
19 - 30                    9,293   1,670,302,905.45     88.18    621    79.74   42.74    6.96      99.93       1.54
31 - 42                      245      54,112,270.99      2.86    655    77.81   42.35    6.41        100       1.51
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 0.000
max: 36.000
wa: 20.798



15. MaxRate

MaxRate                   Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
<= 9.00                    1,048     165,407,738.33      8.73    648    71.21   41.16    7.02        100       4.69
10.01 - 10.50                 18       5,950,718.17      0.31    674    79.69   45.18    4.41        100          0
10.51 - 11.00                 94      29,347,382.52      1.55    676    73.57   44.85    4.85        100       0.71
11.01 - 11.50                367     102,539,090.46      5.41    666    74.75   44.96    5.35        100       1.73
11.51 - 12.00              1,037     262,698,933.93     13.87    649    76.24   43.25    5.83        100       1.62
12.01 - 12.50              1,394     313,644,010.25     16.56    635    77.97   42.74    6.32        100       1.87
12.51 - 13.00              1,843     350,215,399.27     18.49    623    79.74   42.72    6.82      99.66       1.35
13.01 - 13.50              1,337     217,700,019.20     11.49    614    81.88   42.36    7.31        100       1.77
13.51 - 14.00              1,170     173,764,559.70      9.17    601    82.82    42.5     7.8        100       1.12
14.01 - 14.50                715     102,795,843.99      5.43    586    83.88   42.59    8.32        100        2.1
14.51 - 15.00                690      85,419,133.33      4.51    579    85.29   41.39    8.81        100       1.23
15.01 >=                     894      84,775,346.99      4.48    561    81.73   40.21    9.75        100       0.89
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 0.000
max: 18.500
wa: 12.939



16. Margin

Margin                    Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
<= 3.000                   1,978     371,147,059.26     19.59    651    73.83   41.98    6.46        100       3.22
3.001 - 3.250                503     118,774,311.14      6.27    670    77.35   43.73    5.97      98.99       0.52
3.251 - 3.500                675     146,503,804.87      7.73    656    76.87   43.04    6.18        100       1.62
3.501 - 3.750                862     184,015,778.30      9.71    640    77.02   43.08    6.31        100       1.29
3.751 - 4.000              1,058     202,036,884.82     10.67    624    77.53    42.6    6.56        100       2.35
4.001 - 4.250              1,053     187,420,852.23      9.89    615    78.86   42.74    6.79        100       1.91
4.251 - 4.500                747     127,433,222.81      6.73    618    81.18   42.69    7.01        100        2.1
4.501 - 4.750                655     112,849,149.00      5.96    611    83.17    42.9    7.28        100       1.82
4.751 - 5.000                565      96,022,019.21      5.07    604    85.22   42.27    7.47        100       1.39
5.001 - 5.250                414      64,512,631.55      3.41    605    86.85   41.43    7.85        100       0.59
5.251 - 5.500                327      57,756,228.94      3.05    600    89.99   45.28    8.01        100       1.25
5.501 - 5.750                431      64,923,656.74      3.43    579    85.04   43.26     8.3        100       0.56
5.751 - 6.000                384      46,648,871.30      2.46    578    84.18   41.01    8.53        100       0.53
6.001 - 6.250                281      35,050,312.79      1.85    562    81.16   41.71    8.84        100          0
6.251 - 6.500                242      34,747,072.11      1.83    545    76.59   42.02     8.9        100       0.54
6.501 - 6.750                140      15,219,126.31       0.8    534    74.41   40.12     9.2        100       2.45
6.751 - 7.000                100      11,404,124.09       0.6    529    75.09   38.99     9.4        100          0
7.001 - 7.250                 56       6,143,962.74      0.32    521    74.57    40.5    9.84        100       6.19
7.251 - 7.500                 50       5,436,216.71      0.29    552    80.39   41.85    10.1        100          0
7.501 - 7.750                 33       2,564,236.59      0.14    536    80.72   39.14   10.47        100          0
7.751 - 8.000                 40       2,698,080.03      0.14    553    84.94   36.59    10.9        100          0
8.001 >=                      13         950,574.60      0.05    554    84.08    33.7    11.2        100          0
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 0.000
max: 8.375
wa: 4.224



17. IOFLAG

IOFLAG     Count    Balance            Percent   FICO   GWAC    GSCOLTV   %FullDoc
--------   ------   ----------------   -------   ----   -----   -------   --------
 N          8,982   1,468,705,127.00     77.53    619   7.105     78.72      99.92
 Y          1,625     425,553,049.14     22.47    644   6.404     79.71        100
--------   ------   ----------------   -------   ----   -----   -------   --------
Total:     10,607   1,894,258,176.14       100    624   6.947     78.94      99.94
IOFLAG     DTI     %Purch   %OwnerOcc   %IO     %PP     % GSOLTV > 90   % FICO < 600   IOTERM
--------   -----   ------   ---------   -----   -----   -------------   ------------   -------------
 N         42.29    39.75       96.56       0   72.25            9.47          37.32               0
 Y         43.59    50.22       99.56     100      73            5.11          15.01              60
--------   -----   ------   ---------   -----   -----   -------------   ------------   -------------
Total:     42.58     42.1       97.24   22.47   72.42            8.49          32.31              60



18. SILENT

SILENT     Count    Balance            Percent   FICO   GWAC    GSCOLTV   %FullDoc
--------   ------   ----------------   -------   ----   -----   -------   --------
 N          7,300   1,321,433,980.63     69.76    616   7.159     78.77        100
 Y          3,307     572,824,195.51     30.24    643   6.459     79.33      99.79
--------   ------   ----------------   -------   ----   -----   -------   --------
Total:     10,607   1,894,258,176.14       100    624   6.947     78.94      99.94
SILENT     DTI     %Purch   %OwnerOcc   %IO     %PP     % GSOLTV > 90   % FICO < 600   IOTERM
--------   -----   ------   ---------   -----   -----   -------------   ------------   -------------
 N         41.83    27.41       96.11    15.8   71.46           12.15          39.11              60
 Y         44.31    75.99       99.84   37.83   74.63            0.04          16.61              60
--------   -----   ------   ---------   -----   -----   -------------   ------------   -------------
Total:     42.58     42.1       97.24   22.47   72.42            8.49          32.31              60



19. WAM

WAM                       Count    PBAL               Percent   FICO   GSOLTV   DTI     RATE    %FullDoc   % Invest
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
121 - 180                    336      45,375,050.36       2.4    646    69.02   40.74    6.99        100       5.36
301 - 360                 10,271   1,848,883,125.78      97.6    624    79.18   42.63    6.95      99.94       1.73
-----------------------   ------   ----------------   -------   ----   ------   -----   -----   --------   --------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
min: 175.000
max: 360.000
wa: 354.102

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

A                  % of pool   average LTV   CLTV above 80%   CLTV above 90%   % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   --------------   --------------   ----------   -----------   -------   ------------
FICO below 600         32.31         76.24            88.02            95.11          100         97.68     7.637          15.09
FICO below 580         17.77         74.27            87.02            95.69          100         97.27      8.02          16.34
FICO below 560         10.03         72.04            85.08            93.76          100        96.931     8.433          18.48
A                  % above 500k   % IO     ave DTI   DTI > 45%
----------------   ------------   ------   -------   ---------
FICO below 600             6.93   10.438     42.02       47.06
FICO below 580             5.29        0     41.91        45.8
FICO below 560             3.07        0     41.58       44.69

B                  % of pool   average LTV   FICO <600        FICO < 575       % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   --------------   --------------   ----------   -----------   -------   ------------
LTV above 85%          22.08         92.56           25.007            7.913          100           100     7.558          11.69
LTV above 90%           8.49          97.3            9.201            0.571          100           100     7.921          16.66
LTV above 95%           4.16         99.92            0.777            0.278          100           100     8.107          16.93
B                  % above 500k   % IO     ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
----------------   ------------   ------   -------   ---------   --------------   ----------
LTV above 85%              7.87   17.212     43.23       54.28              100        38.46
LTV above 90%              3.02   13.523     44.98       58.53              100          100
LTV above 95%                 0        0     45.92        63.8              100          100

C                  % of pool   average LTV   FICO <600        FICO < 575       % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   --------------   --------------   ----------   -----------   -------   ------------
DTI > 40%              67.54         79.58           30.581           14.942       99.906        97.244     6.877            8.8
DTI > 45%              51.31         79.65           29.631            14.36          100        97.106     6.834            7.9
DTI > 50%              24.02         80.16           32.489           16.787          100        96.406     6.892           8.82
Average DTI                    42.58
C                  % above 500k   % IO     ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
----------------   ------------   ------   -------   ---------   --------------   ----------
DTI > 40%                 10.07   25.003      48.5       75.97            31.87          9.5
DTI > 45%                 10.28   24.203     50.32         100            32.39         9.69
DTI > 50%                  8.65    2.402     53.14         100            36.13        11.77
Average DTI

D                  % of pool   average LTV   FICO <600        FICO < 575       % full doc   % owner occ   ave wac   % below 100k
----------------   ---------   -----------   --------------   --------------   ----------   -----------   -------   ------------
Non Owner Occ           1.81         69.91           28.297           16.265          100             0     6.982          26.76
Stated Docs                0
Loans below 100k       11.02          78.6           44.228           23.633          100        94.666     7.915            100
IO Loans               22.47         79.71           15.011                0          100        99.559     6.404           1.94
D                  % above 500k   % IO     ave DTI   DTI > 45%   LTV > 80%        CLTV > 90%
----------------   ------------   ------   -------   ---------   --------------   ----------
Non Owner Occ               4.7        0      42.4       53.38                0            0
Stated Docs
Loans below 100k              0    3.955     39.64       36.78            31.33        12.84
IO Loans                     16      100     43.59       55.28            25.69         5.11


ARM AND IO

E When do IOs reset

Months to next reset (arms only)   Count   Balance ($)      % of Balance   WAC     Remaining Term   WA CLTV   WA FICO
--------------------------------   -----   --------------   ------------   -----   --------------   -------   -------
0 - 5
6 - 11
12 - 17
18 - 23                             1459   382,564,490.06          91.07     6.4              358     79.87    642.32
24 - 29                               67    16,341,242.00           3.89   6.549              360     81.11    638.43
30 - 35                               73    20,063,203.45           4.78   6.201              358     76.49    667.36
36 - 53                                3     1,087,000.00           0.26   7.098              360     82.05    648.23
54 - 59
60
--------------------------------   -----   --------------   ------------   -----   --------------   -------   -------
Total:                              1602   420,055,935.51            100   6.398              358     79.76    643.38



F Is DTI off current mortgage rate for IO



G Summary of pool per grades

Credit Grade                       Count   Balance ($)      % of Balance   WAC     Remaining Term   WA LTV    WA FICO
--------------------------------   -----   --------------   ------------   -----   --------------   -------   -------
Y1                                   229         27995294           1.48   9.325              356     67.49    510.01
Y2                                   707      90367500.03           4.77   8.912              357     72.42    547.42
Y3                                   595      92175037.33           4.87   7.914              356     73.24    552.27
Y4                                  1297      207147157.9          10.94   7.399              354     76.89    584.48
Y5                                  1512      253226704.3          13.37   7.091              355     78.85    590.96
Y6                                  1725      291084128.8          15.37   6.937              355     80.63    611.43
Y7                                  1575      296039504.2          15.63   6.755              355     81.38    635.61
Y8                                  1176      242854016.1          12.82   6.491              354     80.66    649.84
Y9                                  1791      393368833.5          20.77   6.203              351     79.58     694.5
--------------------------------   -----   --------------   ------------   -----   --------------   -------   -------
Total:                             10607       1894258176            100   6.947              354     78.94    624.46


H What are top 1- cities and average strats for each

Top 1- Cities of Overall Pool   Loans   Balance ($)   Balance   Rate (%)   (months)   LTV   Score
-----------------------------   -----   -----------   -------   --------   --------   ---   -----

Total:

PLEASE SEE NEXT TAB


I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

LTV > 90   Loans   Balance ($)   % of Balance   Rate (%)   % stated Doctype   % IO Loans  % non0owner Occupied  % Fico Less Than 600
--------   -----   -----------   ------------   --------   ----------------   ----------  --------------------  --------------------
NONE


J What is max LTv fo stated income and minimum FICO for stated income?
  MAX LTV, STATED INC.                    NO STATED INCOME
  MIN FICO, STATED INC.                   NO STATED INCOME


K What is min FICO for loans above 90% LTV
  Min Fico for ltv greater than 90:       531.00

L Seasoning hisotry - any over 3m? YES

M Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

CITY          count   Bal                % Bal    GrossWAC   RTERM   GSCOLTV   FICO
-----------   -----   ----------------   ------   --------   -----   -------   ------
LAS VEGAS       115      26,251,835.71     1.39      6.633     355     78.11   633.79
PHOENIX         105      20,648,545.05     1.09      6.784     356     79.54   632.29
LOS ANGELES      61      20,333,198.69     1.07      6.392     349     69.46   624.66
MESA             63      13,715,124.31     0.72      7.016     356     79.14   619.39
SACRAMENTO       43      12,501,482.64     0.66      6.353     353     77.87   651.59
FRESNO           55      12,230,063.86     0.65      6.858     330     77.93    628.2
WASHINGTON       51      11,893,502.82     0.63      6.737     358     75.96   607.13
SAN JOSE         22      11,086,580.65     0.59      6.312     358     77.29   641.45
BAKERSFIELD      48       9,684,254.39     0.51       6.67     356     80.07   624.84
BOWIE            29       9,465,923.87      0.5      6.674     350     82.02    611.1
Other         10015   1,746,447,664.15     92.2      6.973     354     79.08   624.12
-----------   -----   ----------------   ------   --------   -----   -------   ------
Total:        10607   1,894,258,176.14      100      6.947     354     78.94   624.46

disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Selection Criteria: All records
Table of Contents

1. fico doc
2. LTV and FICO
3. BALANCE & FICO
4. RATE & FICO
5. RATE & LTV


1. fico doc

                                          Reduced
                                Stated    Limited                                                           Current
fico doc            Full Doc     Doc        DOC       Doc%     Purch    CO REFI     WAC    Avg. Prin Bal.     LTV
-----------------   --------    ------    -------    ------    -----    -------    -----   --------------   -------
<= 450.000              0.35%     0.00%      0.00%     0.35%    0.19%      0.13%   8.645       $85,130.85     75.20%
450.001 - 500.000       0.07         0          0      0.07%    0.03       0.03    9.775       101,307.87     74.15
500.001 - 550.000       7.64         0          0      7.64%    1.46       5.88    8.527       140,752.61     71.55
550.001 - 600.000      25.19         0          0     25.19%    9.06      14.91    7.327       162,882.49      77.6
600.001 - 650.000      37.69         0          0     37.69%    16.9      18.75    6.841       179,855.39     80.47
650.001 - 700.000      21.65         0       0.06     21.71%    10.3      10.33    6.365       208,559.46     80.08
700.001 - 750.000       5.59         0          0      5.59%     3.1       2.25    6.178       231,350.93     78.57
750.001 - 800.000        1.7         0          0      1.70%    1.05       0.55    6.113       208,204.91     76.82
800.001 - 850.000       0.05         0          0      0.05%    0.02       0.03    5.923       227,766.56     61.34
Total:                 99.94%     0.00%      0.06%   100.00%   42.10%     52.88%   6.947      $178,585.67     78.78%




fico doc            IO LOANS        TOTAL BAL       count
-----------------   --------    -----------------   ------
<= 450.000              0.00%       $6,555,075.54       77
450.001 - 500.000          0         1,317,002.27       13
500.001 - 550.000          0       144,693,678.36    1,028
550.001 - 600.000       3.59       477,245,691.15    2,930
600.001 - 650.000         10       714,025,916.74    3,970
650.001 - 700.000       6.65       411,279,260.72    1,972
700.001 - 750.000       1.79       105,958,723.82      458
750.001 - 800.000        0.4        32,271,761.30      155
800.001 - 850.000       0.03           911,066.24        4
Total:                 22.47%   $1,894,258,176.14   10,607



2. LTV and FICO

LTV and FICO     1-450   450-500   501-550   551-600   601-650   651-700   701-750   751-800   800+   Total FICO    Avg Prin. Bal
--------------   -----   -------   -------   -------   -------   -------   -------   -------   ---    ----------    -------------
10.01 - 20.00        0         0     0.016      0.03     0.008     0.021     0.005         0     0          0.08%       60,614.14
20.01 - 30.00        0         0     0.033     0.054     0.094     0.075     0.003     0.005     0          0.27%      104,615.20
30.01 - 40.00        0         0     0.141     0.203     0.213     0.141     0.011     0.014     0          0.72%      117,362.01
40.01 - 50.00        0         0     0.323     0.645      0.48     0.325     0.091     0.073   0.017        1.96%      161,659.98
50.01 - 60.00        0     0.004     0.567     1.419     1.133     0.633     0.273     0.087   0.013        4.14%      176,009.01
60.01 - 70.00        0     0.011      1.81     3.248     3.187     1.465     0.518     0.166     0         10.49%      192,744.08
70.01 - 80.00        0     0.052     3.792    11.036    19.218    11.974     3.352     1.048   0.018       50.61%      178,899.64
80.01 - 90.00        0     0.002      0.94     7.672     8.676      4.73     0.957     0.146     0         23.23%      192,148.13
90.01 - 100.00       0         0     0.017     0.888     4.687     2.347     0.384     0.166     0          8.49%      151,599.04
Total:               0      0.07     7.639    25.194    37.694    21.712     5.594     1.704   0.048      100.00%      178,585.67


LTV and FICO      WAC    Margin   Limited Doc   Stated Doc   IO Loans   Silent 2nd   count      TOTAL BAL
--------------   -----   ------   -----------   ----------   --------   ----------   -----   ----------------
10.01 - 20.00    7.418    4.945             0            0          0                   25       1,515,353.43
20.01 - 30.00    6.964    4.064             0            0      0.028                   48       5,021,529.61
30.01 - 40.00    7.062    4.524             0            0      0.054                  117      13,731,355.17
40.01 - 50.00     6.74    4.114             0            0      0.287                  230      37,181,794.38
50.01 - 60.00    6.721     4.08             0            0      0.516                  446      78,500,019.10
60.01 - 70.00    6.708    4.092             0            0      1.339                 1031     198,719,140.82
70.01 - 80.00    6.691    3.892             0            0      14.47                 5359     958,723,187.81
80.01 - 90.00    7.311    4.687             0            0      4.623                 2290     440,019,214.95
90.01 - 100.00   7.921    5.086             0            0      1.148                 1061     160,846,580.87
Total:           6.947    4.224             0            0     22.465                10607   1,894,258,176.14



3. BALANCE & FICO

BALANCE & FICO            1-450   450-500   501-550   551-600   601-650   651-700   701-750   751-800   800+   Total FICO
-----------------------   -----   -------   -------   -------   -------   -------   -------   -------   ---    ----------
0.01 - 50,000.00              0     0.006     0.231     0.498     0.453     0.178     0.025     0.013     0          1.46%
50,000.01 - 100,000.00        0     0.015     1.148     2.971     3.613     1.357      0.29     0.119     0          9.59%
100,000.01 - 150,000.00       0     0.034     1.509     4.494     5.814     2.485     0.545     0.174   0.006       15.17%
150,000.01 - 200,000.00       0         0     1.622     4.534     6.834     3.451     0.786      0.33     0         17.63%
200,000.01 - 250,000.00       0         0     1.088     3.339     4.676      2.71     0.604     0.234   0.025       12.70%
250,000.01 - 300,000.00       0     0.014     1.052     2.144     4.107     2.619     0.708     0.173     0         10.83%
300,000.01 - 350,000.00       0         0     0.375     1.866     3.222     1.889     0.358     0.086   0.017        7.81%
350,000.01 - 400,000.00       0         0      0.16     1.404     2.378     1.672     0.419     0.119     0          6.15%
400,000.01 - 450,000.00       0         0     0.111     1.054     1.963     1.412     0.405     0.045     0          4.99%
450,000.01 - 500,000.00       0         0     0.098     0.821     1.027     0.874     0.357     0.048     0          3.23%
500,000.01 - 550,000.00       0         0     0.112     0.579     1.005      0.86     0.141     0.027     0          2.72%
550,000.01 - 600,000.00       0         0      0.03      0.36     0.931     0.636     0.365     0.029     0          2.35%
600,000.01 - 650,000.00       0         0     0.066     0.363     0.435       0.4       0.1     0.098     0          1.46%
650,000.01 - 700,000.00       0         0     0.035     0.395      0.43     0.426     0.144     0.037     0          1.47%
700,000.01 - 750,000.00       0         0         0     0.113     0.271     0.153         0     0.076     0          0.61%
750,000.01 - 800,000.00       0         0         0     0.122     0.165         0         0         0     0          0.29%
800,000.01 >=                 0         0         0     0.135     0.371      0.59     0.347     0.093     0          1.54%
Total:                        0      0.07     7.639    25.194    37.694    21.712     5.594     1.704   0.048      100.00%


BALANCE & FICO             Current LTV     WAC    Margin   Limited Doc   Stated Doc   IO Loans   Silent 2nd   count
-----------------------   -------------   -----   ------   -----------   ----------   --------   ----------   -----
0.01 - 50,000.00                 75.985   8.597    5.256             0            0      0.006                  725
50,000.01 - 100,000.00           78.778    7.81    4.727             0            0      0.456                 2386
100,000.01 - 150,000.00          79.069   7.458    4.511             0            0      1.491                 2316
150,000.01 - 200,000.00          78.492   6.988    4.237             0            0      3.135                 1920
200,000.01 - 250,000.00          78.486   6.876    4.232             0            0      2.647                 1076
250,000.01 - 300,000.00          79.068   6.729    4.165             0            0       3.18                  750
300,000.01 - 350,000.00          79.404    6.71    4.186             0            0      2.589                  457
350,000.01 - 400,000.00          79.248   6.514    3.959             0            0      2.176                  310
400,000.01 - 450,000.00          80.805   6.468    3.871             0            0      1.892                  223
450,000.01 - 500,000.00           79.54   6.312    3.842             0            0      1.299                  129
500,000.01 - 550,000.00          78.751    6.47    4.037             0            0       0.97                   98
550,000.01 - 600,000.00          80.218   6.265    3.761             0            0      0.957                   78
600,000.01 - 650,000.00          79.671   6.447    3.933             0            0      0.469                   44
650,000.01 - 700,000.00           77.94   6.177    3.789             0            0      0.612                   41
700,000.01 - 750,000.00          72.873   6.097    3.667             0            0      0.192                   16
750,000.01 - 800,000.00          69.894   5.473    3.266             0            0      0.042                    7
800,000.01 >=                    71.059    6.17    3.082             0            0      0.353                   31
Total:                           78.783   6.947    4.224             0            0     22.465                10607


BALANCE & FICO               TOTAL BAL
-----------------------   ----------------
0.01 - 50,000.00             27,616,067.43
50,000.01 - 100,000.00      181,661,463.52
100,000.01 - 150,000.00     287,298,386.37
150,000.01 - 200,000.00     334,008,650.42
200,000.01 - 250,000.00     240,569,260.80
250,000.01 - 300,000.00     205,152,394.97
300,000.01 - 350,000.00     148,006,067.02
350,000.01 - 400,000.00     116,527,566.65
400,000.01 - 450,000.00      94,519,252.13
450,000.01 - 500,000.00      61,106,283.79
500,000.01 - 550,000.00      51,603,664.00
550,000.01 - 600,000.00      44,538,208.98
600,000.01 - 650,000.00      27,695,753.79
650,000.01 - 700,000.00      27,793,024.57
700,000.01 - 750,000.00      11,611,447.05
750,000.01 - 800,000.00       5,431,580.79
800,000.01 >=                29,119,103.86
Total:                    1,894,258,176.14



4. RATE & FICO

RATE & FICO       1-450   450-500   501-550   551-600   601-650   651-700   701-750   751-800   800+   Total FICO    Current LTV
---------------   -----   -------   -------   -------   -------   -------   -------   -------   ---    ----------    -----------
4.001 - 4.500         0         0         0         0     0.123     0.092     0.099         0     0          0.31%        79.435
4.501 - 5.000         0         0         0      0.08     0.293      0.86     0.205     0.113     0          1.55%        73.413
5.001 - 5.500         0         0         0     0.331     1.843     2.183      0.84     0.317   0.017        5.53%        74.369
5.501 - 6.000         0         0     0.014     1.875     5.822      5.13      1.55     0.508   0.011       14.93%        75.477
6.001 - 6.500         0         0     0.152     3.617     7.408     5.397     1.286     0.323   0.013       18.22%        76.834
6.501 - 7.000         0         0     0.624     5.508     9.371     4.487     0.888     0.256     0         21.18%        78.555
7.001 - 7.500         0         0     0.528     4.601     5.254     1.817     0.358     0.104   0.006       12.69%        80.772
7.501 - 8.000         0         0     1.435     3.653     3.662     0.982      0.22     0.054     0         10.05%        82.141
8.001 - 8.500         0         0     1.346     2.347     1.725     0.364     0.097     0.008     0          5.91%        83.022
8.501 - 9.000         0     0.015     1.417     1.637     1.361     0.276     0.031     0.015     0          4.80%        84.621
9.001 - 9.500         0     0.017     0.782     0.764     0.543      0.09         0     0.007     0          2.21%        81.956
9.501 - 10.000        0     0.013     0.708     0.531     0.196     0.021      0.02         0     0          1.52%        80.675
10.001 - 10.500       0     0.014     0.339      0.15     0.047     0.012         0         0     0          0.60%        78.087
10.501 - 11.000       0     0.007     0.197     0.078     0.022         0         0         0     0          0.32%        79.743
11.001 - 11.500       0     0.004     0.068     0.019     0.022         0         0         0     0          0.15%        81.083
11.501 - 12.000       0         0     0.024     0.005     0.001     0.002         0         0     0          0.04%        80.351
12.001 - 12.500       0         0     0.004         0         0         0         0         0     0          0.00%         72.65
Total:                0      0.07     7.639    25.194    37.694    21.712     5.594     1.704   0.048      100.00%        78.783


RATE & FICO        WAC     Margin   Avg Prin Bal($)   Limited Doc   Stated Doc   IO Loans   Silent 2nd   count      TOTAL BAL
---------------   ------   ------   ---------------   -----------   ----------   --------   ----------   -----   ----------------
4.001 - 4.500      4.409    2.961        330,595.45             0            0      0.138                   18       5,950,718.17
4.501 - 5.000      4.854    2.986        312,206.20             0            0      0.618                   94      29,347,382.52
5.001 - 5.500      5.355    3.164        279,423.61             0            0       2.14                  375     104,783,852.41
5.501 - 6.000      5.831    3.433        256,250.66             0            0       5.07                 1104     282,900,723.78
6.001 - 6.500      6.318    3.718        224,789.67             0            0      5.395                 1535     345,052,142.01
6.501 - 7.000      6.819    4.022        191,008.26             0            0      4.895                 2100     401,117,341.30
7.001 - 7.500      7.307    4.403        160,646.81             0            0      2.388                 1496     240,327,624.71
7.501 - 8.000        7.8    4.885        145,381.33             0            0      1.278                 1309     190,304,163.63
8.001 - 8.500      8.318    5.426        138,981.04             0            0      0.333                  806     112,018,714.26
8.501 - 9.000      8.807    5.767        118,509.66             0            0      0.196                  767      90,896,912.61
9.001 - 9.500      9.295     6.03         99,103.56             0            0      0.009                  423      41,920,806.24
9.501 - 10.000     9.768    6.323         93,518.17             0            0      0.005                  307      28,710,079.21
10.001 - 10.500    10.29    6.748         87,609.51             0            0          0                  129      11,301,626.34
10.501 - 11.000     10.8    7.393         69,294.97             0            0          0                   87       6,028,661.98
11.001 - 11.500    11.29    7.456         64,845.93             0            0          0                   43       2,788,375.04
11.501 - 12.000    11.83    7.846         56,758.25             0            0          0                   13         737,857.22
12.001 - 12.500     12.5    7.625         71,194.71             0            0          0                    1          71,194.71
Total:             6.947    4.224        178,585.67             0            0     22.465                10607   1,894,258,176.14



5. RATE & LTV

RATE & LTV        0.01 - 10   10.01 - 20   20.01 - 30   30.01 - 40   40.01 - 50   50.01 - 60   60.01 - 70   70.01 - 80   80.01 - 90
---------------   ---------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
4.001 - 4.500             0            0            0            0            0        0.012        0.009        0.246        0.048
4.501 - 5.000             0            0            0        0.014        0.076        0.102        0.368        0.867        0.123
5.001 - 5.500             0        0.005        0.016        0.039        0.061        0.317        1.021        3.768        0.294
5.501 - 6.000             0        0.017         0.05        0.081        0.482        0.754        1.902        9.602        2.028
6.001 - 6.500             0        0.002        0.054        0.162        0.372        0.866        1.972       10.745        3.756
6.501 - 7.000             0        0.011        0.008        0.144        0.369         0.89        2.114       11.551        4.949
7.001 - 7.500             0        0.016        0.084        0.071        0.252        0.379        0.821        5.839        3.591
7.501 - 8.000             0        0.002        0.009        0.048        0.096         0.37        1.021        3.353        3.309
8.001 - 8.500             0        0.006        0.032        0.062        0.083        0.201        0.536         1.62        1.927
8.501 - 9.000             0        0.012            0        0.058        0.068        0.115        0.275        1.278        1.617
9.001 - 9.500             0        0.002        0.002        0.025        0.073        0.057        0.256        0.635        0.647
9.501 - 10.000            0        0.004        0.007        0.013         0.02        0.032        0.146        0.609        0.488
10.001 - 10.500           0        0.002        0.001        0.004        0.009        0.031        0.035        0.322        0.172
10.501 - 11.000           0        0.001        0.001        0.003            0        0.018        0.007         0.12        0.167
11.001 - 11.500           0            0        0.001        0.001        0.002            0        0.007        0.038        0.097
11.501 - 12.000           0            0            0            0            0            0        0.002        0.018        0.019
12.001 - 12.500           0            0            0            0            0            0            0        0.004            0
Total:                    0         0.08        0.265        0.725        1.963        4.144        10.49       50.612       23.229


RATE & LTV        90.01 - 100   100.01+   total LTV   wa FICO   Margin   Avg Prin. Bal   Limited Doc   Stated Doc   IO Loans
---------------   -----------   ------    ---------   -------   ------   -------------   -----------   ----------   --------
4.001 - 4.500               0     0.31%           0    673.59    2.961      330,595.45             0            0      0.138
4.501 - 5.000               0     1.55%           0    675.53    2.986      312,206.20             0            0      0.618
5.001 - 5.500            0.01     5.53%           0    666.42    3.164      279,423.61             0            0       2.14
5.501 - 6.000           0.019    14.93%           0     651.8    3.433      256,250.66             0            0       5.07
6.001 - 6.500           0.287    18.22%           0    638.92    3.718      224,789.67             0            0      5.395
6.501 - 7.000           1.142    21.18%           0    626.73    4.022      191,008.26             0            0      4.895
7.001 - 7.500           1.635    12.69%           0     615.4    4.403      160,646.81             0            0      2.388
7.501 - 8.000           1.839    10.05%           0    602.63    4.885      145,381.33             0            0      1.278
8.001 - 8.500           1.448     5.91%           0    588.02    5.426      138,981.04             0            0      0.333
8.501 - 9.000           1.376     4.80%           0    581.14    5.767      118,509.66             0            0      0.196
9.001 - 9.500           0.516     2.21%           0    571.92     6.03       99,103.56             0            0      0.009
9.501 - 10.000          0.197     1.52%           0    560.19    6.323       93,518.17             0            0      0.005
10.001 - 10.500         0.019     0.60%           0     545.8    6.748       87,609.51             0            0          0
10.501 - 11.000         0.002     0.32%           0    541.01    7.393       69,294.97             0            0          0
11.001 - 11.500         0.002     0.15%           0    551.01    7.456       64,845.93             0            0          0
11.501 - 12.000             0     0.04%           0    543.73    7.846       56,758.25             0            0          0
12.001 - 12.500             0     0.00%           0       518    7.625       71,194.71             0            0          0
Total:                  8.491   100.00%           0    624.46    4.224      178,585.67             0            0     22.465


RATE & LTV        Silent 2nd   count      Total Bal
---------------   ----------   -----   ----------------
4.001 - 4.500                     18       5,950,718.17
4.501 - 5.000                     94      29,347,382.52
5.001 - 5.500                    375     104,783,852.41
5.501 - 6.000                   1104     282,900,723.78
6.001 - 6.500                   1535     345,052,142.01
6.501 - 7.000                   2100     401,117,341.30
7.001 - 7.500                   1496     240,327,624.71
7.501 - 8.000                   1309     190,304,163.63
8.001 - 8.500                    806     112,018,714.26
8.501 - 9.000                    767      90,896,912.61
9.001 - 9.500                    423      41,920,806.24
9.501 - 10.000                   307      28,710,079.21
10.001 - 10.500                  129      11,301,626.34
10.501 - 11.000                   87       6,028,661.98
11.001 - 11.500                   43       2,788,375.04
11.501 - 12.000                   13         737,857.22
12.001 - 12.500                    1          71,194.71
Total:                         10607   1,894,258,176.14

ARM

1. Credit Score

                                                               Pct. Of Pool By
Credit Score      Number of Loans    Principal Balance        Principal Balance
-------------------------------------------------------------------------------
740 & Above              181            $38,818,162                  2.25%
720 - 739                128             28,016,199                   1.62
700 - 719                209             51,681,683                   2.99
680 - 699                404             91,661,714                    5.3
660 - 679                785            160,948,696                   9.31
640 - 659              1,170            237,490,973                  13.74
620 - 639              1,368            258,788,674                  14.97
600 - 619              1,641            281,510,976                  16.28
580 - 599              1,548            257,948,038                  14.92
560 - 579                823            137,465,903                   7.95
540 - 559                584             92,270,736                   5.34
520 - 539                418             57,540,624                   3.33
500 - 519                226             28,658,947                   1.66
1 - 499                    2                188,689                   0.01
0 & Below                 73              6,057,040                   0.35
-------------------------------------------------------------------------------
Total:                 9,560         $1,729,047,054                100.00%
-------------------------------------------------------------------------------



FIXED

1. Credit Score

                                                               Pct. Of Pool By
Credit Score      Number of Loans    Principal Balance        Principal Balance
-------------------------------------------------------------------------------
740 & Above               48            $10,567,144                  6.40%
720 - 739                 22              4,039,498                   2.45
700 - 719                 41              9,229,374                   5.59
680 - 699                 90             18,707,963                  11.32
660 - 679                144             26,268,613                   15.9
640 - 659                158             24,645,221                  14.92
620 - 639                145             21,733,060                  13.15
600 - 619                133             18,121,947                  10.97
580 - 599                121             17,514,190                   10.6
560 - 579                 76              9,030,991                   5.47
540 - 559                 33              2,660,312                   1.61
520 - 539                 24              1,621,462                   0.98
500 - 519                  8                573,312                   0.35
0 & Below                  4                498,035                    0.3
-------------------------------------------------------------------------------
Total:                 1,047           $165,211,122                100.00%
-------------------------------------------------------------------------------
disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Criteria      SCHEDBAL      % Balance
--------------------------------------
AK         $11,831,548.65      0.62
AL          $7,002,394.15      0.37
AR          $7,585,260.38       0.4
AZ        $108,484,884.47      5.73
CA        $432,600,712.72     22.84
CO         $36,025,926.02       1.9
CT          $9,595,769.62      0.51
DC         $10,521,204.82      0.56
DE         $12,763,536.54      0.67
FL         $92,323,711.38      4.87
GA         $46,569,303.30      2.46
HI          $5,946,297.66      0.31
IA         $28,774,227.93      1.52
ID         $14,327,115.61      0.76
IL         $68,961,755.95      3.64
IN         $12,620,465.28      0.67
KS         $10,586,708.34      0.56
KY          $7,865,197.54      0.42
LA          $5,446,117.21      0.29
MA         $31,779,372.12      1.68
MD        $126,590,040.57      6.68
ME          $4,692,320.17      0.25
MI         $16,384,200.39      0.86
MN         $62,262,319.08      3.29
MO         $39,480,888.98      2.08
MS          $4,501,223.30      0.24
MT          $9,642,495.24      0.51
NC         $30,625,400.94      1.62
ND          $2,584,731.99      0.14
NE         $15,487,447.20      0.82
NH          $8,084,323.83      0.43
NJ         $58,107,598.58      3.07
NM         $14,729,375.93      0.78
NV         $51,223,464.05       2.7
NY         $65,107,091.99      3.44
OH         $27,795,082.19      1.47
OK         $11,124,899.57      0.59
OR         $27,104,821.09      1.43
PA         $41,242,114.78      2.18
RI          $2,401,851.80      0.13
SC         $15,311,103.06      0.81
SD          $4,991,327.43      0.26
TN         $20,315,259.94      1.07
TX         $58,734,539.40       3.1
UT         $14,688,200.31      0.78
VA         $92,745,655.52       4.9
VT            $122,644.07      0.01
WA         $57,750,293.36      3.05
WI         $28,586,389.21      1.51
WV         $10,256,014.68      0.54
WY          $9,973,547.80      0.53
Total:  $1,894,258,176.14       100
disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                        --------------------------------------------------------------------------------------------
                                                                                             % of pool by
                                                                           Principal          Principal
Strats Required                                  No of loans                  Bal              balance              FICO
---------------                         --------------------------------------------------------------------------------------------
Current Principal Balance
Current Rate
Fico credit score
DTI
Lien
LTV
Documentation
Purpose
Occupancy
Proterty Type
State ( 10 geographic concentration)
Amortisation Type
Initial Periodic Cap
Period Cap
Months to Rate Reset
Life maximum Rate
Margin
Interest Only
Silent Seconds

Zip ( 20)
remaining months to maturity



                                        --------------------------------------------------------------------------------------------
                                                                                                                             %
                                                                                WA gross                                 investment
Strats Required                                 LTV              DTI             coupon          Full Docs               properties
---------------                         --------------------------------------------------------------------------------------------
Current Principal Balance
Current Rate
Fico credit score
DTI
Lien
LTV
Documentation
Purpose
Occupancy
Proterty Type
State ( 10 geographic concentration)
Amortisation Type
Initial Periodic Cap
Period Cap
Months to Rate Reset
Life maximum Rate
Margin
Interest Only
Silent Seconds

Zip (20)
remaining months to maturity


1. Balance

-------------------------------------------------------------------------------------------------------------------
Balance                   Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
<= 50,000.00                 725      27,616,067.43      1.46    599    76.18    35.4     8.6        100       9.93
50,000.01 - 100,000.00     2,386     181,661,463.52      9.59    610    78.96   40.29    7.81        100       3.55
100,000.01 - 150,000.00    2,316     287,298,386.37     15.17    615    79.24   42.02    7.46        100        1.8
150,000.01 - 200,000.00    1,920     334,008,650.42     17.63    620    78.65   42.61    6.99        100       1.95
200,000.01 - 250,000.00    1,076     240,569,260.80      12.7    622    78.63   43.54    6.88        100       1.58
250,000.01 - 300,000.00      750     205,152,394.97     10.83    626    79.21   43.75    6.73        100       1.88
300,000.01 - 350,000.00      457     148,006,067.02      7.81    627    79.53   43.95    6.71        100       1.09
350,000.01 - 400,000.00      310     116,527,566.65      6.15    635    79.39   45.04    6.51        100       0.64
400,000.01 >=                667     353,418,318.96     18.66    641    78.84   42.02    6.34      99.66       0.98
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------
min: 9,592.53
max: 1,197,559.19


2. Rate

-------------------------------------------------------------------------------------------------------------------
Rate                      Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
4.00 - 4.49                    8       2,388,072.85      0.13    701     81.4   47.15    4.27        100          0
4.50 - 4.99                  103      32,682,576.90      1.73    673    74.07   44.85    4.81        100       0.64
5.00 - 5.49                  236      67,027,964.60      3.54    669    75.08   44.99    5.27        100       1.67
5.50 - 5.99                1,241     319,684,920.50     16.88    653     75.4   43.44    5.79        100       1.54
6.00 - 6.49                1,148     259,845,160.58     13.72    641    76.54   42.39    6.26        100       1.64
6.50 - 6.99                2,488     487,086,208.62     25.71    628    78.62   42.67    6.76      99.75       2.06
7.00 - 7.49                1,111     184,158,493.03      9.72    617    80.29   42.55    7.25        100       2.61
7.50 - 7.99                1,694     246,777,111.19     13.03    604    82.46   41.91    7.73        100       1.51
8.00 - 8.49                  595      80,514,127.06      4.25    593    83.75   41.98    8.25        100       2.61
8.50 - 8.99                  980     122,534,940.07      6.47    579    84.07   41.94    8.73        100       1.78
9.00 - 9.49                  331      33,699,823.90      1.78    572    82.07   40.92    9.25        100       0.85
9.50 - 9.99                  399      36,931,061.55      1.95    562    81.09   40.73    9.71        100       1.74
10.00 - 10.49                102       8,917,440.13      0.47    549    78.26   39.15   10.23        100          0
10.50 - 10.99                114       8,412,848.19      0.44    538    79.28   38.38   10.71        100       1.16
11.00 - 11.49                 30       2,105,170.67      0.11    549    80.18   34.24   11.22        100          0
11.50 - 11.99                 25       1,391,328.72      0.07    546    82.21   34.84   11.66        100          0
12.00 - 12.49                  1          29,732.87         0    670       85   26.17      12        100          0
12.50 - 12.99                  1          71,194.71         0    518     72.7   45.78    12.5        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------
min: 4.125
max: 12.500
wa: 6.947


3. FICO

-------------------------------------------------------------------------------------------------------------------
FICO                      Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
<= 500                        90       7,872,077.81      0.42    499    75.19   38.72    8.83        100       1.37
501 - 510                    112      13,960,508.18      0.74    505    66.66   41.02     9.3        100       0.08
511 - 520                    130      16,270,615.32      0.86    516     68.4    40.9    9.12        100       0.42
521 - 530                    232      31,689,920.13      1.67    526    72.13   42.16    8.75        100       1.61
531 - 540                    229      31,824,716.45      1.68    536    71.95   40.94    8.55        100       2.82
541 - 550                    325      50,947,918.28      2.69    546    73.86   42.91    7.97        100       1.54
551 - 560                    305      45,910,617.24      2.42    556    72.92   40.75    7.89        100       3.74
561 - 570                    464      78,520,044.78      4.15    565    76.43   42.34    7.46        100       1.68
571 - 580                    477      73,346,221.13      3.87    576    78.68   42.58    7.44        100       0.51
581 - 590                    827     134,150,097.53      7.08    585    78.94   42.45    7.23        100       0.94
591 - 600                    857     145,318,710.47      7.67    596    78.42   42.05    7.11        100       2.13
601 - 610                    891     148,670,271.71      7.85    605    80.66   42.05    7.01        100       1.01
611 - 620                    855     149,337,382.34      7.88    616    80.13   42.12    6.95        100       1.45
621 - 630                    768     143,814,986.28      7.59    625    81.11   43.17    6.81        100       0.45
631 - 640                    739     134,648,917.00      7.11    635    80.65   43.26    6.82        100       1.12
641 - 650                    717     137,554,359.41      7.26    645    80.62   42.55     6.6        100       1.33
651 - 660                    596     121,032,785.41      6.39    655    80.45   41.99    6.51        100        2.5
661 - 670                    508     104,625,928.88      5.52    665    80.29   43.39    6.34        100       3.15
671 - 680                    398      78,655,606.20      4.15    675     80.3   42.48    6.34        100       2.72
681 - 690                    281      64,245,657.39      3.39    685    80.33   43.31    6.27      98.14       1.29
691 - 700                    189      42,719,282.84      2.26    695     79.3   44.34    6.22        100       4.66
701 - 710                    135      32,985,214.27      1.74    706    80.54    43.6    6.33        100       2.74
711 - 720                    109      26,577,555.72       1.4    715    78.06   44.51    5.99        100       3.18
721 - 730                     83      17,054,731.86       0.9    726    78.97   43.25    6.28        100       5.69
731 - 740                     69      14,734,736.87      0.78    735    78.18   43.75    6.09        100       3.26
741 - 750                     62      14,606,485.10      0.77    746     76.1   42.17    6.13        100       2.97
751 - 760                     46       8,364,841.52      0.44    755     74.6   43.33    6.11        100       5.05
761 - 770                     42       7,467,391.26      0.39    764    80.45    44.8    6.33        100      10.88
771 - 780                     33       7,266,082.22      0.38    775    79.46   46.61    6.06        100       2.16
781 - 790                     13       3,473,920.30      0.18    785    69.69   46.02    6.09        100       5.84
791 - 800                     21       5,699,526.00       0.3    795    77.56   42.68    5.91        100       0.67
801 >=                         4         911,066.24      0.05    804    61.43   44.61    5.92        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


4. DTI

-------------------------------------------------------------------------------------------------------------------
DTI                       Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
0.001 - 10.000                61      16,008,308.71      0.85    633    75.78    5.97    6.74        100       5.68
10.001 - 20.000              365      57,790,185.07      3.05    628    75.62   15.47    6.96        100       2.01
20.001 - 30.000            1,142     165,109,849.47      8.72    619    77.36   25.93    7.13        100       1.76
30.001 - 40.000            2,370     375,926,335.76     19.85    617     78.1   35.49    7.11        100        1.6
40.001 - 50.000            4,237     824,341,865.61     43.52    628    79.26   45.93    6.87      99.85       1.68
50.001 - 60.000            2,427     454,210,725.03     23.98    626    80.17   53.12    6.89        100       2.06
60.001 - 70.000                4         761,192.22      0.04    598    78.13   63.04    6.95        100          0
80.001 - 90.000                1         109,714.27      0.01    761    66.67   84.68    6.75        100        100
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


5. GSOLTV

-------------------------------------------------------------------------------------------------------------------
GSOLTV                    Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
<= 15.000                     10         471,643.47      0.02    609    12.66   41.37    7.54        100       21.7
15.001 - 20.000               14       1,006,771.42      0.05    594    18.11    36.8    7.38        100          0
20.001 - 25.000               22       2,058,980.73      0.11    620    22.73    42.4    6.79        100      26.94
25.001 - 30.000               26       2,947,330.50      0.16    614    27.82   38.47    7.11        100       3.59
30.001 - 35.000               45       4,893,168.25      0.26    619    32.75   38.81    6.83        100       0.71
35.001 - 40.000               71       8,796,645.96      0.46    600    37.98   39.55     7.2        100       1.08
40.001 - 45.000               89      13,685,362.25      0.72    608    42.97   40.72    6.92        100       1.93
45.001 - 50.000              141      23,411,267.58      1.24    613    47.78   41.16    6.63        100       1.74
50.001 - 55.000              205      35,543,648.90      1.88    614    52.71   40.93    6.74        100       2.84
55.001 - 60.000              237      42,228,307.79      2.23    612    57.79   40.63    6.69        100       3.16
60.001 - 65.000              347      69,343,781.35      3.66    612    62.82   41.12    6.72        100       4.19
65.001 - 70.000              684     128,912,086.63      6.81    606    68.63   41.17     6.7        100       8.72
70.001 - 75.000              945     176,715,414.65      9.33    611    73.92   40.77     6.9      99.32       4.99
75.001 - 80.000            4,412     781,901,327.54     41.28    633    79.75   43.53    6.64        100       0.96
80.001 - 85.000              985     184,171,402.77      9.72    616    84.38   41.76    7.28        100          0
85.001 - 90.000            1,313     257,324,455.48     13.58    623     89.6   42.15    7.33        100          0
90.001 - 95.000              525      81,970,124.80      4.33    638    94.78   44.07    7.74        100          0
95.001 - 100.000             536      78,876,456.07      4.16    645    99.92   45.92    8.11        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------
min: 10.300
max: 100.000


6. Doc Type

-------------------------------------------------------------------------------------------------------------------
Doc Type                  Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
FULL                      10,606   1,893,060,616.95     99.94    624    78.94   42.58    6.95        100       1.81
NO DOC                         1       1,197,559.19      0.06    688       75   44.78    6.95          0          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


7. Purpose

-------------------------------------------------------------------------------------------------------------------
Purpose                   Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
CASHOUT REFI               5,196   1,001,668,228.69     52.88    616    75.81   41.97    6.93        100       2.14
PURCHASE                   4,805     797,524,426.77      42.1    635    82.81   43.65    6.95      99.85        1.4
RATE/TERM REFI               606      95,065,520.68      5.02    625    79.47   39.96    7.08        100        1.8
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


8. Occupancy

-------------------------------------------------------------------------------------------------------------------
Occupancy                 Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED            10,207   1,841,916,422.14     97.24    624    79.16    42.6    6.95      99.93          0
NON OWNER                    294      34,352,233.61      1.81    641    69.91    42.4    6.98        100        100
SECOND HOME                  106      17,989,520.39      0.95    639    73.48   40.99    7.07        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


9. Property Type

-------------------------------------------------------------------------------------------------------------------
Property Type             Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY              9,690   1,720,452,783.66     90.82    623    79.09   42.41    6.97      99.93       1.37
CONDO                        643     115,692,054.65      6.11    636    79.68    44.1    6.75        100       4.34
2 FAMILY                     183      36,533,578.99      1.93    632    74.36   45.62    6.65        100       9.22
3-4 FAMILY                    51      11,359,174.18       0.6    634    70.71   45.55    6.98        100      21.33
CONDO HI-RISE                 40      10,220,584.66      0.54    636    71.41   40.69    6.69        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


10. State

-------------------------------------------------------------------------------------------------------------------
State                     Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
CA                         1,360     432,600,712.72     22.84    640    74.89    43.8    6.32      99.72        2.4
MD                           534     126,590,040.57      6.68    618    78.56   43.06    6.77        100       1.07
AZ                           560     108,484,884.47      5.73    623    78.74   40.74    7.01        100       1.43
VA                           424      92,745,655.52       4.9    619    79.76   44.19    6.91        100       1.26
FL                           507      92,323,711.38      4.87    617    78.13   41.64    7.01        100          3
IL                           517      68,961,755.95      3.64    616    82.78   41.18    7.53        100       1.46
NY                           302      65,107,091.99      3.44    618    75.96   43.91    6.88        100       1.95
MN                           375      62,262,319.08      3.29    624    80.88   43.46    6.97        100       0.29
TX                           582      58,734,539.40       3.1    618    80.26   39.51    7.68        100       3.06
NJ                           251      58,107,598.58      3.07    604    77.13   43.39    7.51        100       1.68
Other                      5,195     728,339,866.48     38.45    622    81.22   42.08    7.18        100       1.63
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


11. Product

-------------------------------------------------------------------------------------------------------------------
Product                   Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
2 YR ARM                   7,788   1,275,977,255.70     67.36    614    79.68   42.45    7.13      99.91       2.02
2 YR ARM IO                1,526     398,905,732.06     21.06    642    79.92   43.63    6.41        100          0
30 YR FIXED                  688     114,338,958.28      6.04    649    71.86   41.15    7.04        100       4.66
3 YR ARM                     170      33,013,862.66      1.74    647    78.47    42.2    6.51        100       2.63
FIXED 15/30 BLN              122      26,129,246.44      1.38    658    72.34   42.11    6.67        100       4.19
3 YR ARM IO                   76      21,150,203.45      1.12    666    76.78   42.61    6.25        100          0
15 YR FIXED                  214      19,245,803.92      1.02    630     64.5   38.89    7.43        100       6.94
30 YR FIXED IO                23       5,497,113.63      0.29    665    75.23   44.68    6.86        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


12. Initial Cap

-------------------------------------------------------------------------------------------------------------------
Initial Cap               Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
0                          1,047     165,211,122.27      8.72    648    71.19   41.15    7.02        100       4.69
3                          9,560   1,729,047,053.87     91.28    622    79.68   42.72    6.94      99.93       1.54
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


13. Periodic Cap

-------------------------------------------------------------------------------------------------------------------
Periodic Cap              Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
0                          1,047     165,211,122.27      8.72    648    71.19   41.15    7.02        100       4.69
1                          9,560   1,729,047,053.87     91.28    622    79.68   42.72    6.94      99.93       1.54
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


14. MTR

-------------------------------------------------------------------------------------------------------------------
MTR                       Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
<= 6                       1,047     165,211,122.27      8.72    648    71.19   41.15    7.02        100       4.69
7-18                          22       4,631,877.43      0.24    607    79.79   37.09    6.39        100          0
19 - 30                    9,293   1,670,302,905.45     88.18    621    79.74   42.74    6.96      99.93       1.54
31 - 42                      245      54,112,270.99      2.86    655    77.81   42.35    6.41        100       1.51
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


15. MaxRate

-------------------------------------------------------------------------------------------------------------------
MaxRate                   Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
<= 9.00                    1,048     165,407,738.33      8.73    648    71.21   41.16    7.02        100       4.69
10.01 - 10.50                 18       5,950,718.17      0.31    674    79.69   45.18    4.41        100          0
10.51 - 11.00                 94      29,347,382.52      1.55    676    73.57   44.85    4.85        100       0.71
11.01 - 11.50                367     102,539,090.46      5.41    666    74.75   44.96    5.35        100       1.73
11.51 - 12.00              1,037     262,698,933.93     13.87    649    76.24   43.25    5.83        100       1.62
12.01 - 12.50              1,394     313,644,010.25     16.56    635    77.97   42.74    6.32        100       1.87
12.51 - 13.00              1,843     350,215,399.27     18.49    623    79.74   42.72    6.82      99.66       1.35
13.01 - 13.50              1,337     217,700,019.20     11.49    614    81.88   42.36    7.31        100       1.77
13.51 - 14.00              1,170     173,764,559.70      9.17    601    82.82    42.5     7.8        100       1.12
14.01 - 14.50                715     102,795,843.99      5.43    586    83.88   42.59    8.32        100        2.1
14.51 - 15.00                690      85,419,133.33      4.51    579    85.29   41.39    8.81        100       1.23
15.01 >=                     894      84,775,346.99      4.48    561    81.73   40.21    9.75        100       0.89
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


16. Margin

-------------------------------------------------------------------------------------------------------------------
Margin                    Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
<= 3.000                   1,978     371,147,059.26     19.59    651    73.83   41.98    6.46        100       3.22
3.001 - 3.250                503     118,774,311.14      6.27    670    77.35   43.73    5.97      98.99       0.52
3.251 - 3.500                675     146,503,804.87      7.73    656    76.87   43.04    6.18        100       1.62
3.501 - 3.750                862     184,015,778.30      9.71    640    77.02   43.08    6.31        100       1.29
3.751 - 4.000              1,058     202,036,884.82     10.67    624    77.53    42.6    6.56        100       2.35
4.001 - 4.250              1,053     187,420,852.23      9.89    615    78.86   42.74    6.79        100       1.91
4.251 - 4.500                747     127,433,222.81      6.73    618    81.18   42.69    7.01        100        2.1
4.501 - 4.750                655     112,849,149.00      5.96    611    83.17    42.9    7.28        100       1.82
4.751 - 5.000                565      96,022,019.21      5.07    604    85.22   42.27    7.47        100       1.39
5.001 - 5.250                414      64,512,631.55      3.41    605    86.85   41.43    7.85        100       0.59
5.251 - 5.500                327      57,756,228.94      3.05    600    89.99   45.28    8.01        100       1.25
5.501 - 5.750                431      64,923,656.74      3.43    579    85.04   43.26     8.3        100       0.56
5.751 - 6.000                384      46,648,871.30      2.46    578    84.18   41.01    8.53        100       0.53
6.001 - 6.250                281      35,050,312.79      1.85    562    81.16   41.71    8.84        100          0
6.251 - 6.500                242      34,747,072.11      1.83    545    76.59   42.02     8.9        100       0.54
6.501 - 6.750                140      15,219,126.31       0.8    534    74.41   40.12     9.2        100       2.45
6.751 - 7.000                100      11,404,124.09       0.6    529    75.09   38.99     9.4        100          0
7.001 - 7.250                 56       6,143,962.74      0.32    521    74.57    40.5    9.84        100       6.19
7.251 - 7.500                 50       5,436,216.71      0.29    552    80.39   41.85    10.1        100          0
7.501 - 7.750                 33       2,564,236.59      0.14    536    80.72   39.14   10.47        100          0
7.751 - 8.000                 40       2,698,080.03      0.14    553    84.94   36.59    10.9        100          0
8.001 >=                      13         950,574.60      0.05    554    84.08    33.7    11.2        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


17. IOFLAG

-------------------------------------------------------------------------------------------------------------------
IOFLAG                    Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
N                          8,982   1,468,705,127.00     77.53    619    78.72   42.29     7.1      99.92       2.34
Y                          1,625     425,553,049.14     22.47    644    79.71   43.59     6.4        100          0
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------


18. WAM

-------------------------------------------------------------------------------------------------------------------
WAM                       Count          PBAL         Percent   FICO   GSOLTV    DTI    RATE    %FullDoc   % Invest
-------------------------------------------------------------------------------------------------------------------
121 - 180                    336      45,375,050.36       2.4    646    69.02   40.74    6.99        100       5.36
301 - 360                 10,271   1,848,883,125.78      97.6    624    79.18   42.63    6.95      99.94       1.73
-------------------------------------------------------------------------------------------------------------------
Total:                    10,607   1,894,258,176.14       100    624    78.94   42.58    6.95      99.94       1.81
-------------------------------------------------------------------------------------------------------------------

disclaimer
No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 41 5 of the Securities Act of I 933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

This workbook has 4 data sheets for data input:The Structure and Collateral sheets. The Structure sheet is for the structure of the offered notes, input cells are highlighted and an example sheet is shown.

The collateral sheets are for the assets underlying the deal, input cells are highlighted. With the exception of the summary statistics table each cell should contain the weighted percentage of deals that answer the given criteria, e.g. what % are owner occupied, what % have FICO of 640-659 and are 10. The Collateral Total sheet is for the entire deal, with the other sheets for the individual groups.

                           Deal launched Date
                           Originator
                           Servicer
                           Collateral
                           Size in USD

                           Structure:


Tranche name   Rating: Moodys/S&P   Size (M$)  Spread  WAL    Credit Enhacement
--------------------------------------------------------------------------------








                           Excess spread
                           Reserve fund
                           Max reserve fund


Example

----------------------------------------------------------------------------------------------------------------
                  Deal launched Date     Tuesday, March 01, 2005
                  Originator                      XXXXX
                  Servicer                        YYYY
                  Collateral                    Resi B&C
                  Size in USD                  500,000,000
----------------------------------------------------------------------------------------------------------------
                  Structure:
----------------------------------------------------------------------------------------------------------------
Tranche name      Rating: Moodys/S&P                   Size (M$)       Spread       WAL     Credit Enhacement
----------------------------------------------------------------------------------------------------------------
Al                AAA/AAA                                   200                         1             60.00%
A2                AAA/AAA                                   140                         3             32.00%
A3                AAA/AAA                                    50                 6.23/9.66             22.00%
                  AAA/AAA                                                                             22.00%
                  AAA/AAA                                                                             22.00%
Ml                Aa2/AA                                     55                         5             11.00%
M2                A2/A                                       30                         5              5.00%
M3                A3/A-                                       5                       4.6              4.00%
BI                Baal/BBB+                                   5                       4.6              3.00%
B2                Baa2/BBB                                    5                       4.5              2.00%
B3                Baa3/BBB-                                   5                       4.3              1.00%
B4                Bal/BB+                                     5                                        0.00%
                  N/A
----------------------------------------------------------------------------------------------------------------

                  Excess spread                           3.92%
                  Reserve fund                            2.65%
                  Max reserve fund                           0%

----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
LTV/FICO Matrix                                                          LTV
--------------------------------------------------------------------------------------------------------------------------------
                                 60-       60-65     65-70    70-75     75-80     80-85     85-90     90-95   95-100     Total
--------------------------------------------------------------------------------------------------------------------------------
FIXED     FICO     350-479                                                                                                    0
                   480-499                                                                                                    0
                   500-519       0.24          0      0.11        0         0         0         0         0        0       0.35
                   520-539       0.52       0.05      0.21     0.05      0.15         0         0         0        0       0.98
                   540-559       0.47       0.38      0.21     0.08      0.43      0.03         0         0        0        1.6
                   560-579       1.87       0.39      1.12     0.48      0.88      0.35      0.38         0        0       5.47
                   580-599       2.32       0.77      2.64     1.16      2.71      0.69      0.28      0.03        0       10.6
                   600-619       2.23       0.87       1.5     1.45      2.84      1.24       0.8      0.05        0      10.98
                   620-639       2.06       1.89      1.19     2.02       3.1      1.07      1.07      0.57     0.17      13.14
                   640-659       2.56       1.14      1.54     1.65      4.87      1.58      1.04      0.37     0.16      14.91
                   660-679       2.73       0.92      0.73     1.83      5.65      1.54      1.66      0.77     0.06      15.89
                   680-699       1.73       1.39      0.92     2.63      2.54      1.31      0.58      0.23        0      11.33
                   700-719       0.74       0.36      0.31     0.69      2.48      0.45      0.56         0        0       5.59
                   720-739       0.37       0.51      0.42     0.16      0.57      0.16         0      0.21     0.04       2.44
                   740-759       0.75       0.92       0.2     0.75      0.39      0.44         0         0        0       3.45
                   760-779        0.2       0.27      0.19      0.1      1.05         0         0         0        0       1.81
                   780-799       0.12          0      0.24        0      0.52         0      0.06         0        0       0.94
                   800-850       0.15          0         0        0      0.07         0         0         0        0       0.22
                   Total        19.06       9.86     11.53    13.05     28.25      8.86      6.43      2.23     0.43       99.7
ARM       FICO     350-479          0          0         0        0         0         0         0         0        0          0
                   480-499          0          0         0        0      0.01         0         0         0        0       0.01
                   500-519       0.35       0.14       0.3      0.6      0.25      0.02         0         0        0       1.66
                   520-539       0.34       0.26      0.53     0.61      1.35      0.18      0.04         0        0       3.31
                   540-559       0.72       0.45      0.62     0.99       1.2      1.31      0.03      0.02        0       5.34
                   560-579       0.78       0.34      0.81     0.88       1.5      1.28      2.33      0.02     0.01       7.95
                   580-599       0.95       0.41      0.98     1.09      6.77       1.2      2.72      0.78     0.02      14.92
                   600-619       0.77       0.42       0.8     1.31      7.05      1.55       2.5      0.69     1.19      16.28
                   620-639       0.56        0.3      0.75     0.92      6.81      1.41      2.05      0.96     1.21      14.97
                   640-659       0.53       0.34      0.63     0.97      6.54      1.05      1.87      0.95     0.87      13.75
                   660-679       0.33       0.13      0.29     0.68      4.78      0.81       1.2      0.55     0.54       9.31
                   680-699        0.2       0.13      0.26     0.46      2.36      0.37       0.9      0.32     0.31       5.31
                   700-719       0.13       0.03      0.12     0.16      1.78      0.22       0.3      0.08     0.17       2.99
                   720-739       0.12       0.03      0.05     0.07      0.87      0.17      0.17      0.08     0.06       1.62
                   740-759       0.05       0.04       0.1     0.05      0.61      0.13      0.05      0.03     0.03       1.09
                   760-779       0.04       0.02      0.01     0.02      0.36      0.01      0.06      0.04     0.08       0.64
                   780-799       0.07          0      0.02     0.07      0.19      0.01      0.05         0     0.03       0.44
                   800-850       0.02          0         0     0.05      0.01         0         0         0        0       0.08
                   Total         5.96       3.04      6.27     8.93     42.44      9.72     14.27      4.52     4.52      99.67
--------------------------------------------------------------------------------------------------------------------------------
CLTV/FICO Matrix                                          CLTV (including silent seconds)
-----------------------------------------------------------------------------------------------------------------------------------
                               60-   60-65  65-70  70-75  75-80  80-85  85-90   90-95    95-100   100-105  105-110   110+    Total
-----------------------------------------------------------------------------------------------------------------------------------
FIXED     FICO     350-479                                                                                                   0
                   480-499                                                                                                   0
                   500-519                                                                                                   0
                   520-539                                                                                                   0
                   540-559                                                                                                   0
                   560-579                                                                                                   0
                   580-599                                                                                                   0
                   600-619                                                                                                   0
                   620-639                                                                                                   0
                   640-659                                                                                                   0
                   660-679                                                                                                   0
                   680-699                                                                                                   0
                   700-719                                                                                                   0
                   720-739                                                                                                   0
                   740-759                                                                                                   0
                   760-779                                                                                                   0
                   780-799                                                                                                   0
                   800-850                                                                                                   0
                   Total      0      0      0      0      0      0      0       0        0        0        0         0       0
-----------------------------------------------------------------------------------------------------------------------------------
ARM       FICO     350-479                                                                                                   0
                   480-499                                                                                                   0
                   500-519                                                                                                   0
                   520-539                                                                                                   0
                   540-559                                                                                                   0
                   560-579                                                                                                   0
                   580-599                                                                                                   0
                   600-619                                                                                                   0
                   620-639                                                                                                   0
                   640-659                                                                                                   0
                   660-679                                                                                                   0
                   680-699                                                                                                   0
                   700-719                                                                                                   0
                   720-739                                                                                                   0
                   740-759                                                                                                   0
                   760-779                                                                                                   0
                   780-799                                                                                                   0
                   800-850                                                                                                   0
                   Total      0      0      0      0      0      0      0       0        0        0        0         0       0
-----------------------------------------------------------------------------------------------------------------------------------


               IO ONLY LOANS                          Mortgage Insurance
--------------------------------------------------------------------------------
FICO  350-479                    FICO     350-479
      480-499                             480-499
      500-519                             500-519
      520-539                             520-539
      540-559                             540-559
      560-579                             560-579
      580-599          15.01              580-599
      600-619           15.8              600-619
      620-639           19.4              620-639
      640-659          18.81              640-659
      660-679          13.61              660-679
      680-699           7.01              680-699
      700-719           5.21              700-719
      720-739           2.28              720-739
      740-759           1.39              740-759
      760-779           1.15              760-779
      780-799            0.2              780-799
      800-850           0.13              800-850

DTI/FICO matrix
------------------------------------------------------------------------------------------------------------------------------------
                                                                     DTI
------------------------------------------------------------------------------------------------------------------------------------
                            <20    20-24.9   25-29.9   30-34.9   35-39.9  40-44.9   45-49.9  50-54.9    55-59.9      60+    TOTAL
   product     fico range
------------------------------------------------------------------------------------------------------------------------------------
     ARM       300-500          0         0         0         0      0.02     0.01      0.02     0.01          0        0
               500-550       0.18      0.24      0.65      0.88      1.07     1.39      2.09     1.53       0.13        0
               550-575       0.33       0.4       0.5      0.89       1.1     1.44      1.38     2.26       0.41        0
               575-600       0.63      0.47      0.97      1.89      1.89     2.93      4.39     3.86       0.17     0.03
               600-620       0.71      0.59      1.04      1.25      2.07     2.35      4.08     3.84       0.26        0
               620-650       0.63      0.54      1.13      1.84      2.36     3.87      6.54     4.62       0.44     0.01
               650-680       0.62      0.33      0.78      1.24      1.71     2.32      5.13     3.15       0.18        0
               680-700       0.15      0.14      0.19      0.27      0.53     0.86      1.64     1.19       0.15        0
               700-750       0.21      0.23      0.18      0.22      0.37     0.91       1.9     1.15       0.05        0
               750-800       0.05      0.02      0.08      0.06       0.1     0.22      0.51     0.41          0     0.01
               800-900          0         0         0         0         0     0.02      0.01        0          0        0
------------------------------------------------------------------------------------------------------------------------------------
                Total        3.54      2.99      5.58      8.58     11.24     16.4     27.77    22.06       1.79     0.05
------------------------------------------------------------------------------------------------------------------------------------
    Fixed      300-500
               500-550       0.08      0.09      0.14      0.33      0.17     0.38      0.66     0.36          0        0
               550-575       0.63      0.11      0.22      0.27      0.78     1.32      0.78     0.95       0.05        0
               575-600       0.42      0.23      1.43      1.47      2.03     1.15      2.25     2.93       0.34        0
               600-620       0.98      0.44      1.17      0.97      1.23     1.58      2.14     2.21       0.24        0
               620-650       1.49      0.88      1.24      1.84       2.5     2.29      5.87     5.38       0.35        0
               650-680       1.84      1.25      1.03      1.57      2.47     3.71       4.7      5.5       0.21        0
               680-700        0.6      0.61      0.48      0.79      1.37     1.52      2.34     3.14       0.23        0
               700-750       0.88         0      0.46      0.47       1.4      1.7      1.68     2.17       0.66        0
               750-800       0.58      0.06      0.31      0.14      0.19     0.33      0.33     2.34       0.08        0
               800-900          0         0         0         0         0     0.22         0        0          0        0
------------------------------------------------------------------------------------------------------------------------------------
               Total          7.6      3.67      6.49      7.85     12.14     14.2     20.86    25.04       2.15        0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  General Pool Statistics
----------------------------------------------------------------------------------------------------------------------------

-------------------------------      -----------------------------------    -----------------------------------------------
Geographic distribution              Documentation                          Rate type
-------------------------------      -----------------------------------    -----------------------------------------------
State                   %                                            %                                                 %
California           22.84           Full Documentation            99.94    Fixed                                     8.72
Florida               4.87           Stated Documentation                   ARM                                      91.28
NY                    3.44           Reduced Documentation
New Jersey            3.07           No documentation               0.06
Nevada                 2.7
Texas                  3.1
Illinois              3.64           Occupancy Status                       Borrower type
Washington            3.05                                           %                                                 %
Maryland              6.68           Primary Residence             97.24    1st Lien
Massachussets         1.68           Second / Vacation              0.95    2nd lien
Arizona               5.73           Non Owner Occupied             1.81
Colorado               1.9
Oregon                1.43
Connecticut           0.51           Distribution by Property Type          Mortgage purpose
Georgia               2.46                                           %                                                 %
North Carolina        1.62           One                           90.82    Purchase                                  42.1
Alaska                0.62           2-4 Unit                       2.53    Rate/Term refinance                       5.02
Alabama               0.37           Pud detached                           Equity refinance                         52.88
Arkansas               0.4           Condo                          6.65
Delaware              0.67           Pud attached
Hawaii                0.31           Modular Home
Idaho                 0.76           Manufactured Housing                   Summary statistics
Indiana               0.67           Town house
Iowa                  1.52                                                  Number of loans                          10607
Kansas                0.56                                                  Total principal balance       1,894,258,176.14
Kentucky              0.42           Repayment type                         Average outstanding balance         178,585.67
Louisiana             0.29                                           %      Largest outstanding balance       1,197,559.19
Maine                 0.25           2 year ARM                    67.36    WA LTV                                   78.94
Michigan              0.86           2 year ARM IO                 21.06    LTV >90%                                  8.49
Minnesota             3.29           3 Year ARM                     1.74    WA Remaining Term (Months)                 354
Mississippi           0.24           3 Year ARM IO                  1.12    WA Seasoning (months)                        2
Missouri              2.08           25 Lib 1M/IO/10YR                      WA Credit Score                        624.458
Montana               0.51           5 Year ARM                             WA Net Mortgage Rate
Nebraska              0.82           5 Year ARM IO                          WA Neg Am limit
New Hampshire         0.43           15/30 Balloon                  1.38
New Mexico            0.78           20/30 Balloon
North Dakota          0.14           Fixed                          7.06    AFC
Ohio                  1.47           Fixed IO                       0.29                                               %
Oklahoma              0.59           Actuarial                                          0.50%
Pennsylvania          2.18                                                              1.00%
Rhode Island          0.13                                                              1.50%
South Carolina        0.81           Prepay penalty                                     2.00%
South Dakota          0.26                                           %      NA or fixed rate
Tennessee             1.07           1 year
Utah                  0.78           2 year                        63.52
Vermont               0.01           3 year                          8.9    Conforming
Virginia               4.9           other                                                                             %
West Virginia         0.54           none                          27.58    Conforming
Wisconsin             1.51                                                  Non conforming
Wyoming               0.53
Washington DC         0.56
----------------------------------------------------------------------------------------------------------------------------

LTV/FICO Matrix                                                          LTV
--------------------------------------------------------------------------------------------------------------------------------
                                 60-       60-65     65-70    70-75     75-80     80-85     85-90     90-95   95-100     Total
--------------------------------------------------------------------------------------------------------------------------------
FIXED     FICO     350-479                                                                                                    0
                   480-499                                                                                                    0
                   500-519                                                                                                    0
                   520-539                                                                                                    0
                   540-559                                                                                                    0
                   560-579                                                                                                    0
                   580-599                                                                                                    0
                   600-619                                                                                                    0
                   620-639                                                                                                    0
                   640-659                                                                                                    0
                   660-679                                                                                                    0
                   680-699                                                                                                    0
                   700-719                                                                                                    0
                   720-739                                                                                                    0
                   740-759                                                                                                    0
                   760-779                                                                                                    0
                   780-799                                                                                                    0
                   800-850                                                                                                    0
                   Total            0          0         0        0         0         0         0         0        0          0
ARM       FICO     350-479                                                                                                    0
                   480-499                                                                                                    0
                   500-519                                                                                                    0
                   520-539                                                                                                    0
                   540-559                                                                                                    0
                   560-579                                                                                                    0
                   580-599                                                                                                    0
                   600-619                                                                                                    0
                   620-639                                                                                                    0
                   640-659                                                                                                    0
                   660-679                                                                                                    0
                   680-699                                                                                                    0
                   700-719                                                                                                    0
                   720-739                                                                                                    0
                   740-759                                                                                                    0
                   760-779                                                                                                    0
                   780-799                                                                                                    0
                   800-850                                                                                                    0
                   Total            0          0         0        0         0         0         0         0        0          0
--------------------------------------------------------------------------------------------------------------------------------
CLTV/FICO Matrix                                          CLTV (including silent seconds)
-----------------------------------------------------------------------------------------------------------------------------------
                               60-   60-65  65-70  70-75  75-80  80-85  85-90   90-95    95-100   100-105  105-110   110+    Total
-----------------------------------------------------------------------------------------------------------------------------------
FIXED     FICO     350-479                                                                                                   0
                   480-499                                                                                                   0
                   500-519                                                                                                   0
                   520-539                                                                                                   0
                   540-559                                                                                                   0
                   560-579                                                                                                   0
                   580-599                                                                                                   0
                   600-619                                                                                                   0
                   620-639                                                                                                   0
                   640-659                                                                                                   0
                   660-679                                                                                                   0
                   680-699                                                                                                   0
                   700-719                                                                                                   0
                   720-739                                                                                                   0
                   740-759                                                                                                   0
                   760-779                                                                                                   0
                   780-799                                                                                                   0
                   800-850                                                                                                   0
                   Total      0      0      0      0      0      0      0       0        0        0        0         0       0
-----------------------------------------------------------------------------------------------------------------------------------
ARM       FICO     350-479                                                                                                   0
                   480-499                                                                                                   0
                   500-519                                                                                                   0
                   520-539                                                                                                   0
                   540-559                                                                                                   0
                   560-579                                                                                                   0
                   580-599                                                                                                   0
                   600-619                                                                                                   0
                   620-639                                                                                                   0
                   640-659                                                                                                   0
                   660-679                                                                                                   0
                   680-699                                                                                                   0
                   700-719                                                                                                   0
                   720-739                                                                                                   0
                   740-759                                                                                                   0
                   760-779                                                                                                   0
                   780-799                                                                                                   0
                   800-850                                                                                                   0
                   Total      0      0      0      0      0      0      0       0        0        0        0         0       0
-----------------------------------------------------------------------------------------------------------------------------------


               IO                                 Mortgage Insurance
--------------------------------------------------------------------------------
FICO  350-479                    FICO     350-479
      480-499                             480-499
      500-519                             500-519
      520-539                             520-539
      540-559                             540-559
      560-579                             560-579
      580-599                             580-599
      600-619                             600-619
      620-639                             620-639
      640-659                             640-659
      660-679                             660-679
      680-699                             680-699
      700-719                             700-719
      720-739                             720-739
      740-759                             740-759
      760-779                             760-779
      780-799                             780-799
      800-850                             800-850

DTI/FICO matrix
------------------------------------------------------------------------------------------------------------------------------------
                                                                     DTI
------------------------------------------------------------------------------------------------------------------------------------
                            <20    20-24.9   25-29.9   30-34.9   35-39.9  40-44.9   45-49.9  50-54.9    55-59.9      60+    TOTAL
   product     fico range
------------------------------------------------------------------------------------------------------------------------------------
     ARM       300-500
               500-550
               550-575
               575-600
               600-620
               620-650
               650-680
               680-700
               700-750
               750-800
               800-900
------------------------------------------------------------------------------------------------------------------------------------
                Total
------------------------------------------------------------------------------------------------------------------------------------
    Fixed      300-500
               500-550
               550-575
               575-600
               600-620
               620-650
               650-680
               680-700
               700-750
               750-800
               800-900
------------------------------------------------------------------------------------------------------------------------------------
               Total
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  General Pool Statistics
----------------------------------------------------------------------------------------------------------------------------

-------------------------------      -----------------------------------    -----------------------------------------------
Geographic distribution              Documentation                          Rate type
-------------------------------      -----------------------------------    -----------------------------------------------
State                   %                                            %                                                  %
California                           Full Documentation                      Fixed
Florida                              Stated Documentation                    ARM
NY                                   Reduced Documentation
New Jersey                           No documentation
Nevada
Texas
Illinois                             Occupancy Status                        Borrower type
Washington                                                           %                                                  %
Maryland                             Primary Residence                       1st Lien
Massachussets                        Second / Vacation                       2nd lien
Arizona                              Non Owner Occupied
Colorado
Oregon
Connecticut                          Distribution by Property Type           Mortgage purpose
Georgia                                                              %                                                  %
North Carolina                       One                                     Purchase
Alaska                               2-4 Unit                                Rate/Term refinance
Alabama                              Pud detached                            Equity refinance
Arkansas                             Condo
Delaware                             Pud attached
Hawaii                               Modular Home
Idaho                                Manufactured Housing                    Summary statistics
Indiana                              Town house
Iowa                                                                         Number of loans
Kansas                                                                       Total principal balance
Kentucky                             Repayment type                          Average outstanding balance
Louisiana                                                            %       Largest outstanding balance
Maine                                2 year ARM                              WA LTV
Michigan                             2 year ARM IO                           LTV >90%
Minnesota                            3 Year ARM                              WA Remaining Term (Months)
Mississippi                          3 Year ARM IO                           WA Seasoning (months)
Missouri                             25 Lib 1M/IO/10YR                       WA Credit Score
Montana                              5 Year ARM                              WA Net Mortgage Rate
Nebraska                             5 Year ARM IO                           WA Neg Am limit
New Hampshire                        15/30 Balloon
New Mexico                           20/30 Balloon
North Dakota                         Fixed                                   AFC
Ohio                                 Fixed IO                                                                           %
Oklahoma                             Actuarial                                           0.50%
Pennsylvania                                                                             1.00%
Rhode Island                                                                             1.50%
South Carolina                       Prepay penalty                                      2.00%
South Dakota                                                         %       NA or fixed rate
Tennessee                            1 year
Utah                                 2 year
Vermont                              3 year                                  Conforming
Virginia                             other                                                                              %
West Virginia                        none                                    Conforming
Wisconsin                                                                    Non conforming
Wyoming
Washington DC
----------------------------------------------------------------------------------------------------------------------------

LTV/FICO Matrix                                                          LTV
--------------------------------------------------------------------------------------------------------------------------------
                                 60-       60-65     65-70    70-75     75-80     80-85     85-90     90-95   95-100     Total
--------------------------------------------------------------------------------------------------------------------------------
FIXED     FICO     350-479                                                                                                    0
                   480-499                                                                                                    0
                   500-519                                                                                                    0
                   520-539                                                                                                    0
                   540-559                                                                                                    0
                   560-579                                                                                                    0
                   580-599                                                                                                    0
                   600-619                                                                                                    0
                   620-639                                                                                                    0
                   640-659                                                                                                    0
                   660-679                                                                                                    0
                   680-699                                                                                                    0
                   700-719                                                                                                    0
                   720-739                                                                                                    0
                   740-759                                                                                                    0
                   760-779                                                                                                    0
                   780-799                                                                                                    0
                   800-850                                                                                                    0
                   Total            0          0         0        0         0         0         0         0        0          0
ARM       FICO     350-479                                                                                                    0
                   480-499                                                                                                    0
                   500-519                                                                                                    0
                   520-539                                                                                                    0
                   540-559                                                                                                    0
                   560-579                                                                                                    0
                   580-599                                                                                                    0
                   600-619                                                                                                    0
                   620-639                                                                                                    0
                   640-659                                                                                                    0
                   660-679                                                                                                    0
                   680-699                                                                                                    0
                   700-719                                                                                                    0
                   720-739                                                                                                    0
                   740-759                                                                                                    0
                   760-779                                                                                                    0
                   780-799                                                                                                    0
                   800-850                                                                                                    0
                   Total            0          0         0        0         0         0         0         0        0          0
--------------------------------------------------------------------------------------------------------------------------------
CLTV/FICO Matrix                                          CLTV (including silent seconds)
-----------------------------------------------------------------------------------------------------------------------------------
                               60-   60-65  65-70  70-75  75-80  80-85  85-90   90-95    95-100   100-105  105-110   110+    Total
-----------------------------------------------------------------------------------------------------------------------------------
FIXED     FICO     350-479                                                                                                   0
                   480-499                                                                                                   0
                   500-519                                                                                                   0
                   520-539                                                                                                   0
                   540-559                                                                                                   0
                   560-579                                                                                                   0
                   580-599                                                                                                   0
                   600-619                                                                                                   0
                   620-639                                                                                                   0
                   640-659                                                                                                   0
                   660-679                                                                                                   0
                   680-699                                                                                                   0
                   700-719                                                                                                   0
                   720-739                                                                                                   0
                   740-759                                                                                                   0
                   760-779                                                                                                   0
                   780-799                                                                                                   0
                   800-850                                                                                                   0
                   Total      0      0      0      0      0      0      0       0        0        0        0         0       0
-----------------------------------------------------------------------------------------------------------------------------------
ARM       FICO     350-479                                                                                                   0
                   480-499                                                                                                   0
                   500-519                                                                                                   0
                   520-539                                                                                                   0
                   540-559                                                                                                   0
                   560-579                                                                                                   0
                   580-599                                                                                                   0
                   600-619                                                                                                   0
                   620-639                                                                                                   0
                   640-659                                                                                                   0
                   660-679                                                                                                   0
                   680-699                                                                                                   0
                   700-719                                                                                                   0
                   720-739                                                                                                   0
                   740-759                                                                                                   0
                   760-779                                                                                                   0
                   780-799                                                                                                   0
                   800-850                                                                                                   0
                   Total      0      0      0      0      0      0      0       0        0        0        0         0       0
-----------------------------------------------------------------------------------------------------------------------------------


               IO                                 Mortgage Insurance
--------------------------------------------------------------------------------
FICO  350-479                    FICO     350-479
      480-499                             480-499
      500-519                             500-519
      520-539                             520-539
      540-559                             540-559
      560-579                             560-579
      580-599                             580-599
      600-619                             600-619
      620-639                             620-639
      640-659                             640-659
      660-679                             660-679
      680-699                             680-699
      700-719                             700-719
      720-739                             720-739
      740-759                             740-759
      760-779                             760-779
      780-799                             780-799
      800-850                             800-850

DTI/FICO matrix
------------------------------------------------------------------------------------------------------------------------------------
                                                                     DTI
------------------------------------------------------------------------------------------------------------------------------------
                            <20    20-24.9   25-29.9   30-34.9   35-39.9  40-44.9   45-49.9  50-54.9    55-59.9      60+    TOTAL
   product     fico range
------------------------------------------------------------------------------------------------------------------------------------
     ARM       300-500
               500-550
               550-575
               575-600
               600-620
               620-650
               650-680
               680-700
               700-750
               750-800
               800-900
------------------------------------------------------------------------------------------------------------------------------------
                Total
------------------------------------------------------------------------------------------------------------------------------------
    Fixed      300-500
               500-550
               550-575
               575-600
               600-620
               620-650
               650-680
               680-700
               700-750
               750-800
               800-900
------------------------------------------------------------------------------------------------------------------------------------
               Total
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  General Pool Statistics
----------------------------------------------------------------------------------------------------------------------------

-------------------------------      -----------------------------------    -----------------------------------------------
Geographic distribution              Documentation                          Rate type
-------------------------------      -----------------------------------    -----------------------------------------------
State                   %                                            %                                                 %
California                           Full Documentation                      Fixed
Florida                              Stated Documentation                    ARM
NY                                   Reduced Documentation
New Jersey                           No documentation
Nevada
Texas
Illinois                             Occupancy Status                        Borrower type
Washington                                                           %                                                  %
Maryland                             Primary Residence                       1st Lien
Massachussets                        Second / Vacation                       2nd lien
Arizona                              Non Owner Occupied
Colorado
Oregon
Connecticut                          Distribution by Property Type           Mortgage purpose
Georgia                                                              %                                                  %
North Carolina                       One                                     Purchase
Alaska                               2-4 Unit                                Rate/Term refinance
Alabama                              Pud detached                            Equity refinance
Arkansas                             Condo
Delaware                             Pud attached
Hawaii                               Modular Home
Idaho                                Manufactured Housing                    Summary statistics
Indiana                              Town house
Iowa                                                                         Number of loans
Kansas                                                                       Total principal balance
Kentucky                             Repayment type                          Average outstanding balance
Louisiana                                                            %       Largest outstanding balance
Maine                                2 year ARM                              WA LTV
Michigan                             2 year ARM IO                           LTV >90%
Minnesota                            3 Year ARM                              WA Remaining Term (Months)
Mississippi                          3 Year ARM IO                           WA Seasoning (months)
Missouri                             25 Lib 1M/IO/10YR                       WA Credit Score
Montana                              5 Year ARM                              WA Net Mortgage Rate
Nebraska                             5 Year ARM IO                           WA Neg Am limit
New Hampshire                        15/30 Balloon
New Mexico                           20/30 Balloon
North Dakota                         Fixed                                   AFC
Ohio                                 Fixed IO                                                                           %
Oklahoma                             Actuarial                                           0.50%
Pennsylvania                                                                             1.00%
Rhode Island                                                                             1.50%
South Carolina                       Prepay penalty                                      2.00%
South Dakota                                                         %       NA or fixed rate
Tennessee                            1 year
Utah                                 2 year
Vermont                              3 year                                  Conforming
Virginia                             other                                                                              %
West Virginia                        none                                    Conforming
Wisconsin                                                                    Non conforming
Wyoming
Washington DC
----------------------------------------------------------------------------------------------------------------------------

disclaimer

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer or the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All average are wtg averages.

                                     Originator/ Source 1   Originator/ Source 2   Originator/ Source 3   Aggregate
Description (expected bbg ticker)                                                                         Deal Name
Originator                               WELLS FARGO
Dealer Shelf
Dealer
Largest Servicer
FICO avg                                          624.458
FICO stdev                                         73.576
FICO < 500                                          0.356
FICO < 560                                         10.034
10th Percentile FICO                                  549
90th Percentile FICO                                  681
CLTV avg                                            78.94
CLTV >80%                                            31.8
SS CLTV (incl. silent second LTVs)
% With Silent 2nds
10th Percentile CLTV                                63.33
90th Percentile CLTV                                90.48
Full Doc %                                         99.937
Loan Bal avg (000s)                           $178,585.67
DTI %                                               42.58
DTI >45%                                            51.31
Purch %                                            42.102
Cash Out %                                         52.879
Fxd %                                               8.722
3 yr ARM >=                                          2.86      <---CORRECTED              VALUE
WAC                                                 6.947
WAC stdev                                            1.24
1st Lien %
MI %
MI Insurer
CA %                                               22.837
Sng Fam %                                          90.825
Invt Prop %                                         1.813
MH %                                                    0
IO%                                                22.465
2yr IO%                                                 0
IO non-full doc %                                       0
2-4 Family %                                         2.53      <---CORRECTED              VALUE
Prim Occ                                           97.237
<$100K Bal %                                       11.022
2-yr Prepay Penalty %                              63.516
% of 40-year loans
Initial Target OC %
Total C/E% Aaa
Total C/E% Aa2
Total C/E% A2
Mth 37 Loss Trig
Moody's Base Case Loss
S&P single-B FF/LS
Fitch single-B FF/LS


Originator/ Source   WA LTV   WA CLTV   WA SS CLTV    FICO      WAC    % Bal.   Purch %   Invt Prop %   1st Lien %
FIRST FRANKLIN        78.94     78.94                624.458   6.947      100    42.102         1.813
Name 2
Name 3
Name 4
Total:                78.94     78.94                624.458   6.947      100    42.102         1.813


Originator/ Source   % with S.2nds    CA%     Full Doc %    IO%     DTI%    DTI% > 45   % with MI
FIRST FRANKLIN               30.24   22.837       99.937   22.465   42.58       51.31
Name 2
Name 3
Name 4
Total:                       30.24   22.837       99.937   22.465   42.58       51.31


Documentation   WALTV   WACLTV   WA SS CLTV   WAFICO     WAC    % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
Full            78.94    78.94                624.418   6.947    99.94    42.066         1.815                       30.196
Non-Full           75       75                    688    6.95     0.06       100             0                          100
Total           78.94    78.94                624.458   6.947      100    42.102         1.813                        30.24


Documentation     CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
Full             22.789          100    22.48   42.58       51.35
Non-Full            100            0        0   44.78           0
Total            22.837       99.937   22.465   42.58       51.31


Interest Only   WALTV   WACLTV   WA SS CLTV   WAFICO     WAC    % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
24
36
60              79.71    79.71                643.659   6.404    22.47    50.224             0                       50.928
Other IO
Non-IO          78.72    78.72                 618.87   7.105    77.53    39.749         2.339                       24.246
Total           78.94    78.94                624.458   6.947      100    42.102         1.813                        30.24


Interest Only     CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
24
36
60               39.579          100      100   43.59       55.28
Other IO
Non-IO           17.987       99.918        0   42.29       50.16
Total            22.837       99.937   22.465   42.58       51.31


FICO            WALTV   WACLTV   WA SS CLTV   WAFICO     WAC    % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
0-499           75.54    75.54                 489.99   8.664     0.36    53.926         1.594                       14.335
500-559         71.91    71.91                536.377   8.425     9.68    19.027         2.052                        1.529
560-599         78.14    78.14                582.414   7.278    22.28    37.093         1.387                       21.658
600-639         80.64    80.64                618.895   6.911    30.63    45.389         1.029                       33.698
640-679         80.38    80.38                657.207    6.47    23.72    46.843         2.353                       39.842
680>=           79.01    79.01                713.194   6.208    13.34    50.915         3.199                       40.809
Total           78.94    78.94                624.458   6.947      100    42.102         1.813                        30.24


FICO              CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
0-499              8.31          100        0   38.09       33.79
500-559          14.084          100        0   41.71       45.09
560-599           17.51          100   15.139   42.22       48.13
600-639          20.853          100   25.819    42.7       51.47
640-679           25.61          100     30.7   42.54       53.12
680>=            38.095       99.526   29.254   43.73       58.03
Total            22.837       99.937   22.465   42.58       51.31


Low Balance      WALTV   WACLTV   WA SS CLTV   WAFICO     WAC    % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
<80,000           78.6     78.6                605.933   8.118     6.36    50.674         5.974                       27.798
80,000-100,000   78.59    78.59                612.252   7.637     4.68    50.823         2.245                       37.509
100,000>=        78.98    78.98                626.406   6.827    88.95     41.03         1.493                       30.032
Total            78.94    78.94                624.458   6.947      100    42.102         1.813                        30.24


Low Balance        CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
<80,000            1.642          100    2.478   38.65        32.6
80,000-100,000     1.979          100    6.503      41       42.48
100,000>=         25.452       99.929   24.736   42.94       53.12
Total             22.837       99.937   22.465   42.58       51.31


Lien Position    WALTV   WACLTV   WA SS CLTV   WAFICO     WAC    % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
1st Lien
2nd Lien
Total


Lien Position      CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
1st Lien
2nd Lien
Total


WACLTV    WA SS CLTV   WAFICO     WAC    % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds    CA%     Full Doc %
80-85%     FIXED->     633.463   6.667       39    65.133         0.853                       68.528   19.858          100
85-90%     FIXED->     615.983   7.354     9.21    24.007             0                        1.826   21.393          100
90-95%     FIXED->     622.944   7.417    11.03    34.766             0                        1.231   15.586          100
95-100%    FIXED->     637.467   7.776     3.93    55.642             0                        0.198   11.243          100


WACLTV     IO%     DTI %   DTI% > 45   % with MI
80-85%    31.618   43.54       54.49
85-90%    18.544   42.28       48.98
90-95%    18.484   41.62       49.75
95-100%   23.995   44.46       55.67


SSCLTV    WAFICO   WAC   % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds   CA%   Full Doc %   IO%

80-85%
85-90%
90-95%
95-100%


SSCLTV    DTI %   DTI% > 45   % with MI
80-85%
85-90%
90-95%
95-100%


Coupon-ARM       WALTV   WACLTV   WA SS CLTV   WAFICO     WAC     % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
<8%              78.94    78.94                630.645     6.57     84.2    44.292         1.554                        37.11
8-9%             84.53    84.53                583.115    8.539    10.89    45.076         1.707                        3.537
9-10%            82.35    82.35                565.875    9.489     3.78    44.312         1.003                        2.259
10-11%           79.25    79.25                543.009   10.465     0.94    50.712         0.605                         2.55
11-12%           81.68    81.68                547.332   11.405     0.18    73.269             0                            0
12-13%           76.32    76.32                562.779   12.353     0.01     29.46             0                            0
13-14%
>14%


Coupon-ARM         CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
<8%               25.436       99.918   28.193   42.95       52.97
8-9%               5.238          100    4.968   42.05       47.74
9-10%              3.116          100    0.346   40.83       39.17
10-11%             0.709          100        0   38.84       30.97
11-12%                 0          100        0   34.35       27.19
12-13%                 0          100        0      40       70.54
13-14%
>14%


Coupon-fixed rate   WALTV   WACLTV   WA SS CLTV   WAFICO     WAC     % Bal.   Purch %   Invt Prop %   1st Lien %   % with S.2nds
<8%                 70.62    70.62                655.876    6.742       87    15.279         4.463          100          14.609
8-9%                 76.5     76.5                 608.67    8.506      8.9    33.516         7.246          100          17.662
9-10%               71.73    71.73                 583.29    9.471      3.2    18.996         5.219          100           7.366
10-11%              71.83    71.83                558.701    10.48      0.7    23.605             0          100               0
11-12%              74.69    74.69                553.681   11.324     0.21    32.276             0          100               0
12-13%
13-14%
>14%


Coupon-fixed rate     CA%     Full Doc %    IO%     DTI %   DTI% > 45   % with MI
<8%                  34.127          100    3.283   41.24       49.24           0
8-9%                  6.479          100    5.108   40.82       38.72           0
9-10%                 4.864          100     0.53   40.72       45.57           0
10-11%                    0          100        0   37.81       24.45           0
11-12%                    0          100        0   35.58       38.21           0
12-13%
13-14%
>14%


Top 20 Cities        % of Total Bal        # of Loans         Loan Bal      Avg Loan Bal     WA LTV     % with 2nd         WAFICO







Top 10 States        % of Total Bal        # of Loans         Loan Bal      Avg Loan Bal     WA LTV     % with 2nd         WAFICO




                     % of Total                                     Avg Loan              % with
     Top 20 Cities      Bal       # of Loans       Loan Bal            Bal       WA LTV    2nd     WAFICO
LAS VEGAS                  1.39          115      $26,251,835.71   $228,276.83    78.11   25.073   633.786
PHOENIX                    1.09          105       20,648,545.05    196,652.81    79.54   14.641   632.292
LOS ANGELES                1.07           61       20,333,198.69    333,331.13    69.46   13.601   624.659
MESA                       0.72           63       13,715,124.31    217,700.39    79.14   11.252   619.386
SACRAMENTO                 0.66           43       12,501,482.64    290,732.15    77.87   23.247   651.594
FRESNO                     0.65           55       12,230,063.86    222,364.80    77.93   15.979   628.201
WASHINGTON                 0.63           51       11,893,502.82    233,205.94    75.96   22.408   607.134
SAN JOSE                   0.59           22       11,086,580.65    503,935.48    77.29    38.35   641.453
BAKERSFIELD                0.51           48        9,684,254.39    201,755.30    80.07   14.296    624.84
BOWIE                       0.5           29        9,465,923.87    326,411.17    82.02   28.261   611.098
RICHMOND                   0.49           41        9,285,546.06    226,476.73     81.9   49.473   653.873
VIRGINIA BEA               0.48           46        9,107,411.48    197,987.21    79.63   18.694    603.19
BALTIMORE                  0.48           67        8,999,313.99    134,318.12    80.54    36.46   621.698
SAN FRANCISC               0.45           20        8,587,148.90    429,357.45    71.05   45.368   652.714
STOCKTON                   0.45           28        8,446,951.83    301,676.85    82.11   33.067   655.205
LINCOLN                    0.45           41        8,431,302.64    205,641.53    80.09    55.67   643.323
ANTIOCH                    0.43           25        8,186,957.33    327,478.29    74.55   14.615   617.715
OAKLAND                    0.43           25        8,148,567.41    325,942.70    73.33   17.769   650.575
GLENDALE                   0.43           41        8,081,414.21    197,107.66    76.96   10.104   619.519
CHICAGO                    0.42           51        8,008,887.29    157,037.01    82.06   19.474   614.271
Other                     87.69         9630    1,661,164,163.01    172,498.87    79.12   31.128   623.649
Total:                      100        10607   $1,894,258,176.14   $178,585.67    78.94    30.24   624.458



                     % of Total                                     Avg Loan              % with
     Top 20 States      Bal       # of Loans       Loan Bal            Bal       WA LTV    2nd     WAFICO
CA                        22.84         1360     $432,600,712.72   $318,088.76    74.89   27.184   639.849
MD                         6.68          534      126,590,040.57    237,060.00    78.56   26.716   618.406
AZ                         5.73          560      108,484,884.47    193,723.01    78.74   12.058   623.035
VA                          4.9          424       92,745,655.52    218,739.75    79.76    34.67   618.649
FL                         4.87          507       92,323,711.38    182,098.05    78.13   19.385   617.004
IL                         3.64          517       68,961,755.95    133,388.31    82.78   25.675   615.562
NY                         3.44          302       65,107,091.99    215,586.40    75.96     15.1   618.177
MN                         3.29          375       62,262,319.08    166,032.85    80.88   44.139   623.998
TX                          3.1          582       58,734,539.40    100,918.45    80.26   24.693   618.314
NJ                         3.07          251       58,107,598.58    231,504.38    77.13   17.775   604.275
WA                         3.05          322       57,750,293.36    179,348.74    81.24   45.889   637.229
NV                          2.7          231       51,223,464.05    221,746.60     78.3   22.002   631.143
GA                         2.46          313       46,569,303.30    148,783.72    83.57   39.956   616.339
PA                         2.18          303       41,242,114.78    136,112.59    81.67   24.237   608.881
MO                         2.08          358       39,480,888.98    110,281.81    81.43   39.929   622.956
CO                          1.9          197       36,025,926.02    182,872.72    78.98   59.262   637.904
MA                         1.68          124       31,779,372.12    256,285.26    76.69    38.26   626.297
NC                         1.62          237       30,625,400.94    129,221.10    82.84   38.978   613.022
IA                         1.52          303       28,774,227.93     94,964.45    83.08   48.831   614.845
WI                         1.51          216       28,586,389.21    132,344.39    81.01   37.852   608.803
Other                     17.75         2591      336,282,485.79    129,788.69    81.63   37.459   620.252
Total:                      100        10607   $1,894,258,176.14   $178,585.67    78.94    30.24   624.458